UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
 PROXY STATEMENT PURSUANT TO SECTION 14(a) of THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No.     )
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Filed by a Party other than the Registrant     ☐
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Preliminary Proxy Statement
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Soliciting Material Pursuant to §240.14a-12
NEWPARK RESOURCES, INC.

(Name of Registrant as Specified In Its Charter)

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NEWPARK RESOURCES, INC.

_________________________________________________

Notice of Annual Meeting
and
Proxy Statement
__________________________

2017 Annual Meeting of Stockholders
May 18, 2017

April 5, 2017
Dear Fellow Stockholder:
On behalf of the Board of Directors, you are cordially invited to attend our 2017 Annual Meeting of Stockholders of Newpark Resources, Inc. (the “Company”), which will be held on Thursday, May 18, 2017, at 10:00 a.m., Central Daylight Time, at the offices of the Company, 9320 Lakeside Boulevard, Suite 100, The Woodlands, Texas 77381. In the following pages, you will find the Notice of Annual Meeting of Stockholders as well as a Proxy Statement describing the business to be conducted at the meeting.
Whether or not you plan to attend the Annual Meeting, it is important that you study carefully the information provided in the accompanying Proxy Statement and vote. Please promptly vote your shares by telephone, by the Internet or, if the Proxy Statement was mailed to you, by marking, signing, dating and returning the proxy card in the prepaid envelope so that your shares can be voted in accordance with your wishes.
Thank you for your continued support. We look forward to seeing you at our 2017 Annual Meeting of Stockholders.

Sincerely,
PAUL L. HOWES
President and Chief Executive Officer

2017 Proxy Statement | i

2017 Proxy Statement | ii

NEWPARK RESOURCES, INC.
9320 Lakeside Blvd. Ste 100
The Woodlands, Texas 77381
NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 18, 2017
To the Stockholders of Newpark Resources, Inc.:
The Annual Meeting of Stockholders of Newpark Resources, Inc., a Delaware corporation (the “Company”), will be held on Thursday, May 18, 2017, at 10:00 a.m., Central Daylight Time, at the offices of the Company, 9320 Lakeside Boulevard, Suite 100, The Woodlands, Texas 77381, for the following purposes:
(1)the election of six directors to the Board of Directors;
(2)an advisory vote to approve named executive officer compensation;

(3)	an advisory vote on the frequency of future advisory votes on named executive officer compensation;

(4)
to consider and act upon a proposal to amend the Company’s 2015 Employee Equity Incentive Plan, as amended, to increase the number of shares of common stock authorized for issuance under the plan by 2,000,000 shares from 7,800,000 to 9,800,000 shares;

(5)	to consider and act upon a proposal to amend and restate the Company’s 2008 Employee Stock Purchase Plan, as amended;

(6)	the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year 2017; and

(7)	to consider and act upon such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.
Only stockholders of record at the close of business on March 29, 2017 will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement. A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for 10 days prior to the Annual Meeting at our executive offices, 9320 Lakeside Boulevard, Suite 100, The Woodlands, Texas 77381.
All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please promptly vote your shares by telephone, by the Internet or if this Proxy Statement was mailed to you, by marking, signing, dating and returning the enclosed proxy card as soon as possible in the enclosed postage prepaid envelope in order that your vote be cast at the Annual Meeting. The giving of your proxy will not affect your right to vote in person should you later decide to attend the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record for you to follow in order to vote your shares.

Dated:	April 5, 2017	BY ORDER OF THE BOARD OF DIRECTORS

Mark J. Airola
Senior Vice President, General Counsel,
Chief Administrative Officer and Secretary

NEWPARK RESOURCES, INC.
9320 Lakeside Boulevard, Suite 100
The Woodlands, Texas 77381
 PROXY STATEMENT
April 5, 2017
GENERAL INFORMATION
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Newpark Resources, Inc. for the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the offices of the Company, 9320 Lakeside Boulevard, Suite 100, The Woodlands, Texas 77381 on Thursday, May 18, 2017, at 10:00 a.m., Central Daylight Time, and any postponements or adjournments of the Annual Meeting.

Record Date and Outstanding Shares
Only stockholders of record at the close of business on March 29, 2017 are entitled to receive notice of and to vote at the Annual Meeting. On that date, we had outstanding 84,771,716 shares of common stock, each of which is entitled to one vote upon each proposal presented at the Annual Meeting.

Notice Regarding the Availability of Proxy Materials
In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement and related materials available over the Internet under the “notice and access” delivery model. The “notice and access” rule removes the requirement for public companies to automatically send their stockholders a printed set of proxy materials and allows them instead to deliver to their stockholders a “Notice Regarding the Availability of Proxy Materials” and to provide access to the documents over the Internet. A Notice Regarding the Availability of Proxy Materials was first mailed to all stockholders of record on or about April 5, 2017. The notice is not a form for voting, and presents an overview of the more complete proxy materials which contain important information and are available on the Internet and by mail. Stockholders are encouraged to access and review the proxy materials before voting.
This Proxy Statement, the form of proxy and voting instructions are being made available on or about April 5, 2017 at www.proxyvote.com. You may also request a printed copy of this Proxy Statement and the form of proxy by telephone at 1-800-579-1639, via the internet at www.proxyvote.com or by email in accordance with the instructions given in the Notice Regarding the Availability of Proxy Materials. Our Annual Report to Stockholders, including financial statements, for the fiscal year ended December 31, 2016, is being made available at the same time and by the same method described above. The Annual Report to Stockholders is not to be considered as part of the proxy solicitation material or as having been incorporated by reference.
 Any stockholder may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis by making such request via the Internet, email or by telephone. A request to receive proxy materials in printed form or electronically by email will remain in effect until the request is terminated by the stockholder.

Delivery of Documents to Stockholders Sharing an Address
All stockholders of record as of the record date will receive a copy of our Notice Regarding Availability of Proxy Materials. Stockholders residing in the same household who hold their shares in the name of a bank, broker or other holder of record may receive only one Notice Regarding Availability of Proxy Materials. This process, by which only one Notice Regarding Availability of Proxy Materials is delivered to multiple security holders sharing an address, unless contrary instructions are received from one or more of the security holders, is called “householding.” Householding may provide convenience for stockholders and cost savings for companies. Once begun, householding may continue unless instructions to the contrary are received from one or more of the stockholders within the household.
Street name stockholders in a single household who received only one copy of the Notice Regarding Availability of Proxy Materials may request to receive separate copies in the future by following the instructions provided on the voting instruction form sent to them by their bank, broker or other holder of record. Similarly, street name stockholders who are receiving multiple copies may request that only a single set of materials be sent to them in the

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future by checking the appropriate box on the voting instruction form. Otherwise, street name stockholders should contact their bank, broker, or other holder.
COPIES OF THIS PROXY STATEMENT AND THE 2016 ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, FINANCIAL STATEMENT SCHEDULES AND EXHIBITS, ARE AVAILABLE PROMPTLY WITHOUT CHARGE BY CALLING (281) 362-6800, OR BY WRITING TO CORPORATE SECRETARY, NEWPARK RESOURCES, INC., 9320 LAKESIDE BOULEVARD, SUITE 100, THE WOODLANDS, TEXAS 77381. If you are receiving multiple copies of the Notice Regarding Availability of Proxy Materials, you also may request orally or in writing to receive a single copy by calling (281) 362-6800, or writing to Corporate Secretary, Newpark Resources, Inc., 9320 Lakeside Boulevard, Suite 100, The Woodlands, Texas 77381. However, if you wish to receive a paper proxy and voting instruction form or other proxy materials for participation and voting in this year’s annual meeting, follow the instructions included in the Notice Regarding Availability of Proxy Materials sent to you.

Voting Information
Stockholders of record may vote in person at the Annual Meeting or by proxy. If you do not wish to vote in person or if you will not be attending the Annual Meeting, you may vote by proxy. You may vote by Internet or by following the instructions in the Notice Regarding the Availability of Proxy Materials or, if you requested printed copies of the proxy materials, you can vote by Internet, by telephone or by delivering your proxy through the mail. We recommend that you vote by proxy even if you plan to attend the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record for you to follow in order to vote your shares.

Revocation of Proxies
Any stockholder giving a proxy may revoke the proxy before it is voted by notifying our Secretary in writing before or at the Annual Meeting, by providing a proxy bearing a later date to our Corporate Secretary, by voting again via the internet or telephone, or by attending the Annual Meeting and expressing a desire to vote in person. If you are a beneficial owner and wish to change your vote, you must contact the bank, broker or other holder of record that holds your shares prior to the Annual Meeting to assist you with this process. Subject to this revocation, all proxies will be voted as directed by the stockholder on the proxy card. If no choice is specified, proxies will be voted according to the recommendation of the Board as listed below:

Proposals		Recommendation of the Board
Proposal 1 -	Election of the six directors nominated by the Board of Directors	FOR
Proposal 2 -	Approval of the compensation of our named executed officers as disclosed in this proxy statement	FOR
Proposal 3 -	Approval of holding future advisory votes on executive compensation to be conducted on a one-year basis	FOR
Proposal 4 -	Adoption of Amendment No. 2 to the Company’s 2015 Employee Equity Incentive Plan	FOR
Proposal 5 -	Adoption of the Amended and Restated Employee Stock Purchase Plan	FOR
Proposal 6 -	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year 2017	FOR
The proxy confers discretionary authority to the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the Annual Meeting. Management is not currently aware of, nor does it intend to present at the Annual Meeting, any such other matters.
Your cooperation in promptly voting your shares via internet, telephone or, if you received this Proxy Statement by mail, by returning the enclosed proxy, will reduce expenses.

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Quorum
The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date is necessary to constitute a quorum for the transaction of business. Abstentions and “broker non-votes” are counted for purposes of determining the presence of a quorum.

Beneficial Ownership
If your shares are held by a bank, broker or other nominee, you are considered the beneficial owner of the shares and the shares are considered to be held in street name for your account. As the beneficial owner, you have the right to direct your bank, broker or nominee to vote your shares as you instruct. If you do not instruct your bank, broker, or nominee on how to vote your shares, then such bank, broker or nominee will only have discretion to vote your shares on routine matters only. Other matters considered non-routine will not be voted on by your bank, broker or nominee, which is called a "broker non-vote."
The following agenda items are considered non-routine, therefore, your bank, broker or other nominee will not be able to vote your shares on these items unless you have given explicit instructions to do so:

•	election of directors;

•	the advisory vote to approve executive compensation;

•	the advisory vote on the frequency of holding future advisory votes on executive compensation;

•	the adoption of Amendment No. 2 to the Company’s 2015 Employee Equity Incentive Plan (the "2015 Plan"); and

•	the adoption of the Company's Amended and Restated Employee Stock Purchase Plan.
If you do not instruct your bank, broker or nominee to how to vote your shares on the foregoing agenda items, then your shares will be considered “broker non-vote” with respect to those proposals.
The ratification of the appointment of Deloitte and Touche LLP is considered a routine agenda item and your bank, broker or other nominee is permitted to vote your shares even if such bank, broker or nominee does not receive voting instructions from you.

Proposal 1 - Election of Directors
A plurality vote is required for the election of directors. The “plurality” standard means the director nominees who receive the largest number of “for” votes cast are elected as directors. Under our Corporate Governance Guidelines, our Board of Directors has adopted a majority vote policy which applies to the election of directors. Under this policy, in an uncontested election, any nominee who receives a greater number of “withheld” votes from his election than votes “for” his election is required to tender his resignation to the Chairman of the Board. Consequently, the number of “withheld” votes with respect to a nominee will affect whether or not our majority vote policy will apply to that individual. Abstentions and broker non-votes are not counted for purposes of the election of directors and, therefore, will have no effect to the outcome of such election.

Voting Requirement to Approve Other Proposals
The following summary describes the vote requirement to approve each of the proposals on the agenda, excluding the election of Directors, at the Annual Meeting assuming a quorum has been established for the transaction of business at the meeting.

•
Proposal 2 - Advisory vote to approve executive compensation. The approval of the advisory vote on the Company's executive compensation requires the affirmative vote of a majority of the shares of common stock having voting power on such matter present, in person or by proxy, at the Annual Meeting. Abstentions will be considered as present at the Annual Meeting and included in the vote totals on this matter and will have the same effect as a vote against the proposal. Broker non-votes will have no effect on the outcome of the advisory proposal.

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•
Proposal 3 - Advisory vote on the frequency of holding future advisory votes on executive compensation. The advisory vote on the frequency of holding future advisory votes on executive compensation will have four options, to approve future advisory votes every year, every two years or every three years, or to abstain from voting on such proposal. The frequency of such future advisory votes receiving a plurality, or the largest number of "for" votes cast, will be the frequency that has been "approved" by our stockholders. Abstentions and broker non-votes will have no effect on the outcome of the advisory proposal.

•
Proposal 4 - Approval of Amendment No. 2 to the Company's 2015 Employee Equity Incentive Plan. Under our bylaws, the approval of Amendment No. 2 to the Company's 2015 Plan requires the affirmative vote of a majority of the shares of common stock having voting power on such matter present, in person or by proxy, at the Annual Meeting. Abstentions will be considered as present at the Annual Meeting and included in the vote totals on this matter and will have the same effect as a vote against the proposal. Broker non-votes will have no effect on the outcome of this proposal. In addition, under the New York Stock Exchange ("NYSE") rules, approval of the adoption of Amendment No. 2 to the Company's 2015 Plan requires approval of a majority of votes cast on the proposal. The NYSE takes the position that a broker non-vote is not a "vote cast." Accordingly, broker non-votes will have no effect on the outcome of the vote on this proposal. However, abstentions will be counted by the NYSE as a vote cast and will be treated as a vote against the adoption of the Amendment No. 2 to the 2015 Employee Equity Incentive Plan.

•
Proposal 5 - Approval of the Amended and Restated Employee Stock Purchase Plan. Under our bylaws, the approval of the Amended and Restated Employee Stock Purchase Plan requires the affirmative vote of a majority of the shares of common stock having voting power on such matter present, in person or by proxy, at the Annual Meeting. Abstentions will be considered as present at the Annual Meeting and included in the vote totals on this matter and will have the same effect as a vote against the proposal. Broker non-votes will have no effect on the outcome of this proposal. In addition, under the NYSE rules, approval of the adoption of the Amended and Restated Employee Stock Purchase Plan requires approval of a majority of votes cast on the proposal. The NYSE takes the position that a broker non-vote is not a "vote cast." Accordingly, broker non-votes will have no effect on the outcome of the vote on this proposal. However, abstentions will be counted by the NYSE as a vote cast and will be treated as a vote against the adoption of the Amended and Restated Employee Stock Purchase Plan.

•
Proposal 6 - Ratification of the appointment of independent registered public accounting firm. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year 2017 requires the affirmative vote of a majority of the shares of common stock having voting power on such matter present, in person or by proxy, at the Annual Meeting. Abstentions will be considered as present at the Annual Meeting and included in the vote totals on this matter and will have the same effect as a vote against the proposal. Brokers who have not received voting instructions from the beneficial owner have the discretionary authority to vote the ratification of the appointment of Deloitte & Touche LLP. While we do not expect broker non-votes on this proposal, any broker non-votes will be included in the vote totals on this proposal and will have the same effect as a vote against this proposal.

Solicitation of Proxies
The cost of preparing, printing and delivering this Proxy Statement, the Notice of Annual Meeting and the form of proxy, as well as the cost of soliciting proxies relating to the Annual Meeting, will be borne by us. In addition to this distribution, officers and other regular employees of ours may solicit proxies personally, electronically or by telephone, but no additional compensation will be paid to these individuals on account of these activities. We have retained the services of Alliance Advisors LLC for an estimated fee of $10,000, plus out-of-pocket expenses, to assist in the solicitation of proxies. We will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares held by them of record.

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CORPORATE GOVERNANCE

General
Under Delaware law, our business and affairs are managed under the direction of the Board of Directors. The Board of Directors establishes broad corporate policies, has responsibility for our overall performance and direction and authorizes various types of transactions but is not involved in the details of day-to-day operations. Members of the Board of Directors keep informed of our business by participating in Board and committee meetings, by reviewing reports and other materials provided to them and through discussions with the Chief Executive Officer and other officers.

Board Leadership Structure
The Board evaluates its leadership structure and role in risk oversight on an ongoing basis. The decision on whether to combine or separate the Chairman and Chief Executive Officer (“CEO”) role is determined on the basis of what the Board considers to be best for our Company. Our current Board leadership structure separates the role of Chairman and CEO. The Board believes that part of an effective Board leadership structure is to have either an independent director as the Chairman or to designate a Lead Director. The Nominating and Corporate Governance Committee and the Board currently believe that the separation of the role of CEO and Chairman (who is an independent director) is appropriate as it provides, among other things, sufficient independence between the Board and management, Board member leadership by an independent director, and facilitates our Board’s ability to carry out its roles and responsibilities on behalf of our stockholders. The Board has appointed Mr. Anderson, an independent director, as the Chairman and therefore does not believe it is necessary to appoint a Lead Director.
The principal responsibilities of the non-executive Chairman of the Board are:

•	To manage the organization, functioning and affairs of the Board of Directors, in order to enable it to meets its obligations and responsibilities;

•	To facilitate the functioning of the Board of Directors independently of management and maintain and enhance the governance quality of the Company and the Board;

•
To interact regularly with the CEO and his staff on major strategy issues, handling of major business issues and opportunities, matters of corporate governance and performance issues, including providing feedback from other Board members and acting as a “sounding board” for the CEO;

•	Together with the Chair of the Compensation Committee, to conduct a formal evaluation of the CEO’s performance at least annually; and

•	To lead the Board of Directors in the execution of its responsibilities to the stockholders.
Given the substantial overlap of the duties of a non-executive Chairman of the Board and a lead independent director, the Board of Directors determined there is no need at this time to designate a lead independent director. A complete description of the responsibilities of the non-executive Chairman of the Board is set forth in a charter adopted by the Board of Directors, a copy of which is available in the “Governance Documents” section under “Corporate Governance” on our website at www.newpark.com. A description of the powers and duties of the Chairman of the Board also is set forth in our Amended and Restated Bylaws.

Meeting Attendance
Each director is elected to a one-year term. Our Board of Directors held twelve meetings during 2016 and took one (1) action by written consent. Each director attended at least 75% of the meetings of the Board of Directors held while serving as a member of the Board of Directors and of each committee of which he was a member that was held during the time he was a member. The independent directors meet regularly in executive sessions at which time only independent directors are present, and the Chairman of the Board chairs those sessions.

Director Attendance at Annual Meeting
We have a policy encouraging the attendance of all directors at annual meetings of stockholders, and we make all

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appropriate arrangements for directors that choose to attend. All of our directors attended the 2016 Annual Meeting of Stockholders.

Director Independence
The Board of Directors has determined that Messrs. Anderson, Best, Finley, Larson, Warren and Dr. McFarland are “independent directors” as that term is defined in the listing standards of the NYSE. In making these determinations regarding independence, the Board of Directors evaluated commercial, consulting, charitable, familial, and other relationships with each of its directors and entities of which he is an executive officer, partner, member, and/or significant stockholder. As part of this evaluation, the Board of Directors noted that none of the directors received any consulting, advisory, or other compensatory fees from us (other than for services as a director) or is a partner, member, or principal of an entity that provided accounting, consulting, legal, investment banking, financial, or other advisory services to our Company, and none of the express disqualifications contained in the NYSE rules apply to any of them. Based on this independence review and evaluation, and on other facts and circumstances the Board of Directors deemed relevant, the Board of Directors, in its business judgment, determined that all of our directors and nominees are independent, with the exception of Mr. Howes who is our President and CEO.

Board Role in Risk Management
The Board, as a whole and through its committees, retains responsibility for overseeing our Company’s processes for assessing and managing risk, although it is management’s responsibility to manage risk on a day-to-day basis. The Board discharges its responsibility, in part, through regular inquiries from the Chairman of the Board to management, periodic communications from management to the Board of Directors of particular risks and events, and discussions during Board meetings with and without management of general and specific risks to the Company. The Board also participates with senior management in periodically assessing enterprise risks, ranking such risks and considering mitigation plans for such risks. The Board also delegates the oversight of certain specific risks to Committees of the Board. For example, the Board delegates to the Compensation Committee the assessment of our Company’s compensation plans with regard to whether such plans encourage the taking of inappropriate risks and delegates to the Audit Committee oversight of the risk assessment undertaken by management to develop the scope and coverage of reviews conducted by our internal audit function. Further discussion of the risk assessment is contained in the “Executive Compensation” section of this proxy under the heading “Risk Assessment of Compensation Programs.”

Director Nominations
The Nominating and Corporate Governance Committee is responsible for periodically evaluating and making recommendations to the Board of Directors with respect to the size and composition of the Board of Directors. Although we have not adopted a formal policy specifically addressing the consideration of diversity when evaluating candidates for election to the board, the charter of our Nominating and Corporate Governance Committee and our Corporate Governance Guidelines provide that diversity shall be one of the criteria considered for candidates. The Committee considers the term “diversity” to include a diversity of viewpoints, expertise and experience as well as gender, ethnicity and background. When analyzing director nominations and director vacancies, the Nominating and Corporate Governance Committee strives to recommend candidates for director positions who will create a Board that reflects diversity, including but not limited to background, experience, gender, ethnicity, and country of citizenship. The Nominating and Corporate Governance Committee seeks to identify prospective directors who will strengthen the Board of Directors and evaluates prospective directors, including incumbent directors, in accordance with the criteria set forth in our Corporate Governance Guidelines and other criteria as may be set by the Board of Directors or the Committee. Some of the principal criteria include whether the candidate (i) is of the highest integrity and character; (ii) has familiarity with our business and industry; (iii) has independence of thought and financial literacy; (iv) is willing and able to devote sufficient time to effectively carry out the duties and responsibilities of a director; and (v) has the objectivity, ability and desire to represent the interests of the stockholders as a whole, free from any conflict of interest. Our Corporate Governance Guidelines include a director retirement age policy. Under that policy, any person who is 75 years of age or more shall not be eligible to be elected as a director, although any director reaching the age of 75 while in office may serve the remainder of his or her term until the next annual stockholders meeting. Mr. Anderson has reached the mandatory retirement age for this annual meeting. The Nominating and Corporate Governance Committee has voted to waive the mandatory retirement age for Mr. Anderson for this annual meeting, in recognition of his strong contributions on the Board, his deep understanding of the Company's business and his leadership as Chairman of the Board. The Nominating and Corporate

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Governance Committee will re-evaluate this waiver of the mandatory retirement age as it relates to Mr. Anderson on an annual basis.

Stockholder Recommendations for Board Nominations
The Nominating and Corporate Governance Committee will consider nominees recommended by stockholders who meet the eligibility requirements for submitting stockholder proposals for inclusion in the next proxy statement, including those eligibility requirements set forth in our Corporate Governance Guidelines. In order to nominate a director at the annual meeting, our bylaws require that a stockholder follow the procedures set forth in the bylaws. Our bylaws are available under “Governance Documents” in the “Corporate Governance” section of our website at www.newpark.com. In order to recommend a nominee for a director position, a stockholder must be entitled to vote in the election of directors and must provide notice in accordance with our bylaws. Stockholder nominations must be made pursuant to written notice delivered in accordance with the following instructions no later than ninety (90) days prior to the meeting; provided, that if the date of the meeting is not publicly announced more than one hundred (100) days prior to the meeting, such notice will be considered timely if properly delivered no later than the close of business on the tenth (10th) day following the day on which such announcement regarding the date of the meeting was communicated to the stockholders.
The stockholder notice must set forth the following:

•	name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

•	a representation that the stockholder is a holder of record of common stock entitled to vote at the meeting and intends to appear in person or by proxy to nominate the person or persons specified;

•	a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons under which the nomination(s) are made by the stockholder;

•
for each person the stockholder proposes to nominate for election as a director, all information relating to such person that would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

•	for each person nominated, a written consent to serve as a director, if elected; and

•	a statement whether such nominee, if elected, intends to deliver an irrevocable resignation in accordance with our Corporate Governance Guidelines.
In addition to complying with the foregoing procedures, any stockholder nominating a director must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder.
The stockholder making the recommendation also should submit information demonstrating the number of shares he or she owns. Stockholders may send recommendations for director candidates for the 2018 Annual Meeting to the Nominating and Corporate Governance Committee by U.S. mail or overnight delivery at the following address: Chair, Nominating and Corporate Governance Committee, c/o Corporate Secretary, Newpark Resources, Inc., 9320 Lakeside Boulevard, Suite 100, The Woodlands, Texas 77381.
Candidates recommended by the Nominating and Corporate Governance Committee must include a sufficient number of persons who, upon election, would be independent directors having the skills, experience and other characteristics necessary to provide qualified persons to fill all Board committee positions required to be filled by independent directors. In considering any candidates recommended by stockholders, the Nominating and Corporate Governance Committee will take into account the same factors as apply to all other prospective nominees.

Board Orientation and Education
The Nominating and Corporate Governance Committee is responsible for establishing an orientation plan for new directors, along with the coordination and scheduling of educational opportunities for the Board. The orientation program includes a review of our governance documents and policies, along with meetings with our executive leaders, and tours of key facilities. In addition, over the last several years, the Nominating and Corporate

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Governance Committee has coordinated training sessions from outside experts related to, among other things: risk assessment and management; director’s obligations in the context of mergers and acquisitions; industry-specific education (oil and gas geology related to shale formations, demonstrations of drilling fluids applications, etc.) macro-economic trends in the U.S. and global economies; and directors' duties under Delaware law.

Stockholder Communication with Board Members
The Board of Directors has established a process for stockholders to send communications, other than sales-related communications, to one or more of its members. These communications should be sent by letter addressed to the member or members of the Board of Directors to whom the communication is directed, care of the Corporate Secretary, Newpark Resources, Inc., 9320 Lakeside Boulevard, Suite 100, The Woodlands, Texas 77381. These communications, other than sales-related communications, will be forwarded to the Board member or members specified.

CORPORATE GOVERNANCE GUIDELINES
We are committed to adhering to sound principles of corporate governance and have adopted Corporate Governance Guidelines that the Board of Directors believes promote the effective functioning of the Board of Directors, its committees and our Company. The Corporate Governance Guidelines conform to the NYSE corporate governance listing standards and SEC rules and address, among other matters, director qualifications, independence and responsibilities, majority vote principles, Board committees, Board access to senior management, the independent accountants and other independent advisors, compensation of directors and assessments of committee performance. The Corporate Governance Guidelines are available in the “Governance Documents” section under “Corporate Governance” on our website at www.newpark.com and are also available, without charge, upon request to our Corporate Secretary at Newpark Resources, Inc., 9320 Lakeside Boulevard, Suite 100, The Woodlands, Texas 77381.

Majority Vote Policy
Our Corporate Governance Guidelines provide for a majority vote principle in connection with the election of our directors. Under our Corporate Governance Guidelines, in an uncontested election (i.e., an election where the number of nominees is not greater than the number of directors to be elected), any nominee who receives a greater number of votes “withheld” from his election than votes “for” his election must promptly tender his resignation to the Chairman of the Board unless he has previously submitted an irrevocable resignation in accordance with our Corporate Governance Guidelines. The Corporate Governance Guidelines also provide that the Board of Directors may require, in order for any incumbent director to become a nominee for further service on the Board of Directors, that the incumbent director submit to the Board of Directors an irrevocable resignation. The irrevocable resignation will be conditioned upon, and shall not become effective until there has been (i) a failure by that nominee to receive more votes “for” his election than votes “withheld” from his election in any uncontested election of directors and (ii) acceptance of the resignation by the Board of Directors. In the event a director receives a greater number of votes “withheld” from his election than “for” his election, the Nominating and Corporate Governance Committee will make a recommendation to the Board of Directors regarding the action to be taken with respect to the tendered resignation. A director whose resignation is being considered will not participate in any committee or Board of Directors meetings where the consideration is his resignation. The Board of Directors will act on the Nominating and Corporate Governance Committee’s recommendation within 90 days following the certification of the stockholder vote, and the Board of Directors will promptly and publicly disclose its decision. Each of the nominees for election to the Board of Directors has submitted an irrevocable resignation in accordance with our Corporate Governance Guidelines.

Stock Ownership Guidelines
To encourage our non-employee directors to achieve and maintain an appropriate ownership interest in our Company, the Board of Directors approved stock ownership guidelines. Section 8 of the Corporate Governance Guidelines requires each of our non-employee directors to own shares of our common stock valued at five times the annual cash retainer. Non-employee directors elected to the Board of Directors have five years from the date of first election to reach the required level of stock ownership. In the event of an increase in the annual cash retainer or an increase in the ownership guidelines, the non-employee directors will have five years from the effective date of the increase to acquire any additional shares needed to meet the stock ownership guidelines. As of

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December 31, 2016, each of our non-employee directors satisfied the ownership guidelines, as shown in the table below:

	Stock Ownership Value Required at 5x Annual Cash Retainer(1)	Stock Ownership Value at December 31, 2016(2)
David C. Anderson	$650,000	$1,358,783
Anthony J. Best	$275,000	$485,498
G. Stephen Finley	$275,000	$1,353,210
Roderick A. Larson	$275,000	$485,498
James W. McFarland, PhD	$275,000	$1,715,610
Gary L. Warren	$275,000	$1,451,423

(1)	Value shown is based on pre-reduction annual cash retainer as discussed further under "Director Compensation" in this proxy statement.

(2)
Stock ownership value is calculated based on the number of shares owned by the director or members of his or her immediate family residing in the same household and time-based restricted stock held by the director, multiplied by the closing price of a share of our common stock on December 30, 2016, as reported by the NYSE, which was $7.50.

Executive Sessions of Non-Management Directors
Our Corporate Governance Guidelines require the non-management directors to meet at least twice each year in executive session, without management present. However, management employees may be invited to attend portions of these meetings if deemed appropriate by the non-management directors to provide information necessary for the meetings. Executive sessions were held as part of every regularly scheduled Board meeting in 2016 and were presided over by Mr. Anderson, our non-executive Chairman of the Board.
Interested parties may direct their concerns to the Chairman of the Board or to any other non-management director or directors by following the procedures set forth in the section entitled “Stockholder Communication with Board Members.”

RELATED PERSON TRANSACTIONS AND PROCEDURE
The Board of Directors has adopted a Policy Regarding Covered Transactions with Related Persons which requires the approval or ratification by the Audit Committee of any Covered Transaction (as defined in the Policy Regarding Covered Transactions with Related Persons). A Covered Transaction includes, but is not limited to, any financial transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships, including indebtedness and guarantees of indebtedness, in which (a) the aggregate amount involved will or may be expected to exceed $100,000 in any calendar year, (b) we are a participant and (c) any related person has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). The policy provides that any director, director nominee or executive officer must provide to the Chief Administrative Officer and Chair of the Audit Committee prior notification of all proposed terms of any Covered Transaction (other than related party transactions involving compensation matters and certain ordinary course transactions). The Audit Committee must review the relevant facts and circumstances of the Covered Transaction, including if the terms and conditions of the transaction are generally available to third parties under similar terms or conditions, take into account the level of interest or relationship to the related person and the impact on a director’s independence, and either approve or disapprove the Covered Transaction. If the Audit Committee (or the Chairman of the Audit Committee pursuant to his delegated authority) is unable to provide advance approval of a Covered Transaction, the transaction will be considered at the next regularly scheduled meeting of the Audit Committee. At the next meeting, the Audit Committee will evaluate all options including, but not limited to, ratification, amendment or termination of the Covered Transaction. No director may participate in approval of a Covered Transaction for which he or she is a related party.

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CODE OF ETHICS
The Board of Directors also has adopted a Code of Ethics for Senior Officers and Directors that applies to all of our directors, our principal executive officer, principal financial officer, principal accounting officer or controller, and other senior officers. The Code of Ethics for Senior Officers and Directors contains policies and procedures applicable to our directors and, as to our senior officers, supplements our Code of Business Ethics and Conduct which is applicable to all of our employees (together with the Code of Ethics for Senior Officers and Directors, the "Codes"). The purposes of the Codes, among other matters, are to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships. The Codes promote full, fair, accurate, timely and understandable disclosure in reports and other documents that we file with, or submit to, the SEC and in other public communications. The Codes also require compliance with applicable governmental laws, rules and regulations including, without limitation, insider trading laws. The Codes further require the prompt internal reporting of violations of the Codes to an appropriate person or persons and accountability for adherence to the Codes.
Any amendments to, or waivers of, the Codes with respect to our principal executive officer, principal financial officer or principal accounting officer or controller, or persons performing similar functions, will be disclosed in a Current Report on Form 8-K, which will be available on our website promptly following the date of the amendment or waiver.
Copies of our Code of Ethics for Senior Officers and Directors and our Code of Business Ethics and Conduct are available in the “Governance Documents” section under “Corporate Governance” on our website at www.newpark.com and are also available in print upon request from our Corporate Secretary.

BOARD COMMITTEES

Committees of the Board of Directors
The Board of Directors has established three standing committees. These committees are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. All of these committees operate under written charters approved by the Board of Directors. The Chairman of the Board attends all Committee meetings, but does not cast a vote therein. Copies of these charters, which set forth the specific responsibilities of the committees, as well as copies of our Corporate Governance Guidelines, the Code of Ethics for Senior Officers and Directors and the charter of the Chairman of the Board, are available under the “Corporate Governance” section on our website at www.newpark.com. Stockholders also may obtain printed copies of these items, without charge, by contacting us at the following address:
Newpark Resources, Inc.
9320 Lakeside Boulevard, Suite 100
The Woodlands, Texas 77381
Attn: Corporate Secretary

Audit Committee
As of March 29, 2017, the members of the Audit Committee were G. Stephen Finley (Chairman), Anthony J. Best, Roderick A. Larson, James W. McFarland, PhD and Gary L. Warren. The Board of Directors has determined that each of the members of the Audit Committee is independent and “financially literate” under applicable SEC rules and NYSE listing rules and is an “independent director” under applicable NYSE listing rules and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Board of Directors also has determined that Mr. Finley and Dr. McFarland are “audit committee financial experts” as defined by applicable SEC rules. The Audit Committee met nine (9) times during 2016 and did not take any action by unanimous written consent.
The Audit Committee is responsible for the selection, evaluation, compensation and, when necessary, replacement of the independent registered public accounting firm. The Audit Committee also has responsibility for providing independent review and oversight of the integrity of our financial statements, the financial reporting process, our systems of internal accounting and financial controls, the performance of our internal audit function and the

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independent auditors, the independent auditors’ qualifications and independence, our compliance with ethics policies and legal and regulatory requirements and to prepare the Audit Committee Report and disclosure required by the Audit Committee for inclusion in this proxy statement. The independent auditors report directly to the Audit Committee.
The specific responsibilities of the Audit Committee are set forth in the Committee’s charter, a copy of which is available in the “Board Committees & Charters” section under “Corporate Governance” on our website at www.newpark.com and is also available in print upon request from our Corporate Secretary.

Compensation Committee
As of March 29, 2017, the members of the Compensation Committee were Anthony J. Best (Chairman), G. Stephen Finley, Roderick A. Larson, James W. McFarland, PhD and Gary L. Warren. The Board of Directors has determined that each member of the Compensation Committee is an “independent director” under applicable NYSE listing rules, a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act, and an “outside director” as defined under regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Compensation Committee met seven (7) times during 2016 and did not take any action by unanimous written consent.
The Compensation Committee has responsibility for establishing, evaluating and administering our compensation arrangements, plans, policies and programs for our Chief Executive Officer and other executive officers and for administering our equity incentive plans. The Compensation Committee also has responsibility for making recommendations to the Board of Directors with respect to the adoption, approval and amendment of all broadly based, cash-based and equity-based incentive compensation plans.
The Compensation Committee has the authority to retain compensation consultants to assist it in evaluating the compensation paid to our CEO and other executive officers. As noted in the “Compensation Discussion and Analysis” section of this proxy, for the 2016 fiscal year, the Compensation Committee retained Pearl Meyer & Partners, LLC ("Pearl Meyer") to provide the Compensation Committee with advice and recommendations on the amount and form of executive and director compensation. Pearl Meyer did not advise management or provide any non-executive consulting services to the Company other than its work on behalf of the Compensation Committee, and it maintained no other economic relationship with the Company.
The specific responsibilities of the Compensation Committee are set forth in the Committee’s charter, a copy of which is available in the “Board Committees & Charters” section under “Corporate Governance” on our website at www.newpark.com and is also available in print upon request from our Corporate Secretary.

Nominating and Corporate Governance Committee
As of March 29, 2017, the members of the Nominating and Corporate Governance Committee were Roderick A. Larson (Chairman), Anthony J. Best, G. Stephen Finley, James W. McFarland, PhD and Gary L. Warren. The Board of Directors has determined that each of the members of the Nominating and Corporate Governance Committee is an “independent director” under applicable NYSE listing rules and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Nominating and Corporate Governance Committee met four (4) times during 2016 and did not take any action by unanimous written consent.
The Nominating and Corporate Governance Committee assists and advises the Board of Directors with respect to the size, composition and functions of the Board of Directors, identifies potential candidates for the Board of Directors and recommends to the Board of Directors a slate of qualified nominees for election as directors at each annual meeting, oversees the annual evaluation of the Board of Directors as a whole and the committees of the Board of Directors, and develops and advises the Board of Directors with respect to corporate governance principles, policies and practices. The Nominating and Corporate Governance Committee also serves as the Qualified Legal Compliance Committee for purposes of Section 307 of the Sarbanes-Oxley Act and ensures compliance with the standards of the SEC for professional conduct for attorneys appearing and practicing before the SEC in the representation of our company.
The specific responsibilities of the Nominating and Corporate Governance Committee are set forth in the Committee’s charter, a copy of which is available in the “Board Committees & Charters” section under “Corporate Governance” on our website at www.newpark.com and is also available in print upon request from our Corporate Secretary.

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EXECUTIVE OFFICERS
 As of March 29, 2017, our executive officers, their ages and positions with us were as follows:

Name	Age	Title
Paul L. Howes	61	President and Chief Executive Officer
Gregg S. Piontek	46	Vice President and Chief Financial Officer
Mark J. Airola	58	Senior Vice President, General Counsel, Chief Administrative Officer, Chief Compliance Officer and Secretary
Bruce C. Smith	65	Executive Vice President and President of Fluids Systems
Matthew S. Lanigan	46	Vice President and President of Mats & Integrated Services
Douglas L. White	48	Corporate Controller and Chief Accounting Officer
A description of the business experience of Mr. Howes during the past five years can be found in the “Election of Directors” section of this proxy under the heading “Business Experience and Qualifications of Director Nominees.”
Gregg S. Piontek joined us in April 2007 as our Vice President, Controller and Chief Accounting Officer. He was appointed as our Chief Financial Officer in October 2011. Before joining us, Mr. Piontek served in various financial roles for Stewart & Stevenson Services, Inc. and Stewart & Stevenson, LLC from June 2001 through March 2007, including Divisional Controller, Assistant Corporate Controller, and as Vice President and Chief Accounting Officer. Prior to that, Mr. Piontek served in various financial roles at General Electric, CNH Global N.V. and Deloitte & Touche LLP.
Mark J. Airola joined us in October 2006 as our Vice President, General Counsel and Chief Administrative Officer and was appointed as our Secretary in December 2006 and Chief Compliance Officer in March 2007. He was named Senior Vice President in February 2011. Mr. Airola has practiced law for 33 years, primarily with large, publicly traded companies. From September 1995 through September 2006, Mr. Airola was employed by BJ Services Company, a provider of pressure pumping and other oilfield services to the petroleum industry, serving initially as Assistant General Counsel and subsequently, in 2003, also being named as Chief Compliance Officer (and as an executive officer). From February 1988 to September 1995, Mr. Airola held the position of Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, and had initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company’s commercial litigation.
Bruce C. Smith joined us in April 1998 as our Vice President, International. Since October 2000, he has served as President of Fluids Systems. He also held the title of Vice President of our Company beginning in 2006 and he was named as Executive Vice President of our Company in March 2011. Prior to joining us, Mr. Smith was the Managing Director of the U.K. operations of M-I Swaco, a competitor of our Fluids Systems segment, where he was responsible for two business units, including their drilling fluids unit.
Matthew S. Lanigan joined us in April 2016 as Vice President and President of Newpark Mats & Integrated Services LLC. From April 2014 to June 2015, Mr Lanigan served as a Managing Director of Custom Fleet Services in Australia for GE Capital Corporation, a financial services unit of General Electric. From September 2010 to March 2014, he served as Commercial Excellence Leader in the Asia Pacific for GE Capital. Previous to September 2010, Mr. Lanigan held various executive positions in marketing and sales for GE Capital Corporation.
Douglas L. White joined us in April 2014 as our Corporate Controller. In May 2014, Mr. White was appointed as our Chief Accounting Officer. From February 2008 until January 2014, Mr. White served as Director of Financial Reporting for Cooper Industries where he was responsible for corporate accounting and external reporting. From July 2004 until February 2008, he served as Vice President and Corporate Controller of MMI Products, Inc. Prior to that, Mr. White held various audit positions with Ernst & Young LLP. Mr. White is a Certified Public Accountant.

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OWNERSHIP OF COMMON STOCK

Certain Beneficial Owners
The following table sets forth information, as of the date indicated in the applicable Schedule 13G with respect to each stockholder identified as beneficially owning greater than 5% of our common stock, the number of outstanding shares of our common stock and the percentage beneficially owned. Except as otherwise indicated below, each person named in the table has sole voting and investment power with respect to all shares of common stock beneficially owned by that person. Percentage ownership is based on 84,771,716 shares of common stock outstanding as of March 29, 2017.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number	Percent
BlackRock, Inc.(1) 55 East 52nd Street New York, New York 10055	11,916,022	14.1%
FMR LLC(2) 245 Summer Street Boston, Massachusetts 02210	8,085,560	9.5%
The Vanguard Group(3) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	7,158,604	8.4%
Dimensional Fund Advisors LP(4) 6300 Bee Cave Road, Building One Austin, Texas 78746	7,042,451	8.3%

(1)
Based solely on Amendment No. 8 to Schedule 13G filed with the SEC on January 17, 2017 by BlackRock, Inc. According to the Schedule 13G/A, BlackRock, Inc. has sole voting power with respect to 11,702,395 shares and sole dispositive power with respect to 11,916,022 shares. According to Schedule 13G/A, all shares are beneficially owned by BlackRock, Inc., a parent holding company, and on behalf of its wholly owned subsidiaries: (i) BlackRock (Netherlands) B.V.; (ii) BlackRock Advisors, LLC; (iii) BlackRock Asset Management Canada Limited; (iv) BlackRock Asset Management Ireland Limited; (v) BlackRock Asset Management Schweiz AG; (vi) BlackRock Financial Management, Inc.; (vii) BlackRock Fund Advisors; (viii) BlackRock Institutional Trust Company, N.A.; (ix) BlackRock Investment Management (Australia) Limited; (x) BlackRock Investment Management (UK) Ltd; and (xi) BlackRock Investment Management, LLC. BlackRock Fund Advisors beneficially owns 5% or greater of the outstanding shares reported on the Schedule 13G/A.

(2)
Based solely on Amendment No. 1 to Schedule 13G filed with the SEC on February 14, 2017. According to the Schedule 13G/A, FMR LLC has sole voting power with respect to 130,350 shares and sole dispositive power with respect to 8,085,560 shares. According to the Schedule 13G/A, shares are beneficially owned by FIAM LLC, FMR Co., Inc., and Strategic Advisers, Inc. FMR Co., Inc. beneficially owns 5% or greater of the outstanding shares reported on the Schedule 13G/A. Abigail P. Johnson is a Director, Chairman and Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act ("Fidelity Funds") advised by Fidelity Management & Research Company ("FMR Co"), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds' Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees.

(3)
Based solely on Amendment No. 4 to Schedule 13G filed with the SEC on February 10, 2017 by The Vanguard Group. According to the Schedule 13G/A, The Vanguard Group has sole voting power with respect to 99,040 shares, shared voting power with respect to 20,441 shares, sole dispositive power with respect to 7,043,782 shares, and shared dispositive power with respect to 114,822 shares. According to the Schedule 13G/A, Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc, is the beneficial owner of 94,381 shares or 0.11% of the common stock outstanding of the Company as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 25,100 shares or 0.02% of

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the Common Stock outstanding of the Company as a result of its serving as investment manager of Australian investment offerings.

(4)
Based solely on Amendment No. 7 to Schedule 13G filed with the SEC on February 9, 2017, by Dimensional Fund Advisors LP. According to Schedule 13G/A, Dimensional Fund Advisors LP has sole voting power over 6,693,777 shares and sole dispositive power over 7,042,451 shares. According to the Schedule 13G/A, Dimensional Fund Advisors LP is an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (collectively, the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment adviser, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over the securities that are owned by the Funds, and may be deemed to be the beneficial owner of the shares held by the Funds. However, all securities of the Company reported in the Schedule 13G/A are owned by the Funds. Dimensional disclaims beneficial ownership of the securities.

Ownership of Directors and Executive Officers
The following table sets forth information with respect to the beneficial ownership of our outstanding common stock as of March 29, 2017, by (i) each current director and each nominee for director, (ii) each named executive officer identified in the Summary Compensation Table below, and (iii) all current directors and executive officers as a group. Except as otherwise indicated below, each person named in the table has sole voting and investment power with respect to all shares of common stock beneficially owned by that person, except to the extent that authority is shared by spouses under applicable law. None of the shares reported below are pledged as security.

	Shares Beneficially Owned
Name	Number		Percent(1)
Paul L. Howes	1,600,678	(2)	1.9%
Bruce C. Smith	674,648	(3)	*
Mark J. Airola	623,862	(4)	*
Gregg S. Piontek	384,061	(5)	*
James W. McFarland, PhD	228,748		*
Gary L. Warren	193,523		*
David C. Anderson	181,171		*
G. Stephen Finley	180,428		*
Anthony J. Best	64,733		*
Roderick A. Larson	64,733		*
Matthew S. Lanigan	50,000	(6)	*
All current directors and executive officers as a group (12 persons)	4,271,832	(7)	4.9%
*Indicates ownership of less than 1%.

(1)
The percentage ownership is based on 84,771,716 shares of common stock outstanding as of March 29, 2017. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares that such person or group of persons has the right to acquire within 60 days of March 29, 2017 (or May 28, 2017).

(2)	Includes (i) 1,011,913 shares issuable upon exercise of options and (ii) as of May 28, 2017, 136,830 shares which remain subject to restricted stock awards.

(3)	Includes (i) 438,864 shares issuable upon the exercise of options and (ii) as of May 28, 2017, 12,071 shares which remain subject to restricted stock awards.

(4)	Includes (i) 325,242 shares issuable upon the exercise of options and (ii) as of May 28, 2017, 10,885 shares which remain subject to restricted stock awards.

(5)	Includes (i) 238,469 shares issuable upon the exercise of options and (ii) as of May 28, 2017, 9,870 shares which remain subject to restricted stock awards.

(6)	Includes, as of May 28, 2017, 50,000 shares which remain subject to restricted stock awards.

(7)	Includes (i) 2,023,281 shares issuable upon the exercise of options and (ii) as of May 28, 2017, 223,249 shares which remain subject to restricted stock awards.

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COMPENSATION DISCUSSION AND ANALYSIS

Introduction
This Compensation Discussion and Analysis describes the compensation provided to our named executive officers (“NEOs”) and other members of senior management, including the principles and processes used in determining their compensation.

Named Executive Officer	Position Title
Paul L. Howes	President and Chief Executive Officer
Gregg S. Piontek	VP and Chief Financial Officer
Bruce C. Smith	EVP and President of Fluids Systems
Mark J. Airola	SVP, General Counsel, Chief Administrative Officer and Secretary
Matthew S. Lanigan	VP and President of Mats & Integrated Services
We have provided an Executive Summary for 2016 followed by a more detailed analysis and specific information concerning compensation. The detailed discussion of our compensation addresses the following areas:

•
our executive compensation philosophy and how that philosophy is reflected in the key components of our executive compensation program, including an analysis of “realized pay” compared to the compensation reflected in the Summary Compensation Table;

•	the results of the “Say on Pay” vote from the 2016 Annual Meeting and how the Compensation Committee responded to the vote of (and other feedback from) our stockholders;

•
how we implement our executive compensation programs and the roles of our Compensation Committee, members of management, and the Compensation Committee’s independent consultants in establishing executive compensation;

•	the key elements of our executive compensation program and how our compensation was determined for 2016 for our CEO and our other NEOs; and

•	the employment agreements with our NEOs and other significant policies and matters related to executive compensation.

EXECUTIVE SUMMARY
Our performance. In 2016, we navigated a very difficult market for our oil and gas-related businesses. Driven by a decline in commodity pricing, oil and gas drilling activity levels dropped significantly during 2015 and again in 2016, most notably in North American markets. Our NEOs were instrumental in taking the actions needed to quickly adjust the size and cost structure of the Company, consistent with the changing market conditions, while preserving the core business in anticipation of an eventual recovery. Below is a summary of significant accomplishments during 2016:

•
We protected stockholder value by maintaining a strong balance sheet. We withstood a second year of continuing declines in oil and gas activity levels by taking aggressive action to maintain our balance sheet including:

◦	Completing a new asset-based loan facility to ensure near-term liquidity and reduce bank covenant risk.

◦	Issuing $100 million in convertible bonds to address a 2017 debt maturity .

◦	Lowering operating expenses in North America by $40 million from the 2015 exit rate.

◦	Effective management of working capital through U.S. inventory rationalization generating $20 million of cash flow.

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•
We remained focused on safety. Our Total Recordable Incident Rate (TRIR) for 2016 was 0.35, a new record low for the Company and significantly lower than the industry average. This accomplishment is particularly noteworthy given that it occurred during a period of prolonged contraction in the industry, when reductions in force and significant structural changes created increased risks in the work environment.

•
We provided returns to our stockholders that outperformed many of our peers. On a three-year (2014-2016) annualized total stockholder return basis, we performed in the 62nd percentile of our peer group. Although our returns for 2016 were negative, the actions taken in 2016, led by the executive team, protected the core business and preserved stockholder value.

•
We continued to expand our business into new markets. Although our North American business contracted with oil and gas activity levels in that market, we maintained our commitment to invest in expansion efforts in other markets, with the following notable successes:

◦	Expanding our business with international oil companies and national oil companies, which during 2016 contributed more than 40% of total revenues in our Fluids Systems segment.

◦	Being selected by Total to provide drilling fluids on a high profile exploration well offshore Uruguay, working in a world record water depth of over 11,000 feet.

◦
Penetrating new markets in our Mats & Integrated Services segment, resulting in approximately 70% of segment revenue coming from non-exploration customers (i.e., electrical transmission and distribution, pipeline, solar, etc.).

Our efforts to improve governance and risk management. We continue to improve compensation governance and help ensure alignment with stockholder interests, as reflected by the following:

What we Do	What we Don't Do
Stock Ownership Guidelines - Our Board has established enhanced stock ownership guidelines for officers and Directors.	No Excise Tax Gross-Ups - Our NEO severance agreements do not include excise tax gross-up benefits.
Pay for Performance - A majority of our NEO compensation is in the form of long-term equity which is performance-based.	No Re-Pricing - We no not allow re-pricing of stock options without stockholder approval
Mandatory Deferral Mechanism - Short-term bonuses have a mandatory deferred payout above a certain level of performance.	No Hedging - Board members and executive officers are prohibited from engaging in hedging transactions that could eliminate or limit the risks and rewards of owning our stock.
Independent Compensation Consultant - The Compensation Committee benefits from its use of an independent compensation consulting firm, which provides no other services to the Company.	No "single-trigger" change in control cash payments - Receipt of the benefits by our NEOs and employees is conditioned on a change in control of our Company and termination of employment.

Compensation-related Highlights for 2016. Following are some of the key compensation-related decisions for 2016, all of which are discussed in greater detail in the remainder of this Compensation Discussion and Analysis:

•
We received 96% support from our stockholders in our annual advisory vote on our executive compensation program (“Say on Pay”). We discuss the responses to results from the stockholder vote in the section below entitled “Consideration of Advisory Say on Pay Voting Results.”

•	The NEO base salaries were reduced by 10% in 2016, reflecting the challenges in the oil and gas industry.

•	The Compensation Committee approved bonuses for our NEOs under our annual incentive plan that varied from 10% to 30% of target in recognition of 2016 performance. These bonus levels reflect

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that in our corporate, Fluids Systems and Mats & Integrated Services segments, financial achievement was well below the targeted level. The bonuses earned by our NEOs for 2016 are consistent with our pay for performance philosophy.

•
We maintained our mix of equity compensation to include performance-based restricted stock units but reduced our total long-term incentive target award levels by 10%. In May 2016, our Compensation Committee approved equity awards at each NEO’s target award level, which represented a 10% reduction from prior years, with 50% of the total value provided (with the exception of Mr. Lanigan) in the form of time-based restricted stock units, 25% in the form of time-based stock options and 25% in the form of performance-based restricted stock units based on total stockholder return (“TSR”) relative to a specified peer group over a three-year performance period. Mr. Lanigan received a higher percentage of his equity award in stock options (50%) and less in time-based restricted stock units (25%), reflecting that he received an inducement grant of time-based restricted stock when he joined the Company in April 2016.

The Compensation Committee concluded that while the reduction in the long-term incentive target award level reflected the current industry environment, the mix of time-based awards and performance-based awards continues to provide an appropriate balance of market competitiveness, long-term performance incentive, and alignment of long-term compensation for the NEOs with the interests of our stockholders.

•
Our NEOs achieved total direct compensation at 79% of target opportunity. Total direct compensation is defined as the sum of base salary, annual incentive, and grant date value of equity incentive compensation.

Executive Compensation Philosophy and Objectives
We design the executive compensation program to attract, motivate and retain the executive talent that we need in order to implement our business strategy and to improve our long-term profitability and stockholder value. To this end, our executive compensation program is characterized by the following principal objectives:

•	Competitiveness: providing compensation programs and pay opportunities that are competitive with market practice;

•	Pay-for-performance: tying a majority of pay opportunities to achievement of short-term and long-term performance criteria;

•	Stockholder alignment: structuring pay programs to closely align executive rewards with stockholder interests; and

•	Compensation governance and risk assessment: consistently review (and address, as appropriate) potential areas for compensation-related risk and provide for appropriate mechanisms and controls.
Competitiveness. The Compensation Committee believes that the total compensation of our NEOs should be competitive with the market in which we compete for talent in order to enhance our ability to attract and retain the right caliber of executives. The Compensation Committee considers the oilfield services industry to be the market in which we compete for executive talent and we use a combination of peer group and broader industry data in order to assess the competitiveness of our compensation programs. The Compensation Committee generally targets NEO compensation at the market median, with opportunities to earn above or below the market median in return for performance. However, target levels of individual pay are not based on a strict adherence to the market median but may vary from median levels based on a variety of considerations, including internal equity, individual performance, time in position and availability of comparable market data.
Some of the challenges that we face in recruiting and retaining talented executive and senior managers, when compared with other companies in the oilfield services industry (peers and competitors), include:

•
We are more vulnerable to slow-downs in North American drilling activity levels than our larger competitors. While each of our larger competitors has significant exposure to the North American market, they also have more revenues from international markets and offer a wider scope of products and services, some of which are not as dependent on drilling rig activity as either our Fluids Systems or

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our Mats & Integrated Services businesses. While we have increased the percentage of our business that originates outside of North America as part of a strategic decision to do so, and we are diversifying our Mats & Integrated Services business to the utility and energy infrastructure markets, we remain at a disadvantage when compared to many of our competitors and this requires that we be creative in the compensation plans we adopt for our key personnel.

•
Our executives are targets for energy-related companies and companies from other industries looking to fill open positions. Our executives regularly receive inquiries regarding their interest in jobs at other firms (in the oil and gas industry and, in the current market conditions, businesses outside of the oil and gas industry). Attracting and then retaining high performing individuals is critical to our success, and under the ongoing market conditions, we need to be creative in our approach to salaries, incentive targets and retention tools, which sometimes means compensating our executives at a level in excess of the market median. Further, as a result of the declines in our stock price, the retention value of unvested equity is significantly lower than in prior years, making our executives more vulnerable to an approach from firms looking to acquire experienced talent.

Total direct compensation for our NEOs in 2016 fell below the market median range by more than 10%. The Compensation Committee continues to monitor the competiveness of our programs and to make adjustments to individual pay levels as appropriate in order to provide total direct compensation opportunities at our targeted level of the market (i.e., market median). In light of market conditions, no increases were made to NEO pay opportunities during 2016, rather salaries and long-term incentive target award levels were reduced.
Pay-for-Performance. In establishing targeted compensation levels, the Compensation Committee places a significant portion of each NEOs compensation at risk through the use of variable compensation, the majority of which is performance-based. Variable pay includes performance-based non-equity (cash) incentives for achievement of specified performance objectives on an annual basis, and equity incentive compensation whose long-term value depends upon our stock price (stock options and performance-based restricted stock units, in particular).
The table below summarizes the principal components of our pay-for-performance approach to our executive officer compensation. A more detailed description of each component of our NEOs’ pay can be found in the “Direct Compensation” section of this proxy under the heading “Elements of Executive Compensation.”

Components of NEO Total Direct Compensation
Component	Category	Pay-for-Performance Component
Base Salary	Fixed Pay	Annual Merit Adjustment Adjustments, if any, consider each individual’s experience, performance and contributions over time. Provides a competitive salary relative to our peer groups.
Annual Cash Incentive	Performance-Based (Variable)	Annual Performance Awards are based on achieving corporate and business unit financial goals on an annual basis, and can include individual objectives or discretionary items.
Equity Incentive	Performance-Based (Variable)
Multi-Year Stock Price Performance
Long-term incentive awards with multi-year vesting periods.
Realized value contingent upon long-term growth in stockholder value – particularly in the case of stock option awards.
Performance-based restricted stock units provide the opportunity to earn from zero to 150% of target at the end of the three-year performance period.

The Compensation Committee typically sets 60% to 90% of the NEO’s target compensation as contingent, performance-based pay (both short-term and long-term performance). By placing particular emphasis on performance-based variable pay, we require that outstanding individual and corporate performance is achieved for an executive’s compensation to significantly exceed the median compensation levels (based on benchmarks discussed in greater detail below). During 2016, approximately 78% of actual compensation for our CEO and 68% of actual compensation for our other NEOs was delivered in the form of variable pay.

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TARGET TOTAL DIRECT COMPENSATION - 2016
CEO	Other NEOs

ACTUAL TOTAL DIRECT COMPENSATION - 2016
CEO	Other NEOs

Summary of Realized Pay for 2016. We believe it is important to keep in mind that, unlike short-term cash incentive compensation (which rewards executives for performance relative to pre-determined goals in the previous year), we view equity incentive compensation as a forward-looking incentive. We grant these awards not to recognize past performance, but to align the long-term interests of our executives with those of our stockholders

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and to provide an incentive which rewards executives over time for helping to drive future growth in stockholder value. In particular, we view stock option grants as performance-based compensation because they only have value to the extent that our stock price appreciates after the date of grant.
Further to this view of equity incentive compensation, we have summarized below the realized compensation for our NEOs during 2016 in contrast to the compensation numbers presented in the Summary Compensation Table. The following table represents supplemental information and is not intended to be a substitute for the information provided in the Summary Compensation Table on page 45, which has been prepared in accordance with the SEC’s disclosure rules. In the table below we have included two alternate definitions of NEO total direct compensation for 2016. Each measure includes 2016 actual cash compensation (2016 salary plus annual incentive earned for 2016 performance), but differs in how we include the equity component:

Measure of Total Direct Compensation	Components Included
	Base Salary	Annual Incentive	Stock Options	Restricted Stock	Performance Units
Summary Compensation Table total direct compensation	Actual 2016 Salary	Actual Bonus Earned for 2016 Performance	Grant date value of awards made during 2016	Grant date value of awards made during 2016	Grant date value of awards made during 2016
Realized total direct compensation	Same	Same	Value realized from option exercises during 2016	Value realized from stock vesting during 2016	Value realized from units vesting during 2016

NEOs at the End of 2016	Measures of 2016 Total Compensation
	Summary Compensation Table Total Direct Compensation	Realized Total Direct Compensation	Realized Total Direct as a Percent of Summary Compensation Table
Paul L. Howes	$3,049,822	$1,688,800	55%
Gregg S. Piontek	$981,309	$614,827	63%
Bruce C. Smith	$1,153,912	$712,928	62%
Mark J. Airola	$1,058,842	$654,673	62%
Matthew S. Lanigan(1)	$909,516	$233,435	26%
CUMULATIVE TOTALS	$7,153,401	$3,904,663	55%
(1) Mr. Lanigan commenced employment on April 22, 2016.

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As shown in the table above, despite meaningful grants of equity incentives during 2016, the actual aggregate compensation realized by our NEOs during 2016 was 55% of their total compensation as reflected in the Summary Compensation Table for 2016.

Alignment of Pay and Performance
Absolute Alignment: Net Realizable Pay by Year vs. TSR. The chart and accompanying table below demonstrate the alignment of CEO "net realizable pay" with the Company’s TSR performance by year. While similar, “net realizable pay” is calculated differently than “net realized pay,” which is described in the preceding section titled “Summary of Realized Pay for 2016.” Net realizable pay is the sum of:

•	Annual Cash Compensation: salary and annual cash incentive earned for each fiscal year

•	Net Realizable Equity Value, which is the sum of:

◦	Realized equity value (Value realized upon exercise of options + Value realized upon vesting of restricted stock);

◦	Change in Value of Unrealized Equity (Change in year-end “in the money” value of exercisable options + Change in year-end value of unvested restricted shares); and

◦	Long-term Performance Unit Plan Payout for the performance period ending in the most recent fiscal year.
Vesting of 2013 Performance Stock Units. As part of the annual long term incentives issued to our NEO’s, performance-based restricted stock units were granted in June 2013. The Compensation Committee established the performance criteria based upon TSR compared to the 2013 peer group, with a three year performance period (2013-2016). At the completion of the performance period, our Compensation Committee evaluated our TSR during the performance period against the designated peer group. Our performance for the three-year period was at the 39th percentile of the peer group. At this level of performance, the NEO’s were entitled to a payout of restricted stock at 68.9% of the target shares awarded.

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CEO Realizable Pay: Well Aligned with Annual Performance
As shown, the changes in CEO realizable pay opportunities by year have been well aligned with the returns experienced by our stockholders, in large part because of the significant portion of CEO pay that is variable.
Relative Alignment: Realizable Pay as a Percent of Target vs. Performance against Peers. In order to demonstrate the alignment of CEO pay relative to peers, we compared (i) CEO realizable pay as a percent of target total direct compensation for the three-year period from 2014 to 2016 to (ii) our performance relative to our peer group over the same period.

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Components of Relative Alignment Review
	Target Total Direct Compensation (3 year cumulative)	Realizable Total Direct Compensation
Base salary	Actual salary paid in each year	Actual salary paid in each year
Annual Incentive	Target annual incentive opportunity	Actual cash incentive earned for each year
Stock Options	Grant date value of target annual award	In-the-money value of options granted during period - valued at 12/31/2016
Restricted Stock	Grant date value of target annual award	Value of all shares granted during period – at 12/31/2016
Performance Units	Grant date value of target annual award	Value of shares granted during period based on a probable payout – at 12/31/2016
The results of this review for pay opportunities granted to our CEO for the fiscal years 2014-2016 are presented in the chart below.

CEO Realizable Pay: Aligned With Performance Against Peers

200%
100%
0%
CEO Realizable Pay as a Percent of Target
84%
NR
62%ile
Pay Below Target
Performance Above Median
0%ile
50%ile
100%ile
Newpark TSR Performance vs. Peers 2014 - 2016

As shown, CEO realizable pay for the period 2014 – 2016 was reasonably well-aligned with TSR performance relative to our peers. Mr. Howes’ realizable pay as a percentage of target over this period fell within the alignment fairway. During a time of challenge in our industry, we performed above the median of our peer group. While CEO realizable pay is close to the center of the fairway, due to the decline in stock prices for our industry, the realizable pay for our CEO is below target.
Stockholder Alignment. We believe that the interests of our stockholders and executives should be aligned by ensuring that a portion of our executives’ compensation is directly determined by:

•	Adjusted EBITDA (or other relevant financial metrics) through annual incentive opportunities; and

•	Appreciation in our stock price through long-term (equity) incentive awards.

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With realizable value tied to increased stockholder value, long-term (equity) incentives provide our executives with an opportunity to share in the value they create, which is consistent with our pay-for-performance philosophy. As noted in the table above, for 2016 (as in prior years) a very strong degree of alignment exists between realizable pay for our CEO and the stockholder value represented by our performance versus the peer group. During 2016, the Compensation Committee awarded equity incentives in the form of time-based restricted stock units, time-based stock options and performance-based restricted stock units. The grant date value of equity incentive awards can vary from year to year based upon considerations such as competitive market data, prior grants made to individuals, share availability and stockholder dilution. Time-based awards typically vest over a three-year period.
Due to the challenges in our industry and management's focus on navigating our Company through a difficult environment, the long-term incentive target awards were reduced by 10%; however, for 2016, the Compensation Committee remained consistent in the allocation of 25% of the long-term incentive valuation for the NEOs to performance-based restricted stock units. The achievement criteria for the performance-based restricted stock units is based on the Company’s TSR over a three-year performance period compared to the results of a specified peer group.
In support of our goal of stockholder alignment, the executive compensation program also includes stock ownership guidelines for executives and Directors. The current guideline levels of ownership are shown below:

Executive & Director Stock Ownership Guidelines
Title	Ownership Target
Chief Executive Officer	5x salary
Chief Legal Officer and Chief Financial Officer	3x salary
President of Fluids Systems	3x salary
President of Mats & Integrated Services	2x salary
Other Designated Officers/Executives	1x salary
Non-employee Directors	5x retainer
Unvested time-based restricted shares or units are counted toward the satisfaction of these guidelines. However, unexercised stock options and unearned performance-based restricted stock units do not count toward satisfaction of these guidelines. In the event of an increase in the annual cash retainer or an increase in the ownership requirement, the executives and non-employee directors have five years from the effective date of the increase to acquire any additional shares needed to meet the stock ownership guidelines. Our officers and Directors were in compliance with these ownership guidelines as of December 31, 2016.
Compensation governance and risk assessment. A risk assessment of the executive compensation program is undertaken as part of the annual procedures for the Compensation Committee. That process includes assessing:

•	Each aspect of the various components of direct compensation (salary, annual cash incentives, and equity plans); and

•	Metrics used for any performance-based plans.
The risks are assessed for each component and metric, along with consideration being given to alternative compensation approaches. To the extent that risks are identified, the Compensation Committee also considers whether the risks have or can be mitigated through various features of the compensation plans. Further discussion of the risk assessment is contained in the “Executive Compensation” section in this proxy under the heading “Risk Assessment of Compensation Programs.”

Consideration of Advisory Say on Pay Voting Results
The Company asks the stockholders to approve, on an advisory basis, the compensation of our NEOs as disclosed in the Company’s proxy statement (commonly known as the “Say on Pay” advisory votes). While the Say on Pay votes are advisory votes and are not binding on the Company, the Compensation Committee strongly values the opinions of the stockholders as expressed in the Say on Pay votes. On an ongoing basis, the Compensation Committee:

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•	Monitors the performance of the Company and its senior executives;

•	Makes business determinations concerning what performance goals the Compensation Committee believes are appropriate;

•	Determines what financial incentives are appropriate to incentivize the achievement of these goals; and

•	Designs and modifies the Company’s executive compensation programs as it deems appropriate and consistent with these determinations.
In making its determinations, the Compensation Committee is guided by its obligations to the Company’s stockholders and its business judgment concerning what is in the best interest of the stockholders.
In 2016, the Company’s stockholders voted 96% (excluding broker non-votes) in favor of our executive compensation practices as disclosed in the Company’s proxy statement. In advance of the vote at the annual meeting, and otherwise throughout 2016, we have engaged in discussions with and received input from our stockholders regarding executive compensation. Taking into consideration all of the input that we received, and the results of voting on our executive compensation practices, the Compensation Committee did not make any changes to executive compensation for 2016.

The Process of Managing our Executive Compensation Programs
Role of Compensation Committee. The Compensation Committee of the Board of Directors currently consists of five independent non-employee directors, Anthony J. Best (Chairman), G. Stephen Finley, Roderick A. Larson, James W. McFarland, PhD and Gary L. Warren. The non-executive Chairman of the Board, David C. Anderson, attends the meetings of this Committee but does not vote (except in connection with compensation decisions related to our CEO).
The Compensation Committee operates under a written charter adopted by the Board of Directors on June 11, 2003, and last revised on November 4, 2015. The Compensation Committee charter is available in the “Board Committees & Charters” section under “Corporate Governance” on our website at www.newpark.com and is also available in print upon request from our Corporate Secretary. In addition to the more specific responsibilities set forth in its charter, the Compensation Committee:

•
Discharges the Board of Directors’ responsibilities with respect to all forms of compensation of our executive officers (although decisions regarding the compensation of the CEO require the participation of all of the independent directors of the Board);

•	Administers our equity incentive plans; and

•	Produces an annual compensation committee report for our proxy statement.
As part of its authority and responsibilities, our Compensation Committee establishes our overall compensation philosophy and reviews and approves compensation for our NEOs. As further explained below, our Compensation Committee approves the specific compensation of our CEO (with the participation of all independent directors of the Board of Directors) and each of our other NEOs. The Compensation Committee reviews the Compensation Committee charter annually to determine if there are any additional compensation or benefits issues it may need to address and to verify that the Compensation Committee has met all its assigned responsibilities for the year. The Compensation Committee also undertakes a “self-evaluation” of its performance on an annual basis. This self-evaluation allows the committee members to assess areas for improvement in the compensation program and processes. The Compensation Committee establishes a calendar annually for specific compensation actions to address throughout the year.
Engagement of an Independent Advisor. The Compensation Committee has the authority to retain special counsel and other experts, including compensation consultants. Since 2012, the Compensation Committee has retained the services of Pearl Meyer to act solely as the consultant for the Compensation Committee. The Compensation Committee regularly reviews the services provided by its outside consultants and believes that Pearl Meyer is independent and has no conflict of interest in providing executive compensation consulting services. In making this determination, the Compensation Committee noted that during fiscal 2016:

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•
Pearl Meyer did not provide any services to the Company or management other than services requested by or with the approval of the Compensation Committee, and its services were limited to executive compensation consulting. Specifically, Pearl Meyer does not provide, directly or indirectly through affiliates, any non-executive compensation services, including pension consulting or human resource outsourcing;

•	Fees we paid to Pearl Meyer for 2016 were less than 1% of Pearl Meyer’s total revenue for the year;

•	Pearl Meyer maintains a conflicts policy, which was provided to the Compensation Committee with specific policies and procedures designed to ensure independence;

•	None of the Pearl Meyer consultants working on Company matters had any business or personal relationship with Committee members;

•	None of the Pearl Meyer consultants (or any consultants at Pearl Meyer) working on Company matters had any business or personal relationship with any executive officer of the Company; and

•	None of the Pearl Meyer consultants working on Company matters directly owned Company stock.
The Compensation Committee continues to monitor the independence of its compensation consultant on a periodic basis.
 Role of executive officers and consultants. While the Compensation Committee determines our overall compensation philosophy and sets the compensation of our CEO and other executive officers, it looks to its compensation consultants, our CEO, CFO, Vice President, Human Resources and Chief Administrative Officer to make recommendations with respect to specific compensation decisions. Our Compensation Committee, without management present, regularly meets in executive session and with its compensation consultants to review executive compensation matters, including market and survey data as well as peer group information.
 The CEO’s role in establishing compensation includes making recommendations to the Compensation Committee on performance evaluation, base salary, and both equity and non-equity incentive compensation for executive officers and senior management (other than the CEO). The CEO, CFO, Vice President, Human Resources and Chief Administrative Officer, as invited guests, also participate in Compensation Committee meetings, from time to time, to provide information regarding our strategic objectives, financial performance, and recommendations regarding compensation plans. Management or the compensation consultants may be asked to prepare information for any Compensation Committee meeting. Depending on the agenda for a particular meeting, these materials may include:

•	Reports on our strategic objectives;

•	Financial reports;

•	Reports on achievement of individual and corporate performance objectives;

•	Information regarding compensation programs and compensation levels for executive officers, directors and other employees at peer companies;

•
Information on the total compensation of the NEOs, including base salary, cash incentives, equity awards, perquisites and other compensation, and any amounts payable upon voluntary or involuntary termination, early or normal retirement, or following a severance with or without a change in control; and

•	Information regarding all non-equity and equity incentive, health, welfare and retirement plans.
Compensation benchmarking relative to market. The Compensation Committee believes that pay practices at other companies provide useful information in establishing compensation levels and recognizes that our compensation practices must be competitive in the marketplace in order to attract, retain and motivate key executive personnel. Benchmarking and aligning base salaries is critical to a competitive compensation scheme because other elements of compensation are affected by changes in base salary.

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Accordingly, the Compensation Committee compares compensation levels for the NEOs with compensation levels at companies in an industry peer group. For 2016, the compensation consultants analyzed the executive compensation data in proxy statements of a peer group consisting of publicly traded oilfield services and equipment companies comparable in size to us in annual revenues, market capitalization, enterprise value, and corporate assets. We review the peer group periodically, typically at the end of each calendar year, so that the composition of the peer group continues to include companies whose size and business models are comparable to ours and who are more likely to compete with us for executive talent.
The following companies were included in the peer group for 2016:

		Financial Size
Ticker	Company Name	2015 Fiscal Year Revenues ($MM)	2016 Fiscal Year Revenues ($MM)	December 2016 Market Cap ($MM)
CRR	CARBO Ceramics Inc.	$280	$103	$281
CLB	Core Laboratories NV	$798	$595	$5,300
DRQ	Dril-Quip Inc.	$844	$539	$2,270
FTK	Flotek Industries Inc	$334	$263	$535
FET	Forum Energy Technologies	$1,074	$588	$2,281
HLX	Helix Energy Solutions Group Inc	$696	$488	$1,064
MTRX	Matrix Service Co	$1,343	$1,312	$604
OIS	Oil States International Inc.	$1,100	$694	$2,430
PKD	Parker Drilling Co	$712	$427	$325
PES	Pioneer Energy Services Corp	$541	$277	$528
RES	RPC Inc.	$1,264	$729	$4,308
SPN	Superior Energy Services Inc.	$2,775	$1,450	$2,563
TESO	Tesco Corporation	$280	$135	$385
TTI	TETRA Technologies Inc.	$1,130	$695	$577
SLCA	U.S. Silica Holdings, Inc.	$643	$560	$4,593
WG	Willbros Group Inc.	$909	$732	$203
BAS	Basic Energy Services, Inc (1)	NA	NA	NA
CJES	C&J Energy Services, Inc (2)	NA	NA	NA
KEY	Key Energy Services, Inc. (3)	NA	NA	NA
	75th Percentile	$1,108	$704	$2,463
	MEDIAN	$821	$574	$834
	25th Percentile	$618	$390	$492

NR	Newpark Resources Inc.	$677	$471	$635
	Percentile ranking	31%ile	32%ile	47%ile

(1)
Basic Energy Services emerged from chapter 11 bankruptcy in December 2016 with new shares of common stock beginning to trade on the NYSE on December 23, 2016. Basic Energy Services is no longer in our peer group.

(2)
C&J Energy Services, Inc., which is now C&J Old Co, Inc., filed for chapter 11 bankruptcy in July 2016 and was de-listed from the New York Stock Exchange in August 2016. Its shares are no longer traded. C&J Old Co., Inc. (formerly known as C&J Energy Services, Inc.) is no longer in our peer group.

(3)
Key Energy Services, Inc. emerged from chapter 11 bankruptcy in December 2016 with new shares of common stock beginning to trade on the New York Stock Exchange on December 16, 2016. Key Energy Services, Inc. is no longer in our peer group.

As reflected in the table above, for fiscal year 2015, the Company’s total revenues were below the median relative to this peer group. Given the timing of peer group pay disclosures, peer group data used for benchmarking was representative of 2015 compensation. Despite the volatility and challenges in the market as a result of the significant decline in commodity prices, our relative standing in terms of revenue size remained roughly the same in 2016. We believe, and Pearl Meyer has advised, that the group shown continues to provide a reasonable reflection of our competitive market for executive compensation benchmarking. As noted above, we review the composition of this group each year to ensure that it remains appropriate for these purposes.

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The compensation consultant assisted the Compensation Committee in reviewing the compensation paid to executive officers of the peer group of companies. The compensation consultant also provided the Compensation Committee with information regarding compensation programs and compensation levels for companies in the 25th, 50th and 75th percentiles of the compensation for positions similar to those of our executives as reflected in the proxy filings of the companies in our peer group and compensation survey data from general industry and the oilfield services industry.
Where possible, survey results are adjusted to reflect our size, based on annual revenue, and industry. The data is then blended on a weighted basis, which for 2016 was 70% weighted toward the peer group and 30% weighted toward the survey data. The peer group and survey data collectively will be referred to as market data throughout this proxy statement. The compensation consultant also provides advice on compensation trends and types of awards being used for equity incentive compensation.
Targeting market median. The Compensation Committee generally targets the market median for NEO target total direct compensation (i.e., compensation achievable upon attainment of target objectives). However, when determining individual pay levels, the Compensation Committee also considers individual factors, including historical compensation levels, results achieved, experience, potential future contribution, roles and responsibilities. In addition, the Compensation Committee reviews other factors, including competitive pay practices, the relative compensation levels among our executive officers, industry conditions, corporate performance, stockholder input, and the overall effectiveness of the compensation program in achieving desired performance levels. Consequently, individual pay opportunities may vary from the targeted (i.e., market median) level.
Timing and process of compensation decisions. During the first quarter of each year, many compensation decisions are made, but the process of establishing compensation continues throughout the year. After considering the recommendations of our CEO and other members of management, the market data, surveys and analysis provided by its compensation consultants and external market conditions in the first quarter of each year, the Compensation Committee generally adheres to the schedule below:

First Quarter	●	Consider changes to the executive base compensation for the current year.
	●	Review actual performance compared to goals established for cash incentive compensation in the previous year and approve any payments thereunder.
	●	Set individual and company performance goals for cash incentive compensation for the current year.
	●	Consider preliminary plans for equity incentive grants for the current year.
	●	Evaluate the performance of NEOs and begin preparation of this analysis for the stockholders (i.e., for the Compensation Discussion and Analysis).
Second Quarter	●	Review performance relative to the targets for our equity incentive awards, if any, and approve any awards that may be issued (awards may also be approved and issued in the third quarter).
	●	Consider and approve equity grants of options and restricted stock (performance-based or otherwise).
	●	Establish corporate performance objectives, if any, for NEOs under our equity incentive plans (may also be established in the first quarter).
	●	Report its decisions and recommendations to the Board.
Third Quarter	●	Consider and address any compensation related issues that may arise.
Fourth Quarter	●	Review and approve the total compensation strategy to assure alignment with business strategy.
	●	Review the next year’s salary merit increase budget for all employees (final approval occurs as part of the Board’s budget approval process in the first quarter of the next year).
	●	Review the Compensation Committee’s performance and charter.
	●	Review the compensation totals for each executive as part of the process for assessing executive compensation.
	●	Review the composition of the peer group.
	●	Engage in a risk assessment of our compensation plans, a process which is led by the compensation consultant.

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On an as-needed basis, the Compensation Committee reviews and revises the compensation plans, including cash incentive, equity incentive, special benefit and incentive plans, and provisions of employment and change in control agreements for executives. The Compensation Committee proposes any revisions of the plans to the Board of Directors, which then considers the changes and approves them before the revisions take place (subject to stockholder approval, as applicable). In addition, the Compensation Committee reviews employee health, welfare and retirement plans for design, funding and fiduciary responsibilities on a periodic basis.

ELEMENTS OF EXECUTIVE COMPENSATION

Direct Compensation
Base Salary. We provide NEOs with a base salary to compensate them fairly for the services they render throughout the year. As with total compensation, base salaries are designed to be generally competitive with executive salary levels at our peer group companies. The Compensation Committee considers comparable salary information from the market data that is provided by the compensation consultants as well as recommendations made by our CEO for our other executive officers. In addition, the Compensation Committee, in determining the base pay, considers each individual’s performance over time, experience, potential future contribution, role and responsibilities. Consequently, executive officers with higher levels of sustained performance over time and/or executive officers assuming greater responsibilities are paid correspondingly higher salaries.
We generally establish base salary compensation for our NEOs near the median of the compensation reflected in the market data. Due to the challenging business environment in 2015 and 2016, effective March 1, 2016, the NEOs agreed to a 10% reduction in base salary, which was restored effective April 1, 2017. The individual base salaries (pre-reduction) for the NEOs for 2016 were between 84% and 106% of the market median.
Base salaries are generally reviewed by the Compensation Committee in the first quarter of the year and increases (if any) are typically approved with an effective date of April 1 of each year. The Compensation Committee evaluated the performance of our Company, the CEO (this evaluation was performed jointly with the independent directors) and the recommendations of the CEO regarding the other executive officers in addition to considering the individual factors listed above. The Compensation Committee also considered the conditions of the general economy and the energy services markets in particular. The Compensation Committee also noted that, as reflected in the amendments to the employment agreements of the NEOs, the Committee approved a reduction in the base salaries of the NEOs of 10%, effective from March 1, 2016, through March 31, 2017. On April 1, 2017, the base salaries of the NEOs were returned to 2016 "pre-reduction" levels. On the basis of its review in February 2017, the Compensation Committee (along with the independent directors in the case of the CEO) approved the following base salaries of the NEOs for 2017. Based upon the market data supplied, the Compensation Committee approved an increase of approximately 4.5% for Mr. Piontek and 11.1% for Mr. Lanigan, effective April 1, 2017. The following table sets forth the base salaries of our NEOs for 2016 and 2017:

Executive	2016 Annualized Salary (Pre-Reduction)	2016 Annualized Salary (Post-Reduction)	2017 Annualized Salary(2)	Percent Increase(3)
Paul L. Howes	$750,000	$675,000	$750,000	—
Gregg S. Piontek	$368,500	$331,650	$385,000	4.5%
Bruce C. Smith	$416,000	$374,400	$416,000	—
Mark J. Airola	$385,000	$346,500	$385,000	—
Matthew S. Lanigan(1)	$315,000	$315,000	$350,000	11.1%

(1)	Mr. Lanigan commenced employment with the Company after the reductions in salary were effective therefore Mr. Lanigan's base salary was not impacted.

(2)	Effective as of April 1, 2017.

(3)	Increase shown is based on the 2016 pre-reduction annualized salary.
Annual Non-Equity (Cash) Incentive Compensation. Under our 2010 Annual Cash Incentive Plan, NEOs are eligible to receive annual cash bonuses based on achieving corporate and business unit financial goals and

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individual objectives, consistent with our pay for performance philosophy. The specific performance measures are determined annually by the Compensation Committee. We intend for the plan to:

•	Hold executives responsible for delivering results that contribute to growth in stockholder value;

•	Provide a financial incentive to focus on specific performance targets;

•	Reward NEOs based on individual and company/business unit performance; and

•	Encourage NEOs to continually improve our performance.
Annual incentives are designed to be earned in the range of the market median when individual and corporate objectives are achieved at target and between the market median (i.e., within the market 50th percentile range) and the 75th percentiles when individual and corporate objectives are exceeded. Similarly, the annual incentives are designed to earn below the market median (or even $0) when individual and corporate objectives are not achieved.

•	Target total cash opportunities (base salaries plus target annual incentive opportunities) for the NEOs at the beginning of 2016 were approximately 93% of the market median.

•
Actual total cash (salary plus actual annual incentive earned) for the NEOs was below the 25th percentile when taking into account awards earned for performance during 2016 were below target for each of our NEOs.

Note that when comparing the annual incentives for 2016, the market data available assumes performance at the target level and does not include estimates of what was actually paid for 2016 performance among the peer group (which were likely paid at below target levels for many of our peers given the decline in activity levels in the oil and gas industry). Annual cash incentive awards are linked to the achievement of company-wide and business unit quantitative performance goals and can include individual objectives and are designed to place a significant portion (50% - 80%) of total compensation at risk.
The annual cash incentive opportunity (expressed as a percentage of base salary) for each participant is based on his potential to affect operations and/or profitability. In 2016, the threshold, target and over-achievement cash incentive opportunities for the NEOs, expressed as a percentage of base salary, are summarized in the table below (along with target award opportunities as approved by the Compensation Committee):

	Incentive Opportunity as a Percent of Salary
Name/Title	Threshold	Target	Over- Achievement
Paul L. Howes	30.0%	100%	200%
Gregg S. Piontek	19.5%	65%	130%
Bruce C. Smith	19.5%	65%	130%
Mark J. Airola	19.5%	65%	130%
Matthew S. Lanigan	19.5%	65%	130%
Target performance for 2016 was set based on budgeted financial objectives approved by the Board of Directors for the year. The Compensation Committee then established several benchmark levels of performance in the plan to help guide determination of actual awards, and the benchmarks reflected in the table below were applicable to the corporate financial performance objectives. The performance objectives for Mr. Smith and Mr. Lanigan included other benchmarks tailored for specific division financial goals.

	Below Threshold	Threshold	Target	Over-Achievement
Percent of Goal Achieved	< 50% of goal achieved	50% of goal achieved	100% of goal achieved	140% of goal achieved
Percent of Target Bonus Opportunity Earned	0% of target earned	30% of target earned	100% of target earned	200% of target earned

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The structure of the 2016 Annual Non-Equity (Cash) Incentive Compensation plan is graphically represented below.

THRESHOLD
Performance: 50% of target
Payout: 30% of target
TARGET
Performance: 100% of target
Payout: 100% of target
OVER-ACHIEVEMENT
Performance: 140% of target
Payout: 200% of target
SUPER OVER-ACHIEVEMENT
Performance: >140% of target
Payout: >200% of target
Payout above over-achievement is interpolated along the line shown subject to the following limitations:
1. Individual awards are capped at $3 million
2. Amounts above 200% of target are deferred over two years
Percent of Target Bonus Earned
300%
250%
200%
150%
100%
50%
0%
25%
50%
75%
100%
125%
150%
175%
Actual Achievement - Weighted Average Percent of Budget

2016 Annual Incentive Performance Payout Range. The Compensation Committee looks at the current and prior year’s achievements before setting new performance targets each year. The Compensation Committee intends to set financial performance targets at achievement levels which will challenge the NEOs. In recognition of the challenging business environment in 2016, the Compensation Committee elected to focus on cash generation for 2016, rather than earnings per share. Using Adjusted EBITDA as a performance metric in 2016 focused management on the importance of cash flow to preserve stockholder value and maintain a strong balance sheet. Performance measures and weights applicable to our NEOs in 2016 are presented in the table below:

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Non-Equity Incentive Plan Weighting for 2016

	Performance Measure Weighting – Percent of Target Opportunity Contingent Upon Each Performance Measure
Metric	Paul L. Howes (1)	Gregg S. Piontek (1)	Bruce C. Smith (2)	Mark J. Airola (1)	Matthew S. Lanigan (3)
Company Financial Performance Objective — Adjusted EBITDA	75%	75%	20%	75%	20%
Division Financial Performance Objective — Adjusted EBIT, Net of Capital Charge (4)			50%		70%
EVOLUTION Financial Performance Objective — Revenue			10%
Discretionary	25%	25%	20%	25%	10%
Total	100%	100%	100%	100%	100%

(1)
Discretionary factors for Messrs. Howes, Piontek and Airola were (i) safety, (ii) construction projects, (iii) implementation of enterprise business solutions, (iv) development and implementation of debt plan, and (v) assess and implement personnel compensation practices.

(2)
Discretionary factors for Mr. Smith were (i) safety, (ii) deepwater expansion, (iii) maintain budgeted DSIs (Days Sales In Inventory), (iv) maintain budgeted DSOs (Days Sales Outstanding), and (v) success with the drilling program in Uruguay.

(3)
Discretionary factors for Mr. Lanigan were (i) safety, (ii) commercialize mat washing system, (iii) launch new mat system, (iv) implement system to track mats and (v) complete commercialization of EPZ Mat.

(4)	The capital charge is calculated by multiplying the net capital employed at the business unit by the estimated cost of capital for the Company, established at 12% at the inception of 2016.
2016 Results. Adjusted EBITDA for 2016 was $(5.4) million as compared to the target of $70.1 million. These results exclude asset impairments and the impact of employee severance costs. The threshold level for the adjusted EBITDA metric was not achieved for 2016.
Adjusted EBIT, net of the capital charge for the Fluids Systems segment, was $(79.5) million compared to a target of $(33.4) million. EBIT was adjusted to exclude the impact of asset impairment charges and severance costs recorded in 2016 related to this segment. The threshold level for adjusted EBIT for this business segment was not achieved for 2016. Revenue from EVOLUTION high performance water-based fluid system sales was $54.3 million for 2016, compared to the target of $98.2 million, producing a performance level above the threshold level, and a payout at 37% of the target for this element of the annual cash incentive for Mr. Smith.
Adjusted EBIT, net of the capital charge for the Mats & Integrated Services segment, was $(9.8) million versus a target of $14.1 million. EBIT was adjusted to exclude the impact of certain severance obligations and the reduction in depreciation expense from the revision in useful lives and residual values of our mat rental fleet. The threshold level for the adjusted EBIT metric for this business segment was not achieved for 2016.
In addition, for 2016, between 10% and 25% of the bonus opportunity was allocated to discretionary factors, and the Compensation Committee assessed the executives’ performance, on a cumulative basis, at target or slightly above target for the metrics described in the table above.

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For 2017, the following incentive plan targets and metrics apply:
Non-Equity Incentive Plan Weighting for 2017

	Performance Measure Weighting – Percent of Target Opportunity Contingent Upon Each Performance Measure
Metric	Paul L. Howes	Gregg S. Piontek	Bruce C. Smith	Mark J. Airola	Matthew S. Lanigan
Company Financial Performance Objective — ADJUSTED EBITDA	85%	85%	20%	85%	20%
Division Financial Performance Objective — ADJUSTED EBIT, Net of Capital Charge			50%		70%
New Technology Financial Performance Objective — Revenue			20%
Discretionary	15%	15%	10%	15%	10%
Total	100%	100%	100%	100%	100%
Target Bonus Opportunity As a percentage of base salary	100%	65%	65%	65%	65%
In recognition of the current economic environment for oilfield services, the Compensation Committee continues to focus on cash generation for 2017, rather than earnings per share. A number of our peers used EBITDA as a performance metric in 2016 (or use a metric similar to EBITDA) for purposes of focusing corporate management on the importance of cash flow in preserving stockholder value and maintaining a strong balance sheet. EBITDA will be adjusted for items such as severance costs and impacts of discontinued operations. The Compensation Committee will also consider making adjustments to EBITDA for other special items based primarily upon managements’ responsibility for the item/event and managements’ response. For Fluids Systems and Mats & Integrated Services, the Compensation Committee will continue to use EBIT, net of capital charge, as the financial performance metric. The Compensation Committee also established benchmark levels for determining the actual awards to be earned, and the benchmarks reflected in the table below are applicable to the corporate financial performance objectives. The performance objectives for Mr. Smith and Mr. Lanigan include other benchmarks tailored for specific division financial goals.

	Below Threshold	Threshold	Target	Over- Achievement	Super Over-Achievement
Percent of Goal Achieved - Consolidated	< 60% of goal achieved	60% of goal achieved	100% of goal achieved	130% of goal achieved	>130% of goal achieved
Percent of Target Bonus Opportunity Earned	0% of target earned	30% of target earned	100% of target earned	200% of target earned	>200% of target earned
For 2017, the Compensation Committee included the super over-achievement level of performance in the annual non-equity incentive plan. The purpose of including this feature is to ensure that incentives remain in place should the oil and gas industry experience a significant recovery in 2017. As in prior years, the super over-achievement level is also intended to enhance retention by deferring any payments associated with achievement at this level over a 2-year period (with the exception of amounts below $20,000).
Equity Incentive Compensation. We provide long-term incentive awards through regular grants of stock options, restricted stock and performance-based restricted stock units to NEOs. Consistent with our compensation philosophy, stock options, restricted stock and performance-based restricted stock units provide NEOs with additional incentives to maximize stockholder value and provide a link between their interests and the interests of our stockholders.

•	Stock options have historically been granted each year as a component of long-term compensation with the size of the grants based on the NEOs' responsibility level, base salary and performance. Our

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2015 Plan provides for stock options to be issued with an exercise price equal to the market value of our common stock on the date of grant so that optionees will benefit only if the price of our stock appreciates. These awards have been structured to be earned, or vest, over a three-year period.

•
Restricted stock units were granted to NEOs in 2016 to further align the interests of executive officers and stockholders. The Compensation Committee decides each year whether to include performance objectives in the awards and, if so, the appropriate targets. The Compensation Committee believes restricted stock grants, including awards without performance criteria, provide value to NEOs during periods of stock market volatility (encouraging executive retention) and facilitate the most direct long-term share ownership by our NEOs. These awards have been structured to be earned, or vest, over a three-year period.

•
Performance-Based Restricted Stock Units were granted to NEOs beginning in 2013 in the form of a relative TSR restricted stock unit. Taking into consideration input from our stockholders, along with the compensation practices of our peer group, the Compensation Committee elected to include these performance-based restricted stock units to further enhance linkage between the performance of our Company and the compensation of NEOs. The TSR awards measure our Company’s share performance relative to a peer group of companies over a three-year period. These awards have been structured to be earned at the completion of a three-year period.

Our practice of regular annual grants provides for multi-year overlapping of grant periods which enhances alignment with stockholders and encourages stability and retention of our core leadership team.
In determining appropriate awards, the Compensation Committee periodically reviews competitive market data, each NEO’s past performance, ability to contribute to our future success and growth and time in the current position. The Compensation Committee also considers recommendations of the compensation consultants and CEO. The Compensation Committee also takes into account the risk of losing the NEO to other employment opportunities. The Compensation Committee considers the foregoing factors together and makes a subjective determination with respect to awarding equity compensation. The Compensation Committee believes that market competitive grants, along with three-year vesting requirements, are the most effective method of reinforcing the long-term nature of the incentive. The Compensation Committee considers the value of previous awards and grants (whether vested or not) as well as the likelihood of achieving performance goals in previous awards and grants in determining the current year’s awards and grants.
For 2016, the long-term incentive award target levels for each of the NEOs were reduced by 10% due to the overall decline in share prices for our industry. The Compensation Committee determined that long-term equity awards are a primary method of retention, especially in a challenging environment. The Compensation Committee chose to maintain the allocation of 50% of the target long-term incentive to time-based restricted stock units (except for Mr. Lanigan), 25% to time-based stock options and the remaining 25% to performance-based restricted stock units. Mr. Lanigan received a higher percentage of his equity award in stock options (50%) and less in time-based restricted stock units (25%), reflecting that he received an inducement grant of time-based restricted stock when he joined the Company in April 2016.
The Compensation Committee considered the following in reaching this conclusion:

•
While we maintain that stock options, by their nature, are “performance-based” and aligned with our stockholders’ interests by requiring an increase in the stock price from the date of grant before any value is received by the NEO, for 2016, the Compensation Committee again felt that a long-term incentive grant of restricted stock units containing performance-based goals would further enhance the link between executive pay and stockholder interests.

•	A review of our compensation structure showed that our program for 2016 was closely aligned with the compensation programs of the companies in our peer group.

•	Providing a program with a balanced mix of performance incentive, retention and stockholder alignment will achieve the desired results of continued success.
Individual equity incentives (as a multiple of base salary) are generally based on a range around the median of the equity incentives reflected in the market data. The individual total direct compensation (target total cash, plus all

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long-term incentive awards) for the current NEOs for 2016 were between 81% and 108% of the median for the compensation reflected in the combined market data for all named executives and the peer group.
Equity Incentive Compensation Decisions. The following grants were made on May 19, 2016:

Executive	May 2016 Annual Restricted Stock Unit Grant (# of shares)	May 2016 Annual Stock Option Grant (# of options)	May 2016 TSR Grant (# of shares at maximum payout)
Paul L. Howes	249,719	274,593	156,424
Gregg S. Piontek	66,924	73,590	41,922
Bruce C. Smith	81,847	90,000	51,268
Mark J. Airola	73,806	81,157	46,231
Matthew S. Lanigan	23,836	104,844	29,862
Inducement Award. In 2016, the Compensation Committee approved a one-time inducement grant to Mr. Lanigan in connection with his employment with us. Mr. Lanigan was awarded 50,000 shares of restricted stock, in addition to the award set forth above, immediately aligns Mr. Lanigan's financial interests with those of our stockholders. This inducement award vests over a four-year period, with one-half vesting on the second anniversary of the date of grant and the balance vesting on the fourth anniversary of the date of grant.
In administering the long-term incentive plan, the Compensation Committee is sensitive to the potential for dilution of future earnings per share. In 2016, 1,242,856 stock options and 1,815,784 restricted stock awards, restricted stock units, and performance-based restricted stock units were granted to 230 executive officers and employees, or about 13.1% of total employees. The awards were approximately 3.6% of our outstanding shares at the time of grant. For further information regarding the awards to the named executive officers, see the 2016 Grants of Plan-Based Awards Table.
As a general proposition, the higher-level positions have greater emphasis on longer-term incentives. The size of long-term incentive awards will vary from year to year to reflect current year performance of our Company and/or the individual and current market trends. The Compensation Committee determines the award level for executive officers, if any, on an annual basis usually in the first or second quarter each year.
All equity awards that have been granted to our employees are reflected in our consolidated financial statements at fair value on the grant date in compliance with Accounting Standards Codification (ASC) Topic 718, “Stock Compensation,” which we refer to as ASC Topic 718.

Indirect Compensation
Employee benefits are designed to be competitive and to attract and retain employees. From time to time, the Compensation Committee reviews our benefit plans and recommends that the Board implement certain changes to existing plans or adopt new benefit plans.
Health and Welfare Benefits. We offer a standard range of health and welfare benefits to all employees, including executive officers. These benefit plans provide the same terms to all similarly situated employees. These benefits include: medical, prescription drug, vision and dental coverage, life, accidental death and dismemberment and travel accident insurance, short and long-term disability insurance, an employee assistance plan, health savings accounts and flexible spending accounts. In addition, we pay the cost of an annual physical for each executive officer and executive officers have excess life insurance for which we pay the premiums. These costs are disclosed in the Summary Compensation Table.
Employee Stock Purchase Plan. We offer an employee stock purchase plan allowing employees to purchase our common stock through payroll deductions under the 2008 Employee Stock Purchase Plan. Employees, including executive officers, can set aside up to 10% of their annual salary to purchase stock at 85% of the fair market value of the stock on the first or last day of each six month offering period, whichever is lower. On April 3, 2017, our Compensation Committee approved the Newpark Resources, Inc. Amended and Restated Employee Stock Purchase Plan which would amend and restate the 2008 Employee Stock Purchase Plan.

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401(k) Plan. We offer a defined contribution 401(k) plan to our employees, including executive officers. The plan helps employees save for retirement, reduce current income taxes and defer income taxes on savings and investment income until retirement. The participants may contribute from 1% up to 50% of their base and cash incentive compensation. Our 401(k) plan allows us to make matching contributions and, until March 30, 2016, we made matching contributions under this plan of 100% on the first 3% of the employee’s compensation and 50% of the next 3% of the participant’s compensation. As a result of deteriorating business conditions, we suspended our matching contributions under the 401(k) plan effective March 30, 2016. We plan to reinstate the matching contributions as of June 1, 2017. New employees will vest in the matched contributions at a rate of 20% per completed year of service. During 2016, an employee could contribute up to $18,000, and employees age 50 or older were allowed to make additional catch-up contributions to the plan up to $6,000.
Other Perquisites and Personal Benefits. We do not offer any perquisites or other personal benefits to any NEO with a value over $10,000 beyond those outlined below. Paul L. Howes receives an annual stipend of $20,000 for car allowance and memberships. Mark J. Airola is eligible for reimbursement of 50% of the initiation fee for a personal country club membership up to a maximum of $30,000, but has not accessed that benefit to date. Mr. Airola, Matthew S. Lanigan, and Gregg S. Piontek each receive a car allowance of $1,300 per month. Mr. Smith is provided a company vehicle, the personal use portion of which is included in the Summary Compensation Table.

Employment Agreements
Each NEO’s employment agreement, except for Mr. Lanigan, was amended twice during 2016. The first amendment reflected the reduction of the executive's base salary by 10% effective April 1, 2016 and the second amendment extended the effective period of the reduction from December 31, 2016 to March 31, 2017.
Employment Agreement with Paul L. Howes. On March 22, 2006, Mr. Howes entered into an employment agreement with us under which he serves as CEO. This agreement was amended on June 7, 2006 to add a definition for Change in Control. The agreement was amended again on December 31, 2008 to extend the term until March 31, 2011 and make certain changes to the Change in Control provisions to comply with Section 409A of the Internal Revenue Code. As amended, the term of the employment agreement was through March 31, 2011, with automatic renewal thereafter for successive one-year periods ending on each March 31, unless Mr. Howes’ employment is terminated by either party giving 60 days' written notice. Under this employment agreement, Mr. Howes is entitled to receive the following compensation and benefits:

•	Annual base salary of $750,000 (as adjusted effective April 1, 2014);

•
An opportunity (as adjusted for 2016) under our executive incentive compensation plan to earn a cash bonus of between 30% and 200% of his annual base salary based on the satisfaction of performance criteria specified by the Compensation Committee;

•	Eligibility to receive annual stock options, restricted stock, and performance-based awards under our long-term incentive plans as determined at the discretion of the Compensation Committee;

•
Payment of one-half the initiation fee for membership in the country club of Mr. Howes’ choice and an annual stipend of $20,000 to be used by Mr. Howes in his discretion for monthly club dues, automobile costs, and similar expenses;

•	Reimbursement for all reasonable and necessary business, entertainment and travel expenses incurred or expended by Mr. Howes in the performance of his duties;

•	Four weeks of paid vacation;

•	Participation in the life and health insurance plans, 401(k) plan and other employee benefit plans and programs generally made available to executive personnel;

•	An annual medical examination; and

•	Travel life insurance in the minimum amount of $2,000,000, medical evacuation insurance and other appropriate security measures while traveling for business purposes.
Mr. Howes’ employment with us will terminate (a) automatically upon his death or disability, (b) at Mr. Howes’ election upon 30 days’ notice to us for “Good Reason” (as defined below) or Mr. Howes’ voluntary resignation at his

2017 Proxy Statement | 36

election and without Good Reason, (c) by us for “Cause” (as defined below), (d) by us without Cause or (e) with 60 days’ notice given by us or Mr. Howes in advance of the expiration of the initial or any successive employment terms under Mr. Howes’ employment agreement.
As used in this agreement, “Good Reason” means (i) our unreasonable interference with Mr. Howes’ performance of his duties, (ii) a detrimental change in Mr. Howes’ duties, responsibilities or status, (iii) our failure to comply with our obligations under our agreements with Mr. Howes, (iv) diminution of Mr. Howes’ salary or benefits, (v) our failure to obtain the assumption of Mr. Howes’ employment agreement by any successor or assignee of ours or (vi) the relocation of Mr. Howes’ principal place of employment by more than 50 miles (other than to Houston, Texas).
As used in this agreement, “Cause” means (i) conviction by a court of competent jurisdiction of, or entry of a plea of guilty or nolo contendere for an act constituting a felony; (ii) dishonesty, willful misconduct or gross neglect by Mr. Howes of his obligations under his employment agreement that results in material injury to us; (iii) appropriation (or an overt act attempting appropriation) of a material business opportunity of ours; (iv) theft, embezzlement or other similar misappropriation of our funds or property; or (v) failure to follow our reasonable and lawful written instructions or policy with respect to the services to be rendered and the manner of rendering services by Mr. Howes.
In the event Mr. Howes terminates his employment with us for Good Reason or is terminated by us without Cause, Mr. Howes will be entitled to (i) an amount equal to two times the amount of his then current base salary; (ii) an amount equal to two times the target bonus under the 2010 Annual Cash Incentive Plan; (iii) full vesting of all time-based restricted stock and options granted as an inducement to employment; (iv) continuation of medical and dental health benefits for him and any eligible dependents until the earlier of (A) eligibility under another group health insurance plan or (B) 18 months following the date of termination; and (v) payment of outplacement services within the two-year period after termination not to exceed $20,000.
Mr. Howes’ Employment Agreement includes a change in control provision which is discussed in the “Executive Compensation” section of this proxy under the heading “Employment Agreements and Change in Control Agreements.”

Employment Agreement with Gregg S. Piontek. On October 18, 2011, Mr. Piontek entered into an employment agreement with us under which he serves as Vice President and Chief Financial Officer. The term of the employment agreement is from November 1, 2011 through October 31, 2014, with automatic renewal thereafter for successive one-year periods, unless Mr. Piontek’s employment is terminated by either party giving 60 days' written notice. Under this employment agreement, Mr. Piontek is entitled to receive the following compensation and benefits:

•	Annual base salary of $385,000 (as adjusted effective April 1, 2017);

•
An opportunity (as adjusted for 2016) under our executive incentive compensation plan to earn a cash bonus of between 19.5% and 130% of his annual base salary based on the satisfaction of performance criteria specified by the Compensation Committee;

•	Eligibility to receive annual stock options, restricted stock, and performance-based awards under our long-term incentive plans as determined at the discretion of the Compensation Committee;

•	Reimbursement for all reasonable and necessary business, entertainment and travel expenses incurred or expended by Mr. Piontek;

•	Car allowance;

•	Four weeks of paid vacation;

•	Life insurance equal to three times the executive’s base salary; and

•	Participation in the health insurance plans, 401(k) plan and other employee benefit plans and programs generally made available to executive personnel.

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Mr. Piontek’s employment with us will terminate (a) automatically upon his death or disability, (b) at Mr. Piontek’s election upon 30 days’ notice to us for “Good Reason” (as defined below) or Mr. Piontek’s voluntary resignation at his election and without Good Reason, (c) by us for “Cause” (as defined below), (d) by us without Cause or (e) with 60 days’ notice given by us or Mr. Piontek in advance of the expiration of the initial or any successive employment terms under Mr. Piontek’s employment agreement. As used in this agreement, “Good Reason” means (i) a detrimental change in Mr. Piontek’s duties, responsibilities or status, (ii) our failure to comply with our obligations under our agreements with Mr. Piontek, (iii) diminution of Mr. Piontek’s salary or benefits, (iv) our failure to obtain the assumption of Mr. Piontek’s employment agreement by any successor or assignee of ours or (v) the relocation of Mr. Piontek’s principal place of employment by more than 50 miles from The Woodlands, Texas. As used in this agreement, “Cause” has the same meaning as in Mr. Howes’ agreement.
In the event Mr. Piontek terminates his employment with us for Good Reason or is terminated by us without Cause, Mr. Piontek will be entitled to a lump sum payment equal to his then current base salary plus target level annual bonus for the greater of the remaining initial term of the agreement or one year. In addition, Mr. Piontek would receive (i) full vesting of all options and restricted stock granted as an inducement to employment, (ii) continuation of medical and dental health benefits, and disability benefits for the greater of the initial term of the employment agreement or 12 months (with a maximum benefit of 18 months) and (iii) payment of outplacement fees, within one year after termination, of up to $20,000.

Employment Agreement with Bruce C. Smith. On April 20, 2007, Mr. Smith entered into an employment agreement with us under which he serves as our Executive Vice President and President of Fluids Systems. The original term of the employment agreement was from April 20, 2007 through April 20, 2010, with automatic renewal thereafter for successive one-year periods, unless Mr. Smith’s employment is terminated by either party giving 60 days’ written notice. This agreement was amended on December 31, 2012 to address compliance with Internal Revenue Code Section 409A. Under this employment agreement, Mr. Smith is entitled to receive the following compensation and benefits:

•	Annual base salary of $416,000 (as adjusted effective April 1, 2014);

•
An opportunity (as adjusted in 2016) under our executive incentive compensation plan to earn a cash bonus of between 19.5% and 130% of his annual base salary based on the satisfaction of performance criteria specified by the Compensation Committee;

•	Eligibility to receive annual stock options, restricted stock, and performance-based awards under our long-term incentive plans as determined in the discretion of the Compensation Committee;

•	Reimbursement for all reasonable and necessary business, entertainment and travel expenses incurred or expended by Mr. Smith in the performance of his duties;

•	Company car or car allowance;

•	Four weeks of paid vacation; and

•	Participation in the life and health insurance plans, 401(k) plan and other employee benefit plans and programs generally made available to executive personnel.
Mr. Smith’s employment with us will terminate (a) automatically upon his death or disability, (b) at Mr. Smith’s election upon 30 days’ notice to us for “Good Reason” (as defined below) or Mr. Smith’s voluntary resignation at his election and without Good Reason, (c) by us for “Cause” (as defined below), (d) by us without Cause or (e) with 60 days’ notice given by us or Mr. Smith in advance of the expiration of the initial or any successive employment terms under Mr. Smith’s employment agreement. As used in this agreement, “Good Reason” means (i) a detrimental change in Mr. Smith’s duties, responsibilities or status, (ii) our failure to comply with our obligations under our agreements with Mr. Smith, (iii) diminution of Mr. Smith’s salary or benefits, or (iv) requiring Mr. Smith to relocate more than 50 miles from Houston, Texas. As used in this agreement, “Cause” has the same meaning as in Mr. Howes’ agreement.
In the event Mr. Smith terminates his employment with us for Good Reason or is terminated by us without Cause, Mr. Smith will be entitled to a lump sum payment equal to his then current base salary plus target level annual bonus for the greater of the remaining initial term of the agreement or one year. In addition, Mr. Smith will receive

2017 Proxy Statement | 38

(i) full vesting of all options and restricted stock granted as an inducement to employment, (ii) continuation of medical and dental health benefits, and disability benefits for the greater of the initial term of the employment agreement or 12 months (with a maximum benefit of 18 months) and (iii) payment of outplacement fees, within one year after termination, of up to $20,000.

Employment Agreement with Mark J. Airola. On September 18, 2006, Mr. Airola entered into an employment agreement with us under which he serves as Senior Vice President, General Counsel and Chief Administrative Officer. The original term of the employment agreement was from October 2, 2006 through October 2, 2009, with automatic renewal thereafter for successive one-year periods, unless Mr. Airola’s employment is terminated by either party giving 60 days’ written notice. This agreement was amended on December 31, 2012 to address compliance with Internal Revenue Code Section 409A. Under this employment agreement, Mr. Airola is entitled to receive the following compensation and benefits:

•	Annual base salary of $385,000 (as adjusted effective April 1, 2014);

•
An opportunity (as adjusted in 2016) under our executive incentive compensation plan to earn a cash bonus of between 19.5% and 130% of his annual base salary based on the satisfaction of performance criteria specified by the Compensation Committee;

•	Eligibility to receive annual stock options, restricted stock and performance-based awards under our long-term incentive plans as determined at the discretion of the Compensation Committee;

•	Reimbursement for all reasonable and necessary business, entertainment and travel expenses incurred or expended by Mr. Airola in the performance of his duties;

•	Eligibility for reimbursement of 50% of a country club membership initiation fee up to $30,000;

•	Car allowance;

•	Four weeks of paid vacation; and

•	Participation in the life and health insurance plans, 401(k) plan and other employee benefit plans and programs generally made available to executive personnel.
Mr. Airola’s employment with us will terminate (a) automatically upon his death or disability, (b) at Mr. Airola’s election upon 30 days’ notice to us for “Good Reason” (as defined below) or Mr. Airola’s voluntary resignation at his election and without Good Reason, (c) by us for “Cause” (as defined below), (d) by us without Cause or (e) with 60 days’ notice given by us or Mr. Airola in advance of the expiration of the initial or any successive employment terms under Mr. Airola’s employment agreement. As used in this agreement, “Good Reason” means (i) our unreasonable interference with Mr. Airola’s performance of his duties, (ii) a detrimental change in Mr. Airola’s duties, responsibilities or status, (iii) our failure to comply with our obligations under our agreements with Mr. Airola, (iv) diminution of Mr. Airola’s salary or benefits, (v) our failure to obtain the assumption of Mr. Airola’s employment agreement by any successor or assignee of ours or (vi) the relocation of Mr. Airola’s principal place of employment by more than 50 miles (other than to Houston, Texas). As used in this agreement, “Cause” has the same meaning as in Mr. Howes’ agreement.
In the event Mr. Airola terminates his employment with us for Good Reason or is terminated by us without Cause, Mr. Airola will be entitled to a lump sum payment equal to his then current base salary plus target level annual bonus for the greater of the remaining initial term of the agreement or one year. In addition, Mr. Airola will receive (i) full vesting of all options and restricted stock granted as an inducement to employment, (ii) continuation of medical and dental health benefits, and disability benefits for the greater of the initial term of the employment agreement or 12 months (with a maximum benefit of 18 months) and (iii) payment of outplacement fees, within one year after termination, of up to $20,000.

Employment Agreement with Matthew S. Lanigan. On April 22, 2016, Mr. Lanigan entered into an employment agreement with us under which he serves as Vice President and President of Mats & Integrated Services. The initial term of the employment agreement is from April 22, 2016 through April 22, 2019, with automatic renewal thereafter

2017 Proxy Statement | 39

for successive one-year periods, unless Mr. Lanigan's employment is terminated by either party giving 60 days' written notice. Under this employment agreement, Mr. Lanigan is entitled to receive the following compensation and benefits:

•	Annual base salary of $350,000 (as adjusted effective April 1, 2017);

•
An opportunity under our executive incentive compensation plan to earn a cash bonus of between 19.5% and 130% of his annual base salary based on the satisfaction of performance criteria specified by the Compensation Committee;

•
As an inducement to accept employment with us, an award of 50,000 shares of time-based restricted stock, which vest over a four year period, 50% on the second anniversary of the Employment Agreement and the remaining 50% on the fourth anniversary of the Employment Agreement;

•	Eligibility to receive annual stock options, restricted stock, and performance-based awards under our long-term incentive plans as determined at the discretion of the Compensation Committee;

•	Reimbursement for all reasonable and necessary business, entertainment and travel expenses incurred or expended by Mr. Lanigan;

•	Car allowance;

•	Four weeks of paid vacation;

•	Life insurance equal to three times the executive’s base salary; and

•	Participation in the health insurance plans, 401(k) plan and other employee benefit plans and programs generally made available to executive personnel.
Mr. Lanigan's employment with us will terminate (a) automatically upon his death or disability, (b) at Mr. Lanigan's election upon 30 days’ written notice to us for “Good Reason” (as defined below) or Mr. Lanigan’s voluntary resignation at his election and without Good Reason, (c) by us for “Cause” (as defined below), (d) by us without Cause or (e) with 60 days’ written notice given by us or Mr. Lanigan in advance of the expiration of the initial or any successive employment terms under Mr. Lanigan's employment agreement. As used in this agreement, “Good Reason” means (i) a detrimental change in Mr. Lanigan's duties, responsibilities or status, (ii) our failure to comply with our obligations under our agreements with Mr. Lanigan, (iii) diminution of Mr. Lanigan's salary or benefits, (iv) our failure to obtain the assumption of Mr. Lanigan's employment agreement by any successor or assignee of us or (v) requiring Mr. Lanigan to relocate more than 50 miles from The Woodlands, Texas. As used in this agreement, “Cause” has the same meaning as in Mr. Howes’ agreement.
In the event Mr. Lanigan terminates his employment with us for Good Reason or is terminated by us without Cause, Mr. Lanigan will be entitled to a lump sum payment equal to his then current base salary plus target level annual bonus for the greater of the remaining initial term of the agreement or one year. In addition, Mr. Lanigan will receive (i) full vesting of all options and restricted stock granted as an inducement to employment, (ii) continuation of medical and dental health benefits, and disability benefits for the greater of the initial term of the employment agreement or 12 months (with a maximum benefit of 18 months) and (iii) payment of outplacement fees, within one year after termination, of up to $20,000.

Tax and Accounting Implications
Accounting. We account for equity compensation expenses for our employees under the rules of ASC Topic 718 which requires us to estimate and record an expense for each award of long-term incentive compensation over the life of its vesting period.
Tax Deductibility of Pay. In conducting the compensation programs applicable to our executive officers, the Compensation Committee considers the effects of Section 162(m) of the Internal Revenue Code, which denies publicly held companies a tax deduction for annual compensation in excess of $1.0 million paid to their chief executive officer or generally their three other most highly compensated corporate officers who are employed on the last day of a given year, unless that compensation is based on performance criteria that are established by a committee of outside directors and approved, as to their material terms, by that company’s stockholders.

2017 Proxy Statement | 40

Based on current interpretive authority, our ability to deduct compensation expense generated in connection with the exercise of options and performance-based restricted stock units granted under our stock incentive plan should qualify as performance-based compensation and should not be limited by Section 162(m). Our time-based restricted stock awards and units would not qualify as performance-based compensation under Section 162(m) and, therefore, will be subject to the deduction limit. To the extent the total of salary and other compensation for any of our applicable executive officers exceeds one million dollars in any year and does not qualify as performance-based compensation, the limitation on deductibility under Section 162(m) will apply. As a result, we have in the past and may from time to time in the future, pay compensation amounts to our executive officers that are not deductible.

Other Tax Implications
Section 409A of the Internal Revenue Code governs the taxation of certain types of “nonqualified deferred compensation.” Failure to comply with the requirements of Section 409A can result in adverse income tax consequences to our executives, including the accelerated income taxation of noncompliant compensation, the imposition of an additional 20% tax on such noncompliant compensation, and the imposition of interest on those taxes. We have taken precautions in the design of our employment agreements (including the severance and change in control provisions), as well as our 2015 Plan and 2010 Annual Cash Incentive Plan and all equity and incentive award agreements, to help ensure compliance with Section 409A and the regulations promulgated thereunder.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The members of the Compensation Committee in 2016 were Mr. Best (Chairman), Mr. Finley, Mr. Larson, Dr. McFarland and Mr. Warren. No member of the Compensation Committee is a current or former officer or employee of ours or any of our subsidiaries or had any relationship requiring disclosure under applicable SEC rules. Additionally, none of our executive officers served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of our Compensation Committee.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with our management the Compensation Discussion and Analysis included in this Proxy Statement. Based on this review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2016.
Compensation Committee of the Board of Directors
Anthony J. Best (Chairman)
G. Stephen Finley
Roderick A. Larson
James W. McFarland, PhD
Gary L. Warren

2017 Proxy Statement | 41

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE
The following table shows the compensation for our Chief Executive Officer, Chief Financial Officer and our three other most highly compensated executive officers for the fiscal years ended December 31, 2014, 2015 and 2016.

Name and Principal Position	Year	Salary	Stock Awards (1)	Option Awards (1)	Non-Equity Incentive Plan Compensation (2)	All Other Compensation (3)	Total
Paul L. Howes President and Chief Executive Officer	2016	$687,500	$1,618,451	$541,058	$202,813	$35,367	$3,085,189
	2015	$750,000	$1,838,018	$612,408	$105,000	$35,547	$3,340,973
	2014	$741,250	$1,856,239	$618,982	$960,515	$34,022	$4,211,008
Gregg S. Piontek Vice President and Chief Financial Officer	2016	$337,792	$433,743	$145,002	$64,772	$23,217	$1,004,526
	2015	$368,500	$492,587	$164,122	$33,534	$31,605	$1,090,348
	2014	$360,125	$497,466	$165,887	$303,323	$29,070	$1,355,871
Bruce C. Smith Executive Vice President and President, Fluids Systems	2016	$381,333	$530,455	$177,336	$64,788	$33,502	$1,187,414
	2015	$416,000	$602,418	$200,719	$58,195	$34,392	$1,311,724
	2014	$412,000	$608,392	$202,873	$346,394	$33,917	$1,603,576
Mark J. Airola Senior Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary	2016	$352,917	$478,341	$159,912	$67,672	$24,286	$1,083,128
	2015	$385,000	$543,230	$180,998	$35,035	$31,097	$1,175,360
	2014	$376,250	$548,613	$182,941	$316,905	$30,372	$1,455,081
Matthew S. Lanigan Vice President and President, Mats & Integrated Services	2016	$219,188	$469,496	$206,585	$14,247	$13,480	$922,996
	2015	$—	$—	$—	$—	$—	$—
	2014	$—	$—	$—	$—	$—	$—

(1)
Dollar amount reported reflects the aggregate fair value determined as of the date of award or grant, in each case calculated in accordance with ASC Topic 718. See Note 11, “Stock Based Compensation and Other Benefit Plans,” in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for the relevant assumptions used in the calculation of these amounts. The amount listed for stock awards includes grant date fair value for the performance-based restricted stock units based on probable outcome of the underlying performance conditions. The maximum fair values of such awards at the grant date, assuming achievement of the highest level of performance are as follows: Mr. Howes - $809,494; Mr. Piontek - $216,946; Mr. Smith - $265,312; Mr. Airola - $239,245 and Mr. Lanigan - $154,536.

(2)	Reflects amounts earned under our 2010 Annual Cash Incentive Plan which were earned in 2014, 2015 and 2016.

(3)	The amount for “All Other Compensation” includes the following for 2016:

	Paul L. Howes	Gregg S. Piontek	Bruce C. Smith	Mark J. Airola	Matthew S. Lanigan
Physical	$—	$—	$1,300	$—	$1,300
Life Insurance	$3,564	$1,703	$6,858	$2,322	$740
Car Allowance/Personal Use of Company Car	$—	$15,600	$18,153	$15,600	$11,440
Annual Stipend in accordance with Employment Agreement	$20,000	$—	$—	$—	$—
Matching Contributions under 401(k)	$11,803	$4,664	$6,441	$5,114	$—
Matching Contribution for Health Savings Account	$—	$1,250	$750	$1,250	$—

2017 Proxy Statement | 42

GRANTS OF PLAN-BASED AWARDS IN 2016
The following table sets forth certain information with respect to plan-based awards granted to the named executive officers identified in the Summary Compensation Table during 2016.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units		All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards (3)
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum
Paul L. Howes	2/25/2016	$206,250	$687,500	$1,375,000	—	—	—	—		—	—	—
	5/19/2016	—	—	—	31,285	104,283	156,424	—		—	—	$539,665
	5/19/2016	—	—	—	—	—	—	249,719	(4)	—	—	$1,078,786
	5/19/2016	—	—	—	—	—	—	—		274,593	$4.32	$541,058
Gregg S. Piontek	2/25/2016	$65,870	$219,565	$439,130	—	—	—	—		—	—	—
	5/19/2016	—	—	—	8,384	27,948	41,922	—		—	—	$144,631
	5/19/2016	—	—	—	—	—	—	66,924	(4)	—	—	$289,112
	5/19/2016	—	—	—	—	—	—	—		73,590	$4.32	$145,002
Bruce C. Smith	2/25/2016	$74,360	$247,866	$495,732	—	—	—	—		—	—	—
	5/19/2016	—	—	—	10,254	34,179	51,268	—		—	—	$176,876
	5/19/2016	—	—	—	—	—	—	81,847	(4)	—	—	$353,579
	5/19/2016	—	—	—	—	—	—	—		90,000	$4.32	$177,336
Mark J. Airola	2/25/2016	$68,819	$229,396	$458,792	—	—	—	—		—	—	—
	5/19/2016	—	—	—	9,246	30,821	46,231	—		—	—	$159,499
	5/19/2016	—	—	—	—	—	—	73,806	(4)	—	—	$318,842
	5/19/2016	—	—	—	—	—	—	—		81,157	$4.32	$159,912
Matthew S. Lanigan	4/22/2016	$42,742	$142,472	$284,944	—	—	—	—		—	—	—
	4/22/2016	—	—	—	—	—	—	50,000	(5)	—	—	$263,500
	5/19/2016	—	—	—	5,972	19,908	29,862	—		—	—	$103,024
	5/19/2016	—	—	—	—	—	—	23,836	(4)	—	—	$102,972
	5/19/2016	—	—	—	—	—	—	—		104,844	$4.32	$206,585

(1)
Represents threshold, target and over-achievement payout levels under our 2010 Annual Cash Incentive Plan for 2016. Possible payout levels under this performance-based plan are based on expected salary in 2016, including salary reductions effective April 1, 2016. See “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for the amount actually earned by each named executive officer for 2016 performance. Note that performance is assessed separately for each metric included in the 2010 Annual Cash Incentive Plan for 2016 and for the discretionary component there is no threshold level.

(2)
The awards reflected in this column represent our relative performance-based restricted stock units which may be earned in an amount equal to 0% to 150% of target based on our relative TSR performance against a specified peer group over the three-year performance period of 2016, 2017 and 2018.

(3)
Dollar amount reported reflects the fair value on the date of award or grant, in each case calculated in accordance with ASC Topic 718. The amount listed includes grant date fair value of the performance-based restricted stock units based on probable outcome of the underlying performance conditions. See Note 11, “Stock Based Compensation and Other Benefit Plans,” in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for the relevant assumptions used to determine the valuation of our stock awards.

(4)	Represents shares of time-based restricted stock units granted under the 2015 Plan. These awards vest one-third annually over three years.

(5)
Represents shares of time-based restricted stock granted under the 2015 Plan. These awards vest at the rate of 50% on the second anniversary of the date of grant, with the balance vesting on the fourth anniversary of the date of grant.

2017 Proxy Statement | 43

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	Option Awards					Stock Awards			Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested($) (1)
Paul L. Howes	80,000	—		$7.82	6/11/2017	—		—	—		—
	150,000	—		$7.89	6/9/2018	—		—	—		—
	200,000	—		$3.31	6/10/2019	—		—	—		—
	139,225	—		$9.13	6/8/2021	—		—	—		—
	200,000	—		$5.57	6/5/2022	—		—	—		—
	107,518	—		$11.43	6/5/2023	—		—	—		—
	82,998	41,498	(2)	$11.20	5/21/2024	—		—	—		—
	52,172	104,342	(3)	$9.00	5/22/2025	—		—	—		—
	—	274,593	(4)	$4.32	5/19/2026	—		—	—		—
	—	—		—	—	100,000	(5)	$750,000	—		—
	—	—		—	—	36,830	(6)	$276,225	—		—
	—	—		—	—	90,758	(7)	$680,685	—		—
	—	—		—	—	249,719	(8)	$1,872,893	—		—
	—	—		—	—	—		—	49,302	(9)	$369,765
	—	—		—	—	—		—	60,900	(9)	$456,750
	—	—		—	—	—		—	104,283	(9)	$782,123
Gregg S. Piontek	20,000	—		$7.82	6/11/2017	—		—	—		—
	28,100	—		$7.89	6/9/2018	—		—	—		—
	23,390	—		$3.31	6/10/2019	—		—	—		—
	19,246	—		$9.13	6/8/2021	—		—	—		—
	83,171	—		$5.57	6/5/2022	—		—	—		—
	28,336	—		$11.43	6/5/2023	—		—	—		—
	22,244	11,121	(10)	$11.20	5/21/2024	—		—	—		—
	13,982	27,963	(11)	$9.00	5/22/2025	—		—	—		—
	—	73,590	(12)	$4.32	5/19/2026	—		—	—		—
	—	—		—	—	9,870	(13)	$74,025	—		—
	—	—		—	—	24,323	(14)	$182,423	—		—
	—	—		—	—	66,924	(15)	$501,930	—		—
	—	—		—	—	—		—	13,213	(9)	$99,098
	—	—		—	—	—		—	16,321	(9)	$122,408
	—	—		—	—	—		—	27,948	(9)	$209,610

2017 Proxy Statement | 44

Bruce C. Smith	50,000	—		$7.82	6/11/2017	—		—	—		—
	87,500	—		$7.89	6/9/2018	—		—	—		—
	41,562	—		$3.31	6/10/2019	—		—	—		—
	47,071	—		$9.13	6/8/2021	—		—	—		—
	131,774	—		$5.57	6/5/2022	—		—	—		—
	36,654	—		$11.43	6/5/2023	—		—	—		—
	27,203	13,601	(16)	$11.20	5/21/2024	—		—	—		—
	17,100	34,198	(17)	$9.00	5/22/2025	—		—	—		—
	—	90,000	(18)	$4.32	5/19/2026	—		—	—		—
	—	—		—	—	12,071	(19)	$90,533	—		—
	—	—		—	—	29,746	(20)	$223,095	—		—
	—	—		—	—	81,847	(21)	$613,853	—		—
	—	—		—	—	—		—	16,159	(9)	$121,193
	—	—		—	—	—		—	19,960	(9)	$149,700
	—	—		—	—	—		—	34,179	(9)	$256,343
Mark J. Airola	127,250	—		$3.31	6/10/2019	—		—	—		—
	36,820	—		$9.13	6/8/2021	—		—	—		—
	89,972	—		$5.57	6/5/2022	—		—	—		—
	31,250	—		$11.43	6/5/2023	—		—	—		—
	24,530	12,265	(22)	$11.20	5/21/2024	—		—	—		—
	15,420	30,838	(23)	$9.00	5/22/2025	—		—	—		—
	—	81,157	(24)	$4.32	5/19/2026	—		—	—		—
	—	—		—	—	10,885	(25)	$81,638	—		—
	—	—		—	—	26,824	(26)	$201,180	—		—
	—	—		—	—	73,806	(27)	$553,545	—		—
	—	—		—	—	—		—	14,571	(9)	$109,283
	—	—		—	—	—		—	17,999	(9)	$134,993
	—	—		—	—	—		—	30,821	(9)	$231,158
Matthew S. Lanigan	—	104,844	(28)	$4.32	5/19/2026	—		—	—		—
	—	—		—	—	50,000	(29)	$375,000	—		—
	—	—		—	—	23,836	(30)	$178,770	—		—
	—	—		—	—	—		—	19,908	(9)	$149,310

(1)	The market value is based upon the closing stock price of $7.50 as reported on December 30, 2016.

(2)	The 41,498 options vest on June 1, 2017.

(3)	The 104,342 options vest as follows: 52,171 on June 1, 2017 and 52,171 on June 1, 2018.

(4)	The 274,593 options vest as follows: 91,531 on June 1, 2017, 91,531 on June 1, 2018 and 91,531 on June 1, 2019.

(5)	The 100,000 shares of restricted stock vest on November 6, 2017.

(6)	The 36,830 shares of restricted stock vest on June 1, 2017.

(7)	The 90,758 shares of restricted stock units vest as follows: 45,379 on June 1, 2017 and 45,379 on June 1, 2018.

(8)	The 249,719 shares of restricted stock units vest as follows: 83,240 on June 1, 2017, 83,240 on June 1, 2018 and 83,239 on June 1, 2019.

(9)
The amount shown represents the number of shares achievable at target for our relative TSR performance units which may be earned in an amount equal to 0% to 150% of target based on our relative TSR performance against a specified peer group over the designated three-year performance period.

(10)	The 11,121 options vest on June 1, 2017.

(11)	The 27,963 options vest as follows: 13,982 on June 1, 2017 and 13,981 on June 1, 2018.

(12)	The 73,590 options vest as follows: 24,530 on June 1, 2017, 24,530 on June 1, 2018 and 24,530 on June 1, 2019.

(13)	The 9,870 shares of restricted stock vest on June 1, 2017.

(14)	The 24,323 shares of restricted stock units vest as follows: 12,162 on June 1, 2017 and 12,161 on June 1, 2018.

(15)	The 66,924 shares of restricted stock units vest as follows: 22,308 on June 1, 2017, 22,308 on June 1, 2018 and 22,308 on June 1, 2019.

(16)	The 13,601 options vest on June 1, 2017.

(17)	The 34,198 options vest as follows: 17,099 on June 1, 2017 and 17,099 on June 1, 2018.

(18)	The 90,000 options vest as follows: 30,000 on June 1, 2017, 30,000 on June 1, 2018 and 30,000 on June 1, 2019.

(19)	The 12,071 shares of restricted stock vest on June 1, 2017.

(20)	The 29,746 shares of restricted stock units vest as follows: 14,873 on June 1, 2017 and 14,873 on June 1, 2018.

2017 Proxy Statement | 45

(21)	The 81,847 shares of restricted stock units vest as follows: 27,283 on June 1, 2017, 27,282 on June 1, 2018 and 27,282 on June 1, 2019.

(22)	The 12,265 options vest on June 1, 2017.

(23)	The 30,838 options vest as follows: 15,419 on June 1, 2017 and 15,419 on June 1, 2018.

(24)	The 81,157 options vest as follows: 27,053 on June 1, 2017, 27,052 on June 1, 2018 and 27,052 on June 1, 2019.

(25)	The 10,885 shares of restricted stock vest on June 1, 2017.

(26)	The 26,824 shares of restricted stock units vest as follows: 13,412 on June 1, 2017 and 13,412 on June 1, 2018.

(27)	The 73,806 shares of restricted stock units vest as follows: 24,602 on June 1, 2017, 24,602 on June 1, 2018 and 24,602 on June 1, 2019.

(28)	The 104,844 options vest as follows: 34,948 on June 1, 2017, 34,948 on June 1, 2018 and 34,948 on June 1, 2019.

(29)	The 50,000 shares of restricted stock vest as follows: 25,000 on April 22, 2018 and 25,000 on April 22, 2020.

(30)	The 23,836 shares of restricted stock units vest as follows: 7,946 on June 1, 2017, 7,945 on June 1, 2018 and 7,945 on June 1, 2019.

OPTION EXERCISES AND STOCK VESTED
The following table sets forth information for the NEOs identified in the Summary Compensation Table with respect to stock options exercised, vesting on time-based restricted shares and vesting on performance-based restricted stock units for the fiscal year ended December 31, 2016.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized upon Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Paul L. Howes	—	—	146,871	$798,487
Gregg S. Piontek	—	—	39,073	$212,263
Bruce C. Smith	—	—	48,987	$266,807
Mark J. Airola	—	—	43,090	$234,085
Matthew S. Lanigan	—	—	—	$—

(1)
Dollar values are calculated by multiplying the market price of our common stock on the vesting date by the number of shares vested and does not necessarily reflect the proceeds actually received by the named executive officer.

Risk Assessment of Compensation Programs
The Compensation Committee considers, in establishing and reviewing the employee compensation programs, whether the programs encourage unnecessary or excessive risk taking. As discussed in the Compensation Discussion and Analysis of this proxy statement, the Compensation Committee, with the assistance of management and its consultant, undertook a risk assessment of our compensation programs in 2016. After reviewing and discussing the compensation programs with the Compensation Committee and reviewing the results of those discussions with the Audit Committee of the Board, we believe that the programs are balanced and do not motivate or encourage unnecessary or excessive risk taking. While some performance-based awards focus on achievement of short-term or annual goals, and short-term goals may encourage the taking of short-term risks at the expense of long-term results, these award programs represent a modest percentage of the executive employees’ total compensation opportunities and are balanced by other long-term incentives. We believe that these programs appropriately balance risk and the desire to focus employees on specific short-term goals important to our success, and that it does not encourage unnecessary or excessive risk taking.
A significant part of the compensation provided to employees is in the form of long-term equity awards that are important to help further align employees’ interests with those of our stockholders. We do not believe that these awards encourage unnecessary or excessive risk taking since the ultimate value of the awards is tied to our stock price, and since awards are staggered and subject to long-term vesting schedules to help ensure that executives have significant value tied to long-term stock price performance.

Employment Agreements and Change in Control Agreements
We have entered into employment agreements with each of our NEOs. See “Employment Agreements” within the Compensation Discussion and Analysis for a summary of these employment agreements and descriptions of compensation elements pursuant to which the amounts listed under the Summary Compensation Table and Grants of Plan-Based Awards in 2016 table were paid or awarded and the criteria for such payment, including targets for payments of annual incentives, as well as performance criteria on which such payments were based. We have also adopted a change in control benefits policy applicable to our NEOs and have entered into change in control

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agreements with our NEOs, other than Mr. Howes who receives his benefits under his employment agreement. See “Potential Payments upon Change in Control” below for a summary of these benefits and agreements.

Potential Payments upon Change in Control
On March 7, 2007, the Board, upon recommendation of the Compensation Committee, approved a change in control benefits policy applicable to all of our NEOs and other key executives and employees not to exceed a total of 30, which was subsequently expanded to 40. Each of our NEOs are entitled to receive change in control benefits. Receipt of the benefits by the executives and employees is conditioned on a change in control of our Company and the termination of employment under certain circumstances described below (often referred to as a “double-trigger”). Benefits to the executives and other employees under the policy are described below:

•	Payment of accrued but unpaid salary and a prorated annual bonus (at the target level) through the date of termination.

•
A lump sum payment in an amount equal to a multiple of that executive’s (i) base salary, plus (ii) in the case of Mr. Howes, a bonus equal to the highest bonus he received under the 2010 Annual Cash Incentive Plan, and in the case of the other executives, a target bonus which will equal the higher of the bonus to which the executive would be entitled under the 2010 Annual Cash Incentive Plan for the fiscal year preceding the termination or the highest bonus received by the executive under the incentive plan in the two fiscal years immediately preceding the change of control event. The multiples established under the policy are: three times for the CEO (which has subsequently been modified to 2.99 times in the Amended and Restated Employment Agreement of Mr. Howes), two times for the other executive officers and divisional presidents, and one time for the remaining designated key executives and employees.

•	Full vesting of all options, restricted stock (whether time or performance-based), and deferred compensation.

•	Payment of outplacement fees up to $20,000 for the CEO and from $5,000 to $20,000 for other executive officers, divisional presidents and remaining employees.

•	Continuation of life insurance, medical and dental health benefits, and disability benefits for a period ranging from one year to three years.
A change in control will be deemed to occur if:

•
there is a merger or consolidation of our Company with, or an acquisition by us of the equity interests or all or substantially all of our assets of, any other corporation or entity other than any transaction in which members of our Board immediately prior to the transaction constitute a majority of the board of the resulting entity for a period of twelve months following the transaction;

•	any person or group becomes the direct or indirect beneficial owner of 30% or more of our outstanding voting securities;

•
any election of directors occurs and a majority of the directors elected are individuals who were not nominated by a vote of two-thirds of the members of the Board or the Nominating and Corporate Governance Committee; or

•
we effect a complete liquidation of our Company or a sale of all or substantially all of our assets unless immediately following any such sale or disposition, members of our Board immediately prior to the transaction constitute a majority of the resulting entity for a period of twelve months following the transaction.

Under the policy, an executive or employee shall not be entitled to those benefits unless his employment is terminated during the period commencing upon the date when we first have knowledge that any person or group has become a beneficial owner of 30% or more of our voting securities or the date we execute an agreement contemplating a change in control and ending two years after the change in control, for any reason other than:

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•	death;

•	disability;

•	cause; or

•	resignation without good reason.
We have entered into change in control agreements with the designated executive officers and employees other than Paul L. Howes (whose change in control benefits are included in his employment agreement). The tables below also reflect potential payments to the NEOs upon the termination of their employment under their respective employment agreements.
The tables below reflect the amount of compensation to each of the NEOs as a result of a change in control and termination of that executive’s employment under the terms of the above-described policy or, with respect to Mr. Howes, under his employment agreement. The amount of compensation payable to each NEO upon voluntary termination, voluntary termination for good reason or involuntary not-for-cause termination, termination following a change in control, for cause termination, and termination in the event of death or disability of the executive is shown below. The amounts shown assume that the termination was effective on December 31, 2016 and thus includes amounts earned through that time and are estimates of the amounts which would have been paid to the executives upon their termination on such date. The amounts do not include compensation to which the NEO was otherwise entitled such as previously vested equity awards. The value of the equity compensation awards was based on the closing price of our common stock of $7.50 on December 30, 2016. The actual amounts to be paid out can only be determined at the time of the executive’s separation from us. In the event of death or disability before the annual cash (short-term incentive) is paid, the Compensation Committee has the authority to pay (in full or on a prorated basis) the amount the employee would have received. We have assumed that the Compensation Committee would have authorized the payment of the full award for purposes of the tables below. As of December 31, 2016, none of the executives were eligible for retirement.
Paul L. Howes

Executive Compensation and Benefits	Voluntary Termination on 12/31/16	Voluntary Termination for Good Reason or Termination without Cause on 12/31/16	Termination due to Change in Control on 12/31/16	Termination for Cause on 12/31/16	Termination due to Disability on 12/31/16	Termination due to Death on 12/31/16
Compensation:
Base Salary	—	$1,500,000	$2,242,500	—	$375,000	—
Short-term Incentive (100% of Base Salary)	—	$1,500,000	$4,190,802	—	$750,000	$750,000
Long-term Incentives:
Stock Options	—	—	$873,206	—	—	—
Performance-based Restricted Shares	—	—	$1,608,638	—	—	—
Time Based Restricted Shares	—	—	$3,579,803	—	—	—
Benefits and Perquisites:
Outplacement	—	$20,000	$20,000	—	—	—
Health & Welfare Benefits	—	$19,633	$39,266	—	—	—
Life Insurance	—	—	$10,692	—	—	—
Life Insurance Proceeds	—	—	—	—	—	$500,000
Disability Benefits per year(1)	—	—	—	—	$120,000	—
401(k) Employer Contribution	—	—	$35,409	—	—	—
Total	—	$3,039,633	$12,600,316	—	$1,245,000	$1,250,000
(1)   Long term disability benefits per year until no longer disabled or Social Security retirement age.

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Gregg S. Piontek

Executive Compensation and Benefits	Voluntary Termination on 12/31/16	Voluntary Termination for Good Reason or Termination without Cause on 12/31/16	Termination due to Change in Control on 12/31/16	Termination for Cause on 12/31/16	Termination due to Disability on 12/31/16	Termination due to Death on 12/31/16
Compensation:
Base Salary	—	$368,500	$737,000	—	$184,250	—
Short-term Incentive (65% of Base Salary)	—	$239,525	$606,646	—	$239,525	$239,525
Long-term Incentives:
Stock Options	—	—	$234,016	—	—	—
Performance-based Restricted Shares	—	—	$431,115	—	—	—
Time Based Restricted Shares	—	—	$758,378	—	—	—
Benefits and Perquisites:
Outplacement	—	$20,000	$5,000	—	—	—
Health & Welfare Benefits	—	$24,236	$16,157	—	—	—
Life Insurance	—	—	$1,703	—	—	—
Life Insurance Proceeds	—	—	—	—	—	$995,000
Disability Benefits per year(1)	—	—	—	—	$120,000	—
Total	—	$652,261	$2,790,015	—	$543,775	$1,234,525
(1)   Long term disability benefits per year until no longer disabled or Social Security retirement age.

Bruce C. Smith

Executive Compensation and Benefits	Voluntary Termination on 12/31/16	Voluntary Termination for Good Reason or Termination without Cause on 12/31/16	Termination due to Change in Control on 12/31/16	Termination for Cause on 12/31/16	Termination due to Disability on 12/31/16	Termination due to Death on 12/31/16
Compensation:
Base Salary	—	$416,000	$832,000	—	$208,000	—
Short-term Incentive (65% of Base Salary)	—	$270,400	$692,788	—	$270,400	$270,400
Long-term Incentives:
Stock Options	—	—	$286,200	—	—	—
Performance-based Restricted Shares	—	—	$527,235	—	—	—
Time Based Restricted Shares	—	—	$927,480	—	—	—
Benefits and Perquisites:
Outplacement	—	$20,000	$10,000	—	—	—
Health & Welfare Benefits	—	$8,476	$11,301	—	—	—
Life Insurance	—	—	$13,716	—	—	—
Life Insurance Proceeds	—	—	—	—	—	$500,000
Disability Benefits per year(1)	—	—	—	—	$120,000	—
Total	—	$714,876	$3,300,720	—	$598,400	$770,400
(1)   Long term disability benefits per year until no longer disabled or Social Security retirement age.

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Mark J. Airola

Executive Compensation and Benefits	Voluntary Termination on 12/31/16	Voluntary Termination for Good Reason or Termination without Cause on 12/31/16	Termination due to Change in Control on 12/31/16	Termination for Cause on 12/31/16	Termination due to Disability on 12/31/16	Termination due to Death on 12/31/16
Compensation:
Base Salary	—	$385,000	$770,000	—	$192,500	—
Short-term Incentive (65% of Base Salary)	—	$250,250	$633,810	—	$250,250	$250,250
Long-term Incentives:
Stock Options	—	—	$258,079	—	—	—
Performance-based Restricted Shares	—	—	$475,433	—	—	—
Time Based Restricted Shares	—	—	$836,363	—	—	—
Benefits and Perquisites:
Outplacement	—	$20,000	$10,000	—	—	—
Health & Welfare Benefits	—	$24,235	$32,313	—	—	—
Life Insurance	—	—	$4,644	—	—	—
Life Insurance Proceeds	—	—	—	—	—	$500,000
Disability Benefits per year(1)	—	—	—	—	$120,000	—
Total	—	$679,485	$3,020,642	—	$562,750	$750,250
(1)   Long term disability benefits per year until no longer disabled or Social Security retirement age.

Matthew S. Lanigan

Executive Compensation and Benefits	Voluntary Termination on 12/31/16	Voluntary Termination for Good Reason or Termination without Cause on 12/31/16	Termination due to Change in Control on 12/31/16	Termination for Cause on 12/31/16	Termination due to Disability on 12/31/16	Termination due to Death on 12/31/16
Compensation:
Base Salary	—	$315,000	$630,000	—	$157,500	—
Short-term Incentive (65% of Base Salary)	—	$204,750	$409,500	—	$204,750	$204,750
Long-term Incentives:
Stock Options	—	—	$333,404	—	—	—
Performance-based Restricted Shares	—	—	$149,310	—	—	—
Time Based Restricted Shares	—	$375,000	$553,770	—	—	—
Benefits and Perquisites:
Outplacement	—	$20,000	$10,000	—	—	—
Health & Welfare Benefits	—	—	—	—	—	—
Life Insurance	—	—	$1,480	—	—	—
Life Insurance Proceeds	—	—	—	—	—	$945,000
Disability Benefits per year(1)	—	—	—	—	$120,000	—
Total	—	$914,750	$2,087,464	—	$482,250	$1,149,750
(1)   Long term disability benefits per year until no longer disabled or Social Security retirement age.

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Retirement, Disability and Death
An executive officer who retires will be entitled to pay through the last day worked and 401(k) distributions. An executive officer who becomes disabled will be entitled to pay through the last day worked, disability benefits, 401(k) distributions and accidental dismemberment benefits, if applicable. The beneficiary of an executive officer who dies will be entitled to pay through the executive’s last day worked, 401(k) distributions and life insurance proceeds.
The impact of an employee’s retirement, disability or death on outstanding options can vary depending on the stock option plan under which the grants were made. Under our 2015 Plan, upon termination of employment by reason of death or permanent disability, all vested options outstanding may be exercised in full at any time during the period of one year following termination of employment. Upon termination of employment by reason of retirement, all vested options may be exercised in full at any time during the period of 90 days following termination of employment.
To help us attract more experienced mid to late career talent, the Compensation Committee of the Board adopted a Retirement Policy in April 2015 applicable to all U.S. employees, excluding NEOs, to provide for a retirement treatment that is advantageous for longer tenured employees who are nearing retirement. Eligibility for retirement under this Policy is determined based on a combination of metrics including duration of employment and age. In addition, these changes will help us better manage succession planning and provide career advancement opportunities for developing talent. Currently, grantees forfeit all unvested awards and stock options upon retirement, and have 90 days to exercise vested stock options.
Under the Retirement Policy, time-based restricted stock or restricted stock units outstanding at the time of retirement will continue to vest according to the vesting schedule. Stock options granted will also continue to vest according to the original vesting schedule and will allow retirees to exercise through the full original term of the awards. During the continued vesting period, the Company maintains the right to claw back unvested awards in the event of a violation of a non-compete or non-solicitation agreement or other restrictive covenants. For performance-based restricted stock units, the award will be based on actual performance determined at the end of the performance period, but the number of units vesting will be prorated based on the number of full months in which the retiree was employed during the performance period.
Retirement eligibility under the Retirement Policy is defined as accumulating 70 or more “points”, calculated by adding the age of the employee to his/her full years of service. The minimum age for retirement eligibility under the Retirement Policy is 60 years. This same definition of retirement eligibility will be applied to the 2010 Annual Cash Incentive Plan, which refers to retirement benefits, but did not include, prior to the adoption of the Retirement Policy, a definition of retirement eligibility.

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EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth certain information with respect to the equity compensation plans maintained by us as of December 31, 2016, under which our equity securities may be issued in the future, and with respect to individual compensation arrangements as of December 31, 2016.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders	7,315,052	(1)	$7.02	(2)	1,641,959	(3)
Equity compensation plans not approved by stockholders	—		$—		—
Total	7,315,052		$7.02		1,641,959

(1)
Includes 4,684,839 shares subject to outstanding options under our Amended and Restated 2006 Equity Incentive Plan and our 2015 Plan, unvested time-restricted stock units in the amount of 2,183,029 shares under our 2015 Plan and 447,184 shares subject to vesting of performance-based restricted stock units (at the target level) under our Amended and Restated 2006 Equity Incentive Plan and our 2015 Plan.

(2)	Weighted-average exercise price calculation excludes outstanding performance share awards and restricted stock units, which do not have an exercise price.

(3)
Includes 388,036 shares available for issuance under the 2008 Employee Stock Purchase Plan, 602,972 shares available for issuance under the 2014 Non-Employee Directors’ Restricted Stock Plan and 650,951 shares available for issuance under the 2015 Plan. The table does not include information regarding the proposed amendment to the 2015 Plan and the proposed Amended and Restated Employee Stock Purchase Plan to be considered at the 2017 Annual Meeting.

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DIRECTOR COMPENSATION
The Compensation Committee regularly reviews the compensation of non-employee directors. The compensation consultant provides the Compensation Committee with industry trends in board compensation and recommends retainers and/or fees based on the peer company proxy information as well as national board market data. The Compensation Committee then makes recommendations to the Board of Directors on the setting of Board compensation.
The following table describes the current compensation arrangements with our non-employee directors:

	March 1, 2016 to March 31, 2017	January 1, 2016 to February 29, 2016 and after April 1, 2017
Annual Cash Retainer Fee (Chairman of the Board)	$117,000	$130,000
Annual Cash Retainer Fee (other than the Chairman of the Board)	$49,500	$55,000
Additional Annual Cash Retainer Fee for Audit Committee Chair	$27,000	$30,000
Additional Annual Cash Retainer Fee for Audit Committee Members	$13,500	$15,000
Additional Annual Cash Retainer Fee for Other Committee Chairs	$18,000	$20,000
Additional Annual Cash Retainer Fee for Other Committee Members	$9,000	$10,000
The Board of Directors approved the restoration, effective as of April 1, 2017, of cash fees previously reduced in March 2016 in conjunction with our cost reduction initiatives. All of the non-employee directors’ fees are paid on a quarterly basis (excluding the Chairman of the Board), and all directors (including the Chairman of the Board) are reimbursed for travel expenses incurred in attending Board and committee meetings. Employee directors receive no additional cash consideration for serving as directors or committee members.

Grants under the 2014 Non-Employee Directors’ Restricted Stock Plan
Under the 2014 Non-Employee Director’s Restricted Stock Plan (“2014 Plan”), the number of shares granted to each non-employee Director upon initial and annual election to the Board is based on a pre-determined dollar value (as defined in the 2014 Plan). Since 2015, the pre-determined dollar value for determining the number of restricted shares granted is $150,000, except for the Chairman of the Board who receives an annual grant of restricted shares equal to $170,000. The vesting of the restricted stock is the earlier of one year from the date of grant or the date of the next annual meeting of stockholders.

COMPENSATION OF DIRECTORS
The following table describes the total cash and non-cash compensation attributed to each of our non-employee directors during the year ended December 31, 2016:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)(4)	Total
David C. Anderson	$118,083	$169,996	—	$288,079
Anthony J. Best	$90,000	$149,999	—	$239,999
G. Stephen Finley	$94,500	$149,999	—	$244,499
Roderick A. Larson	$81,000	$149,999	—	$230,999
James W. McFarland, Ph.D.	$81,000	$149,999	—	$230,999
Gary L. Warren	$90,000	$149,999	—	$239,999

(1)
The Board members, with the exception of Mr. Anderson, are paid on a quarterly basis in advance. Mr. Anderson is paid in advance on a monthly basis. Mr. Larson was mistakenly underpaid by $6,750 and Mr. Warren was mistakenly overpaid $6,750 in 2016. The table above reflects the overpayment and underpayment; however, adjustments have been made in 2017 to correct these errors. Due to the challenging oil and gas sector in 2016, effective March 1, 2016, the Board of

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Directors voluntarily agreed to a 10% reduction in the annual retainer and meeting fees paid in cash. This 10% reduction expired effective April 1, 2017.

(2)
Represents the aggregate grant date fair value for restricted stock awards granted to the non-employee directors in 2016. The grant date fair value of the restricted stock awarded in 2016, as determined pursuant to ASC Topic 718, was $4.32 per share. See Note 11, “Stock Based Compensation and Other Benefit Plans,” in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K for fiscal year ended 2016, for the relevant assumptions used to determine the valuation of our stock and option awards.

(3)
Messrs. Best, Finley, Larson and Warren and Dr. McFarland each have 34,722 shares of restricted stock outstanding which will fully vest May 17, 2017 and Mr. Anderson currently has 39,351 shares of restricted stock outstanding which will fully vest May 17, 2017.

(4)	Dr. McFarland and Mr. Warren each exercised 10,000 options in December 2016.
PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Nominees and Voting
Six directors are to be elected at the Annual Meeting, each to hold office until the next Annual Meeting and until his successor has been elected. The Board of Directors has nominated for election as directors the six persons named below based on the recommendation of the Nominating and Corporate Governance Committee. All nominees are incumbent directors. Dr. James W. McFarland is currently serving as a member of the Board; however, Dr. McFarland has decided not to stand for re-election at this meeting and accordingly will retire from the Board and its committees upon the expiration of his term at the 2017 Annual Meeting. The Company thanks Dr. McFarland for his service and dedication to the Company during his tenure.
The Board of Directors recommends that the stockholders vote “FOR” the election of these nominees. Unless directed otherwise, the persons named in the enclosed proxy intend to vote the shares of common stock represented by the proxies in favor of the election of these nominees. All of the Board’s nominees have indicated that they are able and willing to serve as directors. If for any reason one or more of these nominees are unable to serve, the persons named in the enclosed proxy will vote instead for another person or persons that the Board of Directors may recommend, or the number of directors may be reduced.
Please note that brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote. We encourage you to provide instructions to your broker regarding the voting of your shares.
The following table sets forth certain information as of March 29, 2017, with respect to the Board’s nominees:

Name of Nominee	Age	Director Since
David C. Anderson	75	2006
Anthony J. Best	67	2014
G. Stephen Finley	66	2007
Paul L. Howes	61	2006
Roderick A. Larson	50	2014
Gary L. Warren	67	2005

Business Experience and Qualifications of Director Nominees
Our Board members represent a desirable mix of diverse backgrounds, skills and experiences and we believe they all share the personal attributes of effective directors. They each hold themselves to the highest standards of integrity and are committed to the long-term best interests of our stockholders.
Biographical information for each of the Director nominees, including the key qualifications, experience, attributes and skills that led our Board to the conclusion that each of the Director nominees should serve as a director, is set forth below.

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David C. Anderson
Director since September 2006
Mr. Anderson currently serves as our Chairman of the Board. Previously he served as Chairman of our Compensation Committee as well as our Nominating and Corporate Governance Committee and had served as a member of the Audit Committee. Mr. Anderson also currently serves on the Board of Directors of Lucas Group, a privately-held executive search firm. Since 2003, Mr. Anderson has been the Chief Executive Officer of Anderson Partners, a firm he formed which provides senior-level executive search and related management consulting services to corporations and private equity, venture capital and professional services firms. Prior to this, from 1992 to 2003, he served in various management positions for Heidrick & Struggles, Inc., also an executive search firm, including President and Chief Executive Officer of executive search, and President and Chief Operating Officer for the company as a whole. At Heidrick & Struggles, he participated in the development of the strategy to merge the domestic operations with the international business unit leading to a successful initial public offering in 1999. Mr. Anderson also served as a member of the Board of Directors of Heidrick & Struggles from 1996 through 1999, continuing as a director after the public offering through 2002.

Qualifications:
As the former President and CEO, Executive Search for the international executive search firm Heidrick & Struggles and later as President and COO of the worldwide firm, Mr. Anderson has extensive experience with public company management as well as business strategy. Further, he gained valuable insight into executive compensation, recruitment, development and succession planning. Since joining the Board, Mr. Anderson served as Chairman of a Special Litigation Committee of our Board, providing him with experience in conducting internal investigations and risk assessment.

Anthony J. Best
Director since March 2014
Mr. Best currently serves as Chairman of the Compensation Committee and as a member on our Audit and Nominating and Corporate Governance Committees. Mr. Best retired as Chief Executive Officer of SM Energy in January 2015 and did not stand for re-election to its Board in May 2015. He originally joined SM Energy Company in Denver in June 2006 as its President and Chief Operating Officer. He was named as Chief Executive Officer in February 2007 and was appointed to the Board of the company at the same time and continued to serve on the Board until May 2015. Between February 2003 and September 2005, Mr. Best served as President and Chief Executive Officer of Pure Resources, Inc., a Unocal development and exploration company in Midland, Texas. From April 2000 until February 2003, Mr. Best served as an independent consultant offering leadership and oil and gas consultation to energy companies and volunteer organizations. From October 1979 until April 2000, Mr. Best served in varying roles of increasing responsibility at Atlantic Richfield Company, with his last position being President, ARCO Latin America. Mr. Best serves as a part-time senior advisor to Quantum Energy Partners, a private equity firm. In January 2016, he also joined the Board of Directors of ExL Petroleum, LP, a private equity Quantum Energy Partners portfolio company.

Qualifications:
Mr. Best’s experience in upstream oil and gas exploration and production, in a variety of basins and geographies, provides our Board with further understanding of the needs of our customers. His senior management and executive level experience, along with his service on the board of SM Energy, brings experience in finance, executive compensation matters and corporate governance for public companies, as well as perspective on management and operational matters.

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G. Stephen Finley
Director since June 2007
Mr. Finley currently serves as Chairman of the Audit Committee and as a member of the Compensation and Nominating and Corporate Governance Committees. Mr. Finley served as the Senior Vice President, Finance & Administration and Chief Financial Officer of Baker Hughes Incorporated from April 1999 until his retirement from that company in April 2006. Prior to that, from February 1982 to April 1999, Mr. Finley held various financial and administrative management positions with Baker Hughes. Since November 2006, Mr. Finley has served as a member of the board of directors, a member of the Audit Committee and Conflicts Committee and serves as Chairman of the Compensation Committee of Archrock GP, LLC (previously known as Exterran GP, LLC), which is the general partner of Archrock Partners, L.P. (previously known as Exterran Partners, L.P.), a publicly traded limited partnership which provides natural gas compression services and products. From December 2006 until November 2011, Mr. Finley served on the board of directors of a privately held company, Total Safety U.S., Inc., a global provider of integrated safety strategies and solutions for hazardous environments. From April 2012 to December 2014, Mr. Finley served on the board of Microseismic, Inc., a privately held oilfield services company that provides monitoring and mapping of hydraulic fracture operations in unconventional oil and gas plays. From March 2015 until February 2017, Mr. Finley was a member of the board of directors and a member of the audit committee of CPP GP LLC, the general partner of Columbia Pipeline Partners LP, a publicly traded natural gas transmission and storage company.

Qualifications:
Mr. Finley brings a deep understanding of both the oil and gas industry and the energy services business. Through his senior executive positions at Baker Hughes and with a major public accounting firm, Mr. Finley has extensive knowledge in the areas of accounting, auditing, and compliance, including domestic and international businesses. Moreover, his knowledge of the energy services business provides the Board of Directors with a valuable resource in its assessment of our performance, opportunities, risks and strategy.

Paul L. Howes
Director since March 2006
Mr. Howes joined our Board of Directors and was appointed as our Chief Executive Officer in March 2006. In June 2006, Mr. Howes was also appointed as our President. Mr. Howes’ career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. Following the sale of his former company in October 2005 until he joined our Board of Directors in March 2006, Mr. Howes was working privately as an inventor and engaging in consulting and private investing activities. From December 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America.

Qualifications:
Mr. Howes’ background includes a strong understanding of industrial and chemical manufacturing processes and practices, much of which is directly applicable to our products and services. Based on his experience in both larger and smaller companies, he offers leadership and insight into best management practices, employee development, compensation, marketing and operations. He also has previous experience with leading an executive team, in both domestic and international markets. Mr. Howes also serves in leadership positions with industry trade associations, serving on the boards of the American Petroleum Institute and the National Ocean Industries Association.

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Roderick A. Larson
Director since March 2014
Mr. Larson currently serves as Chairman of the Nominating and Corporate Governance Committee and is also a member on our Audit and Compensation Committees. Beginning in May 2012, Mr. Larson served as Chief Operating Officer of Oceaneering International, Inc. and effective February 2015, was named President of that company. From August 1998 until May 2012, Mr. Larson held varying positions of increasing responsibility at Baker Hughes, Inc., most recently as President, Latin America. While at Baker Hughes, Inc., Mr. Larson served as Vice President, Operations for the Gulf of Mexico and Deepwater Business Development Manager. From 1990 until 1998, he served as operations manager and field engineer for Western Atlas, Inc. (which was acquired by Baker Hughes) in the United States and Venezuela.

Qualifications:
Mr. Larson brings over 25 years of experience in global oilfield services which, in the past, included management responsibility for a drilling fluids business. Based upon his more recent experience and in his current position as President of Oceaneering International, he provides valuable insight into our efforts to further penetrate the deepwater market, which is an important element of our global strategy. In addition, based on his experience at all levels of various organizations, Mr. Larson offers leadership and understanding of the operations and management of a large, global business.

Gary L. Warren
Director since December 2005
Mr. Warren is currently a member of the Audit, Compensation and Nominating and Corporate Governance Committees. From October 1999 until his retirement in September 2005, Mr. Warren served as President of the Drilling and Well Services Division and Senior Vice President of Weatherford International Ltd., a provider of mechanical solutions, technology and services for the drilling and production sectors of the oil and gas industry. From May 2009 until June 2011, Mr. Warren served as a director of Trican Well Service Ltd, a Calgary-based, publicly-traded company that provides pressure pumping and related oil field services in Canada, the United States, Russia and many other international locations. Mr. Warren was a member of Trican’s Compensation Committee and Nominating and Corporate Governance Committee.

Qualifications:
Mr. Warren’s experience as a senior executive for Weatherford International gave him an extensive background in the oil and gas services business. This experience provides insight into our customers, competitors and suppliers. With over 20 years of experience as an executive in the industry in which we compete (and much of it on a global basis), he provides guidance and direction regarding our expansion in international markets. Mr. Warren also brings his knowledge in the areas of business and operations management.

No family relationships exist among any of our directors or executive officers.

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PROPOSAL NO. 2 - ADVISORY VOTE
ON EXECUTIVE COMPENSATION
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) allows our stockholders to vote to approve, on an advisory or non-binding basis, the compensation of our NEOs as disclosed in this proxy statement in accordance with SEC rules. Based on the stockholder advisory vote on the frequency of conducting an advisory vote on the compensation of our NEOs that took place at our 2011 Annual Meeting, the Board determined to hold the advisory vote on the compensation of our NEOs annually until the next stockholder vote on the frequency of such advisory vote. At this 2017 Annual Meeting, our stockholders are being requested to vote, on an advisory basis, on the frequency of future advisory votes on the compensation of our NEOs.
As discussed in the Compensation Discussion and Analysis, our compensation philosophy and objectives are designed to attract, motivate and retain key executives needed to implement our business strategy. We believe that aligning the Company’s short-term and long-term performance with executive compensation is crucial to the Company’s long-term success. We encourage you to read the Compensation Discussion and Analysis, along with the compensation tables and related narrative discussion contained in this proxy statement. The Compensation Discussion and Analysis discusses our executive compensation philosophy and programs and explains the compensation decisions relating to the NEOs.
In particular, stockholders should note the following:

•	Our compensation program places a significant portion of each NEO’s compensation at risk through the use of performance-based pay;

•	Stock ownership guidelines for our NEOs link the interests of management and our stockholders; and

•
We have further aligned the interests of our stockholders and NEOs by providing a significant portion of their compensation in the form of equity awards, thereby ensuring that a portion of our executive compensation is directly determined by appreciation in our stock price and earnings per share growth.

The Compensation Committee and the Board of Directors believe that the policies and programs are effective in implementing our compensation philosophy and are commensurate with the performance and strategic position of the Company. This advisory vote is not intended to address any specific element of compensation but rather relates to the overall compensation of our NEOs, as described in this proxy statement. Although this vote is advisory and therefore the outcome of this vote is non-binding on the Company or the Board of Directors, the Compensation Committee of the Board of Directors will consider your decision when setting future compensation for our NEOs.
This advisory stockholder vote, commonly known as “say-on-pay,” gives our stockholders the opportunity to approve or not approve our compensation policies and programs for our NEOs through the following resolution:
“RESOLVED, that the stockholders of Newpark Resources, Inc. APPROVE, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussions.”
The Board of Directors unanimously recommends a vote “FOR” approving the executive officer compensation, as disclosed in this proxy statement.

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PROPOSAL NO. 3 - ADVISORY VOTE ON FREQUENCY OF VOTE ON EXECUTIVE COMPENSATION
The Dodd-Frank Act also enables our stockholders to vote, on an advisory basis, on how frequently we conduct future advisory votes on executive compensation. Stockholders may indicate their preference for an advisory, non-binding, vote on executive compensation to occur every one-year, two-years or three-years or stockholders may abstain from voting.
An annual advisory vote on our executive compensation will allow our stockholders as well as our Compensation Committee to meaningfully evaluate, adjust and approve the compensation strategies as related to our performance. Because this vote is advisory, it will not be binding on the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.
The Board of Directors believes that an annual advisory vote on executive compensation is appropriate. Therefore, the Board of Directors unanimously recommends a vote for the approval of conducting future advisory votes on executive compensation every year.

PROPOSAL NO. 4 - APPROVAL OF AN AMENDMENT TO THE 2015 EMPLOYEE EQUITY INCENTIVE PLAN

Introduction
We are asking our stockholders to approve an amendment to the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan, as previously amended (as amended, the “2015 Plan”) to increase the number of shares that may be issued thereunder from 7,800,000 to 9,800,000 shares.
Long-term incentives have been critical to our compensation philosophy. The Board of Directors believes that the 2015 Plan and the equity awards available under the plan are important elements of our compensation philosophy (pay-for-performance) which includes (i) tying our executives' and employees' pay opportunities to variable compensation in that long-term value depends upon our stock price and (ii) stockholder alignment by closely aligning our executives’ and employees’ compensation opportunities with the interests of our stockholders.
The recent decline in our industry has provided significant challenges with employee retention. In order to maintain a strong balance sheet and protect stockholder value, we implemented a variety of cost reduction measures, including widespread salary reductions. With these measures in place, long-term incentives provided by our 2015 Plan has allowed us to retain key employees.
The 2015 Plan enables the Compensation Committee to grant to key employees of the Company, including executive officers and other corporate and divisional executives, a variety of forms of equity-based compensation, including grants of options to purchase shares of common stock, shares of restricted common stock, restricted stock units, stock appreciation rights, other stock-based awards, and performance-based awards.
The 2015 Plan was initially adopted by the Board of Directors on April 6, 2015, approved by our stockholders at the 2015 Annual Meeting, and subsequently amended in 2016. The maximum number of shares of common stock currently authorized for issuance under the 2015 Plan is set at 7,800,000 shares. Approval of the proposed amendment to the 2015 Plan is needed to replenish the pool of shares available for the grant of stock-based compensation. As of December 31, 2016, approximately 650,951 shares of common stock remained available for grants under the 2015 Plan.
On April 3, 2017 our Board of Directors authorized, subject to stockholder approval, an amendment to the 2015 Plan to increase the number of shares available for issuance under the 2015 Plan by 2,000,000 shares. If approved by the stockholders, the request to increase the number of shares for future issuance under the 2015 Plan will contribute to an additional potential dilution of approximately 2.2%. This additional potential dilution was calculated by dividing the requested increase to the share reserve of 2,000,000 by: (i) the total number of shares available for issuance under the 2015 Plan prior to its amendment, (ii) all unvested shares and unexercised stock options

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previously awarded and outstanding under the 2015 Plan and any prior plan, and (iii) the total number of shares of outstanding common stock of the Company as of March 29, 2017.1
In considering this proposal, the stockholders should also be aware that the average number of shares granted under all long-term incentive plans over the last 3 fiscal years, divided by the number of shares outstanding, is approximately 2.7% (excluding forfeitures). Given market volatility and challenging industry conditions, it is difficult to estimate how many years of grants will be provided by the shares remaining after plan approval. We believe that the requested allocation is critical over the next twelve months to ensuring our ability to attract and retain key talent and to provide competitive reward opportunities that are aligned with our stockholders’ interests.

Summary of Sound Governance Features of the 2015 Plan
The Board of Directors and Compensation Committee believe the 2015 Plan contains several features that are consistent with the interests of our stockholders and sound corporate governance practices, including the following:
No "evergreen" provision. The number of shares of our common stock available for issuance under the 2015 Plan is fixed and will not adjust based upon the number of shares outstanding.
Fungible share counting. The 2015 Plan includes fungible share counting with the effect that stock options and stock appreciation rights will reduce the number of available shares on a 1 to 1 basis, while full value awards will reduce the number of available shares on a 1.78 to 1 basis.
Discounted stock options and stock appreciation rights are prohibited. The 2015 Plan prohibits granting stock options with exercise prices and SARs with grant prices lower than the fair market value of a share of our common stock on the grant date, except in connection with the issuance or assumption of awards in connection with certain mergers, consolidations, acquisitions of property or stock or reorganizations.
No repricing or exchange without stockholder approval. The 2015 Plan prohibits the repricing of outstanding stock options or stock appreciation rights, or the cancellation of outstanding stock options or stock appreciation rights for cash or awards with an exercise price less than the canceled award.
Minimum Vesting for Awards to Employees. The 2015 Plan provides that awards are generally subject to a minimum one-year vesting requirement.
If approved by our stockholders, the 2015 Plan will be amended as set forth in Amendment No. 2 to the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan (the “Amendment”), a copy of which is attached hereto as Appendix A.

Summary of the 2015 Plan
The following description of the 2015 Plan is only a summary of certain provisions thereof and is qualified in its entirety by reference to the full text of the 2015 Plan, a copy of which is attached as Appendix B to this Proxy Statement, and the Amendment as set forth in Appendix A hereto, and should be read in conjunction with the following summary. In the event the proposed Amendment is not approved, the 2015 Plan as it currently exists will remain in effect.
Purpose. The purpose of the 2015 Plan is to assist the Company in attracting, retaining and motivating designated employees of the Company and its subsidiaries, and to increase their interest in the success of the Company in order to promote the creation of long-term value for our stockholders by closely aligning the interests of such employees with those of our stockholders.
Administration.  The 2015 Plan is administered by the Compensation Committee, all of whose members are “non-employee directors” as that term is defined in Rule 16b-3 promulgated under the Exchange Act, “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code and “independent directors” under the
1 The share amounts set forth above represents the actual number of shares and do not reflect the fungible share counting methodology referenced above and in the “Shares Available for Awards” section. Additionally, unvested shares and unexercised stock options were counted assuming such shares will become vested and such stock options will become exercised.

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corporate governance rules of the NYSE. The members of the Compensation Committee, as of the date of this Proxy Statement are Anthony J. Best (Chairman), G. Stephen Finley, Roderick A. Larson, James W. McFarland, PhD and Gary L. Warren. Members of the Compensation Committee are not eligible to receive awards under the 2015 Plan.  The Compensation Committee has complete authority, subject to the express provisions of the 2015 Plan, to, among other things, (i) approve granting awards to our employees and the employees of our subsidiaries, (ii) determine the number of shares subject to awards to be granted to employees, (iii) set the terms and conditions of the awards, (iv) grant waivers of conditions and remove or adjust any restrictions and conditions upon the awards or otherwise amend or terminate an outstanding award, subject, in certain circumstances, to the award holder’s consent, (v) interpret and administer the 2015 Plan, (vi) adopt, amend, modify or rescind rules, regulations, procedures and forms related to the 2015 Plan, (vii) interpret, administer, correct any defect, supply any omission or reconcile any inconsistency in the 2015 Plan or any award agreement or related instrument or agreement thereunder, (viii) determine whether an award has been earned, (ix) authorize any person to execute, on behalf of the company, any agreement or document required to carry out the purposes of the plan, and (x) make all other determinations, deemed necessary or desirable for the administration of the 2015 Plan.
Any of the powers and responsibilities of the Compensation Committee may be delegated to a subcommittee. These powers and responsibilities also may be delegated, subject to the provisions of the 2015 Plan and to the extent permitted by applicable law, to a committee consisting of one or more members of the Board of Directors or one or more officers of the Company, subject to terms that the Compensation Committee shall determine in any delegating resolutions.
The Compensation Committee will maintain ultimate responsibility for, and control of the operation of the 2015 Plan. At least annually, the Compensation Committee, in conjunction with the Audit Committee, will conduct or cause the conduct of an audit of the operation of the 2015 Plan to verify that it has been operated and awards have been documented and maintained by our officers in accordance with the directions of the Compensation Committee.
Eligibility.  Only our employees and the employees of our subsidiaries are eligible to participate in the 2015 Plan. Non-employee directors and consultants are not eligible to receive awards under the 2015 Plan. In selecting participants in the 2015 Plan, consideration is given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the company and supervisor recommendations, for both existing and future employees as applicable. Awards may be granted to the same employee on more than one occasion. Each award will be evidenced by an agreement in a form (which may be written or electronic) approved by the Compensation Committee.
Shares Available for Awards.  Subject to certain adjustments set forth in the 2015 Plan, the maximum number of shares of common stock that may be issued or awarded under the 2015 Plan will be 9,800,000 if the Amendment proposed herein is approved by the stockholders. As of March 29, 2017, grants totaling 4,350,046 shares were outstanding under the 2015 Plan.
For purposes of implementing the limitation on the maximum number of shares of common stock that may be covered by awards granted under the 2015 Plan, an award of an option or a stock appreciation right in respect of one share of common stock is deemed to be an award of one share of common stock on the date of grant.  Any other award granted under the 2015 Plan that is settled by the issuance of common stock is considered a “full value award” under the provisions of the 2015 Plan and is counted against the number of shares available for awards under the plan as follows:

•
An award of one share of restricted stock, a restricted stock unit or other stock-based award is deemed to be an award of the 1.78 shares of common stock for every one share granted on the date of the grant.

•
With respect to a performance award that is to be settled in shares of common stock, the value of the maximum benefits that may be paid under the performance awards is divided by the fair market value per share of common stock as of the date of grant of the performance award, and each share resulting from such computation is deemed to be an award of 1.78 shares of common stock on the date of grant.

To the extent shares cease to be issuable under an award made under the 2015 Plan other than because of the exercise of the award or the vesting of a restricted stock award or similar award, such shares become available under the 2015 Plan for the grant of additional awards in the same amount as they were counted against the limit on the date of grant.  Shares that are issued or delivered upon the exercise or settlement of an award or that cease to be restricted stock upon the vesting of an award of restricted stock, shall no longer be subject to any further grant

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under the 2015 Plan. As provided in the 2015 Plan, the following shares shall be considered to have been issued under the 2015 Plan and may not again be made available for issuance as awards under the 2015 Plan: (a) shares not issued or delivered as a result of the net settlement of an outstanding stock option or stock appreciation right; (b) shares withheld in satisfaction of the grant or exercise price or tax withholding requirements, from shares that would otherwise have been delivered pursuant to a stock option or stock appreciation right; or (c) shares repurchased on the open market with the proceeds of the stock option exercise price. All shares subject to a stock appreciation right, to the extent exercised, are considered issued regardless of the actual number of shares issued to the participant. In addition, shares subject to awards issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of business combination of the company or any of our subsidiaries do not reduce the number of shares available for issuance under the 2015 Plan. Shares issued under the 2015 Plan may be either authorized and unissued shares or treasury shares.
Amendment and Termination.  Except with respect to awards then outstanding, if not sooner terminated, the 2015 Plan will terminate on, and no further awards may be made, after April 6, 2025. The Board of Directors may at any time suspend, amend or terminate the 2015 Plan. Stockholder approval is required, however, to increase the number of shares of common stock which may be issued (except for adjustments under anti-dilution clauses) or to effectuate a change for which stockholder approval is required: (i) for the 2015 Plan to continue to qualify under Section 422 of the Internal Revenue Code; (ii) under the corporate governance standards of any national securities exchange or automated quotation system applicable to the Company; or (iii) for awards to be eligible for the performance-based compensation exception under Section 162(m) of the Internal Revenue Code. The 2015 Plan authorizes the Compensation Committee to include in awards provisions which permit the acceleration of vesting under certain circumstances.
Repricing.  Except in connection with a corporate transaction (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding stock options or stock appreciation rights or cancel outstanding stock options or stock appreciation rights in exchange for cash, other awards or stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original stock options or stock appreciation rights without stockholder approval.
Delivery and Execution of Electronic Documents. To the extent permitted by applicable law, the Company may: (a) deliver by email or other electronic means (including posting on a Web site maintained by the Company or by a third party under contract with the Company) all documents relating to the 2015 Plan or any award thereunder (including prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including annual reports and proxy statements), and (b) permit participants to electronically execute applicable plan documents (including award agreements and any required notices under the 2015 Plan) in a manner prescribed by the Committee.

Types and Maximum Number of Awards
Awards under the 2015 Plan may be in the form of stock options (which may be incentive stock options or non-qualified stock options), restricted stock, restricted stock units, stock appreciation rights, and other stock-based awards. The 2015 Plan imposes individual limitations on the number of shares that may be covered by awards in order to comply with Section 162(m) of the Internal Revenue Code. The maximum number of shares that may be granted in the form of stock options and stock appreciation rights under the 2015 Plan to any one participant in any calendar year is 1,000,000 shares. In addition, the terms of awards (other than options and stock appreciation rights) that are intended to qualify for the performance-based compensation exception under Section 162(m) of the Internal Revenue Code shall be such that the maximum amount of compensation that may be recognized under such awards by any participant in any calendar year, ignoring for this purpose any acceleration resulting from the participant’s death or disability or from a change in control, may not exceed 1,000,000 shares, if such awards are settled in shares, or the fair market value of that same number of shares if such awards are settled in cash.
Stock Options.  Stock options granted under the 2015 Plan may be either incentive stock options or non-qualified stock options. The exercise price of each stock option must be at least equal to the fair market value of the common stock on the date the stock option is granted. The determination of fair market value of the common stock is based on the closing price for our common stock on the principal exchange or over-the-counter market on which such shares are trading. The stock option term is for a period of 10 years from the date of grant or such shorter period as is determined by the Compensation Committee. Each stock option may provide that it is exercisable in full or in

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periodic installments or upon the satisfaction of such performance criteria as the Compensation Committee may determine, and each stock option is exercisable from the date of grant or any later date specified in the option, all as determined by the Compensation Committee. The Compensation Committee’s authority to take certain actions under the 2015 Plan includes authority to accelerate vesting schedules and to otherwise waive or adjust restrictions applicable to the exercise of stock options.
Each stock option may be exercised in whole or in part (but not as to fractional shares) by delivering a notice of exercise to us, together with payment of the exercise price. The exercise price may be paid in cash, by cashier’s or certified check or, if the Compensation Committee permits, by surrender of shares of common stock owned by the holder of the option, by cashless exercise, or by a combination thereof.
Except as otherwise disclosed below or determined by the Compensation Committee either at the time of grant or thereafter, an optionee may not exercise a stock option unless from the grant date to the exercise date the optionee remains continuously in our employ. If the optionee’s employment terminates by reason of death or disability, the stock options then currently exercisable remain exercisable for 12 months after termination of employment, subject to earlier expiration at the end of their fixed term. If the optionee’s employment terminates by reason other than death or disability, or a termination for cause, the stock options then currently exercisable remain exercisable for 90 days after termination of employment (except that the 90-day period is extended to 12 months if the optionee dies during this 90-day period), subject to earlier expiration at the end of their fixed term. If the optionee’s employment is terminated for cause, the stock options held by the optionee, whether vested or not, will terminate concurrently with the first discovery by us of any reason for the optionee’s termination for cause and will not be exercisable thereafter.
An employee may receive incentive stock options covering shares of common stock of any value, provided that the value of all such option shares subject to one or more incentive stock options which are first exercisable in any one calendar year may not exceed the maximum amount permitted under Section 422 of the Internal Revenue Code (currently $100,000). In addition, in the case of incentive stock options granted to employees owning more than ten percent (10%) of the total combined voting power of the company and its affiliates, the exercise price at which such option shares may be purchased upon the exercise of such incentive stock options shall be equal to one hundred ten percent (110%) of the fair market value per share of common stock at the time of grant, and such incentive stock option may not be exercised later than five years after the date of grant.
Restricted Stock.  The Compensation Committee may grant to any participant common stock, which we refer to as restricted stock, subject to forfeiture and vesting restrictions, restrictions on transferability and other restrictions that will apply to the award of restricted stock. Each participant who is awarded restricted stock will be required to enter into an agreement with us, in a form specified by the Compensation Committee, agreeing to the terms, conditions and restrictions of the grant and other matters consistent with the 2015 Plan as the Compensation Committee determines appropriate. Generally, the restrictions on restricted stock will lapse over a period of time, which we refer to as the restriction period, as specified by the Compensation Committee and set forth in the award agreement. The Compensation Committee’s authority to take certain actions under the 2015 Plan includes authority to accelerate vesting and to otherwise waive or adjust restrictions applicable to awards of restricted stock.
The Compensation Committee will determine the manner in which the restricted stock granted under the 2015 Plan will be evidenced. If certificates representing restricted stock are registered in the name of the participant, the Compensation Committee may require that those certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to the restricted stock, that we retain physical possession of the certificates, and that the participant deliver a stock power to us, endorsed in blank, relating to the restricted stock. Any uncertificated shares of restricted stock will be held at the Company’s transfer agent in book entry form or held for the benefit of the participant by a broker engaged by the Company to provide such services for the 2015 Plan.
Unless otherwise set forth in the award agreement, a participant holding restricted stock shall be entitled to receive (i) any regular cash distributions declared and paid with respect to shares subject to an award of restricted stock, and (ii) any shares distributed in connection with a stock split or stock dividend, and any other cash and property (including our securities and securities of other issuers) distributed as a dividend, with respect to shares subject to a restricted stock award. In the case of restricted stock, the vesting of which is conditioned only upon the continuous employment of, or provision of services by, the participant for a specified future period, such dividends and distributions shall be paid to the participant at the same time they are paid to our stockholders unless otherwise provided in the award agreement; provided that, if any such dividends or distributions are paid in shares or other securities, such shares or other securities shall be subject to the same restrictions and forfeiture conditions to the same extent as the restricted stock with respect to which such shares or other securities have been distributed. In the case of restricted stock, the vesting of which is conditioned on the achievement of performance criteria, such

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dividends and distributions shall be withheld by us and shall vest and be paid only if and to the extent, and at the time, the underlying shares of restricted stock shall vest.  To the extent dividends or distributions are withheld with respect to shares of restricted stock that are forfeited, the dividends and distributions shall also be forfeited.
The Compensation Committee generally may provide any other terms, conditions and restrictions with regard to the restricted stock that it deems appropriate and that are not inconsistent with the terms of the 2015 Plan.
Restricted Stock Units.  The Compensation Committee may make awards of restricted stock units in amounts, at times and to such designated employees as the Compensation Committee may determine. A participant granted restricted stock units shall not have any of the rights of a stockholder with respect to the shares subject to the award of restricted stock units, including any right to vote or to receive other distributions on the shares, until the shares subject to the award are issued in the participant’s name in accordance with the terms of the applicable award agreement.
At the time of grant of each award of restricted stock units, the Compensation Committee will determine the restriction period that will apply to the award and will specify the maturity date applicable to each grant of restricted stock units. During the restriction period, restricted stock units will be subject to restrictions on transferability, risk of forfeiture and other restrictions as the Compensation Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance criteria or future service requirements or both), in installments or otherwise as the Compensation Committee may determine in its discretion. If the terms and conditions specified in the award agreement have not been satisfied by the end of the restriction period, the restricted stock units subject to the restriction period will become null and void, and the participant will forfeit all rights with respect to the award.
Subject to the terms of the 2015 Plan and award agreement, on the maturity date, we will deliver to the participant one share of common stock for each restricted stock unit scheduled to be issued on that date and not previously forfeited.
If the award agreement so provides, a participant holding restricted stock units shall be entitled to receive, but only if, to the extent, and at the time that the restricted stock units vest and are settled, (i) any regular cash distributions declared and paid with respect to shares subject to a restricted stock unit, and (ii) any shares distributed in connection with a stock split or stock dividend, and any other cash and property (including our securities and securities of other issuers) distributed as a dividend, with respect to shares subject to an award of restricted stock. In the case of restricted stock units, the vesting of which is conditioned on the achievement of performance criteria, any such dividends or distributions shall be withheld and shall vest and be paid, without interest, only if and to the extent, and at the time, the restricted stock units shall vest. Dividends or distributions relating to any forfeited restricted stock units shall also be forfeited.
The Compensation Committee generally may provide any other terms, conditions and restrictions with regard to the restricted stock units that it deems appropriate and that are not inconsistent with the terms of the 2015 Plan.
Stock Appreciation Rights.  The Compensation Committee may make awards of stock appreciation rights in amounts, at times and to such designated employees as the Compensation Committee may determine. A stock appreciation right confers on the participant the right to receive in shares of common stock, cash or a combination thereof the value equal to the excess of the fair market value of one share of common stock on the date of exercise over the exercise price for the stock appreciation right, with respect to every share for which the stock appreciation right is granted. We refer to this value as the SAR settlement value. At the time of grant, the stock appreciation right must be designated by the Compensation Committee as either a tandem stock appreciation right or a stand-alone stock appreciation right. If not so designated, it will be deemed to be a stand-alone stock appreciation right. A tandem stock appreciation right is a stock appreciation right that is granted in tandem with a stock option and only may be granted at the same time as the stock option to which it relates. The exercise of a tandem stock appreciation right will cancel the related stock option for a like number of shares, and the exercise of the related stock option similarly will cancel the tandem stock appreciation right for a like number of shares. Except as specifically set forth in the 2015 Plan or in the applicable award agreement, tandem stock appreciation rights will be subject to the same terms and conditions as apply to the related stock option. Except as specifically set forth in the 2015 Plan or in the applicable award agreement, stand-alone stock appreciation rights will be subject to the same terms and conditions generally applicable to non-qualified stock options as set forth in the 2015 Plan.
The exercise price of each stock appreciation right will be determined by the Compensation Committee, but will not be less than the fair market value of the common stock on the date of grant. The term of each stock appreciation

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right is for a period of 10 years from the date of grant or such shorter period as is determined by the Compensation Committee. The Compensation Committee also determines the circumstances under which a stock appreciation right may be exercised, the method of exercise and settlement, and the form of consideration payable in settlement. Each stock appreciation right may be exercised in whole or in part (but not as to fractional shares) by delivering an executed notice of exercise (which maybe in electronic format) to us. The Compensation Committee may provide for stock appreciation rights to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the satisfaction of performance criteria), as to such number of shares or percentage of the shares subject to the stock appreciation right as the Compensation Committee determines. Upon exercise, the participant will be entitled to receive the SAR settlement value for each share as to which the stock appreciation right has been exercised. We will pay the SAR settlement value in shares, in cash or a combination thereof, as determined by the Compensation Committee and the terms of the award.
The Compensation Committee generally may provide any other terms, conditions and restrictions with regard to the stock appreciation rights that it deems appropriate and that are not inconsistent with the terms of the 2015 Plan.
Other Stock-Based Awards.  The Compensation Committee may grant to eligible employees equity-based or equity-related awards not otherwise described in the 2015 Plan, alone or in tandem with other awards, in such amounts and subject to such terms and conditions as the Compensation Committee shall determine. These other stock-based awards may (i) involve the transfer of restricted or unrestricted shares of common stock to participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of shares of common stock, (ii) be subject to performance-based or service-based vesting requirements, (iii) be granted as, or in payment of, a bonus, or to provide incentives or recognize special achievements or contributions, (iv) be designed to comply with applicable laws of jurisdictions other than the United States, and (v) be designed to qualify for the performance-based compensation exception under Section 162(m) of the Internal Revenue Code; provided, that each such stock-based award must be denominated in, or have a value determined by reference to, a number of shares of common stock that is specified in the award agreement. In the case of other stock-based awards, the vesting of which is conditioned on the achievement of performance criteria, if the award agreement provides participants with dividend rights, any dividends or distributions shall be withheld and shall vest and be paid, without interest, only if and to the extent, and at the time, the other stock-based awards shall vest. Dividends or distributions relating to any forfeited other stock-based awards shall also be forfeited.
Performance-Based Awards.  The Compensation Committee may make an award pursuant to the 2015 Plan conditioned upon the attainment of performance goals relating to one or more business criteria. At the beginning of the award period, the Compensation Committee will set forth the performance criteria based upon our business and financial objectives during the award period and a schedule describing the relationship between the achievement of such performance goals and the awards granted to participants.
For purposes of awards that are intended to qualify for the performance-based compensation exception under Section 162(m) of the Internal Revenue Code, the performance criteria will (i) be objective business criteria and otherwise meet the requirements of Section 162(m), including the requirement that the level or levels of performance targeted by the Compensation Committee result in the achievement of performance goals being “substantially uncertain” as of the date of the grant, and (ii) relate to one or more of the following performance measures:

•	revenues or net sales;

•	earnings before or after deduction for all or any portion of interest, taxes, depreciation, amortization or other items, whether or not on a continuing operations or an aggregate or per share basis;

•	return on equity, investment, capital or assets;

•	margins;

•	one or more operating ratios;

•	borrowing levels, leverage ratios or credit ratings;

•	market share;

•	capital expenditures;

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•	cash flow;

•	stock price, growth in stockholder value relative to one or more stock indices or total stockholder return;

•	budget and expense management;

•	working capital turnover and targets;

•	sales of particular products or services, market penetration, geographic expansion or new concept development;

•	customer acquisition, expansion and retention;

•	acquisitions and divestitures (in whole or in part), joint ventures, strategic alliances, spin-offs, split-ups and the like;

•	reorganizations, recapitalizations, restructurings and financings (debt or equity);

•	transactions that would constitute a “change in control”; or

•	any combination of the foregoing.
Performance criteria measures, and targets with respect thereto, determined by the Compensation Committee need not be based upon an increase, a positive or improved result or avoidance of loss. Any performance criteria may be used to measure the performance of the Company as a whole or with respect to any business unit, subsidiary or business segment of the company, either individually, alternatively or in any combination, and may be measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous period results or to a designated comparison group, in each case as specified by the Compensation Committee in the award. During the award period, the Compensation Committee may adjust the performance goals as it deems appropriate to compensate for, or reflect, certain situations which are set forth in the 2015 Plan.
Adjustments Upon Certain Events.  In the event the Compensation Committee determines that any stock dividend, stock split, combination of shares, extraordinary dividend of cash or assets, merger, consolidation, spin-off, recapitalization (other than the conversion of convertible securities according to their terms), reorganization, liquidation, dissolution or other similar corporate change, or any other increase, decrease or change in our common stock without receipt or payment of consideration, affects the common stock, then the Compensation Committee will adjust, as it deems to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits made available under the 2015 Plan, any or all of (i) the number and kind of shares of common stock, or other securities, with respect to which an award may be granted under the 2015 Plan; (ii) the number and kind of shares of common stock subject to outstanding awards; (iii) the grant, exercise or other purchase price per share under any outstanding awards; and (iv) the terms and conditions of any outstanding awards. No such adjustments may change the value of the benefits available under a previously granted award (i) if the effect would be to increase the value of the benefits available under such award, without the approval of the stockholders if such is required by the 2015 Plan or applicable laws, or (ii) if the effect would be to materially and adversely affect the value of the benefits available under such awards, without the participant’s consent to that adjustment.
If a change in control occurs, unless otherwise provided in the award agreement or other employment, severance or change in control agreement approved by the Compensation Committee to which the participant is a party, in which case such agreement shall control, the outstanding awards under the 2015 Plan must be assumed or replaced by the successor entity in connection with the change in control. If the outstanding awards are assumed or replaced, then the vesting schedule will remain the same, subject to full acceleration if the employee’s employment after the change in control is terminated by the successor entity without “cause” or by the employee for “good reason” within 24 months from consummation of the change in control. However, if the outstanding awards under the Plan are not assumed or replaced by the successor entity in the change in control, then the Compensation Committee has the discretion to either partially or wholly accelerate the vesting of the awards or cancel the awards in exchange for a cash payment to the employee equal to the then fair market value of the award, less any purchase or exercise price, except that for performance-based awards the Compensation Committee only has discretion to accelerate vesting to the extent the performance criteria are actually achieved, and if achievement is not determinable, then at target.
A change in control in the 2015 Plan is defined to include any of the following:

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•
any election of directors takes place and a majority of the directors in office following such election are individuals who were not nominated by a vote of two-thirds of the members of the Board of Directors or its nominating committee immediately preceding such election;

•
the Company effectuates a complete liquidation or a sale or disposition of all or substantially all of its assets unless immediately following any such sale or disposition of all or substantially all of its assets the individuals who were members of the Board of Directors of the Company immediately prior to such transaction continue to constitute a majority of the Board of Directors or other governing body of the surviving corporation or entity (or, in the case of an acquisition involving a holding company, constitute a majority of the Board of Directors or other governing body of the holding company) for a period of not less than twelve (12) months following the closing of such transaction;

•
one or more occurrences or events as a result of which any “person” becomes the beneficial owner, directly or indirectly, of 30% or more of the combined voting power of our then outstanding securities; or

•
a merger or consolidation of the Company with, or an acquisition by the Company of the equity interests or all or substantially all of the assets of, any other corporation or entity, other than a merger, consolidation or acquisition in which the individuals who were members of the Board of Directors of the Company immediately prior to such transaction continue to constitute a majority of the Board of Directors or other governing body of the surviving corporation or entity (or, in the case of an acquisition involving a holding company, constitute a majority of the Board of Directors or other governing body of the holding company) for a period of not less than twelve (12) months following the closing of such transaction.

Notwithstanding the foregoing, with respect to any award subject to Section 409A of the Internal Revenue Code and payable upon a change in control, the term “change in control” shall mean any such event described above but only if it also constitutes a “change in control event” within the meaning of the applicable Treasury Regulations promulgated under Section 409A.
For purposes of the above change in control discussion, and pursuant to Amendment No. 1 to the Amended 2015 Plan, the terms:

•
“Cause" generally means any of the following: (i) the employee’s conviction by a court of competent jurisdiction of, or entry of a plea of guilty or nolo contendere for, an act on the employee’s part constituting a felony, dishonesty, willful misconduct or material neglect by the employee of his or her employment obligations to the Company that results in material injury to the Company; (ii) appropriation (or an overt act attempting to appropriate) of a material business opportunity of the Company by the employee; (iii) theft, embezzlement or other similar misappropriation of funds or property of the Company by the employee; or (iv) the failure of the employee to follow the reasonable and lawful written instructions or policy of the Company with respect to the services to be rendered and the manner of rendering such services by the employee, provided the employee has been given reasonable and specific written notice of such failure and opportunity to cure and no cure has been effected or initiated within a reasonable period of time, but not less than 90 days, after such notice.

•
“Good reason” generally means any of the following: (i) the Company (or its successor) adversely changes the employee’s title or changes in any material respect the responsibilities, authority or status of the employee without prior notice and acceptance; (ii) the substantial or material failure of the Company (or its successor) to comply with its obligations under the Amended 2015 Plan or any other agreement that may be in effect that is not remedied within a reasonable time after specific written notice thereof by the employee to the Company; (iii) the diminution of the employee’s base salary; and (iv) requiring the employee to relocate more than 50 miles from his or her location of employment immediately prior to the change in control. However, “good reason” shall only exist in the prior (i) through (iv) if the employee has given reasonable and specific written notice to the Chief Executive Officer of such failure, the Company has been given a reasonable opportunity to cure, and no cure has been effected or initiated within a reasonable time after such notice.

Transferability.  Except as otherwise provided in the 2015 Plan, no award and no right under the 2015 Plan may be transferred other than by will or by the laws of descent and distribution, and during a participant’s lifetime, an award requiring exercise may be exercised only by such participant (or in the event of a disability, on behalf of such participant). Awards, other than incentive stock options and stock appreciation rights granted in tandem therewith,

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may be transferred to one or more transferees during the lifetime of the participant, and may be exercised by such transferee, only if and to the extent the transfers are permitted by the Compensation Committee in its sole discretion. Any attempted transfer of an award in violation of the Amended 2015 Plan is prohibited and will be ineffective.

New Plan Benefits
The actual amount of awards to be granted under the Amendment is not determinable in advance because the size and type of awards to be made in any year is determined at the discretion of the Compensation Committee. In addition, the specific performance criteria and targets are selected each year by the Compensation Committee.

Summary of Federal Income Tax Consequences
The following summary is intended as a general guide to U.S. federal income tax consequences under current law for certain awards under the 2015 Plan, and does not attempt to describe all possible federal or other tax consequences of participation in the Amended 2015 Plan or tax consequences based on particular circumstances.

Tax Consequences to Participants
Incentive Stock Options.  Stock options granted under the Amended 2015 Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code, if so designated on the date of grant. Stock options that are not designated or do not qualify as incentive stock options are non-qualified stock options and are not eligible for the tax benefits applicable to incentive stock options.
An optionee recognizes no gross income for federal income tax purposes (“taxable income”) upon the grant of an incentive stock option. In addition, the optionee will not recognize taxable income at the time of exercise of an incentive stock option if the optionee has been in our employ at all times during the period beginning on the date of grant and ending on the date three months before the date of exercise (longer if the optionee dies or becomes disabled), unless the alternative minimum tax rules apply. Upon the exercise of an incentive stock option, an amount equal to the excess of the fair market value of the option shares at the exercise date over the exercise price may be treated as an adjustment to alternative minimum taxable income for purposes of the alternative minimum tax.
Gain recognized upon a disposition of the option shares generally will be treated as long-term capital gain as long as the shares are not disposed of within (i) two years after the date of grant of the incentive stock option and (ii) one year after the exercise date. Unless both of these conditions are satisfied, the disposition is a “disqualifying disposition.” In that event, gain equal to the excess of the fair market value of the option shares at the exercise date over the exercise price generally will be taxed as ordinary income and any further gain will be taxed as long-term capital gain if the shares are held more than 12 months; however, if the shares are disposed of for less than their fair market value on the exercise date, the amount treated as ordinary income is generally limited to the excess, if any, of the amount realized on disposition over the optionee's adjusted basis in such shares. Different rules apply if an optionee exercises an incentive stock option by surrendering shares of common stock which were previously acquired upon the exercise of an incentive stock option and with respect to which the optionee did not satisfy certain holding periods.
Shares of common stock acquired upon the exercise of an incentive stock option by the payment of cash will have a basis equal to the exercise price of the stock option, plus any amount the participant is required to include as ordinary income from a disqualifying disposition of stock. Different rules apply if an optionee exercises an incentive stock option by surrendering previously owned shares of common stock.
Incentive stock options exercised by an optionee who has not satisfied the applicable requirements as to continuous employment do not qualify for the tax treatment discussed above. Instead, the exercise of such options will be subject to the rules which apply to the exercise of non-qualified stock options.
Non-Qualified Stock Options.  An optionee recognizes no taxable income upon the grant of a non-qualified stock option. In general, upon the exercise of a non-qualified stock option, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the option shares on the exercise date over the exercise price.

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Shares of common stock acquired upon the exercise of a non-qualified stock option by the payment of cash will have a basis equal to the exercise price of the stock option plus the amount of ordinary income recognized by the optionee upon exercise. Different rules apply if an optionee exercises a non-qualified stock option by surrendering previously owned shares of common stock.
The optionee will be subject to income tax withholding at the time the optionee recognizes ordinary income (i.e., the exercise date). Generally, we will be entitled to a tax deduction at the same time the optionee recognizes income and in the same amount.
Restricted Stock.  The tax consequences of a grant of restricted stock depend upon whether or not the participant elects under Section 83(b) of the Internal Revenue Code to be taxed at the time of the grant.
If no timely election is made under Section 83(b), the participant will not recognize taxable income at the time of the grant of the restricted stock. Instead, if the restrictions on the restricted stock lapse, the participant will recognize compensation taxable as ordinary income on the date the restrictions lapse in an amount equal to the fair market value of the underlying stock as of the same date, less the purchase price, if any, paid by the participant.
If an election is made under Section 83(b) within 30 days after the grant of the restricted stock, the participant will recognize compensation taxable as ordinary income at the time of the grant in an amount equal to the fair market value of the underlying stock (determined without regard to any of the restrictions) on the date of the grant, less the purchase price, if any, paid by the participant. The participant will not recognize further ordinary income when and if the restrictions on the restricted stock later lapse. If the restricted stock is forfeited before the restrictions lapse, the participant will generally not be entitled to a deduction.
Restricted stock granted under the 2015 Plan may or may not include rights to dividends payable on the underlying shares. In the case of restricted stock that includes this right, dividends are generally treated as ordinary income recognized at the time of their receipt.
The participant will be subject to income tax withholding at the time when ordinary income (including any dividends taxed as ordinary income, other than dividends on restricted stock with respect to which an election was made under Section 83(b)) is recognized. Subject to the restrictions under Section 162(m) of the Internal Revenue Code, discussed below, generally we will be entitled to a tax deduction at the same time the participant recognizes ordinary income and in the same amount (excluding any dividends on restricted stock with respect to which an election was made under Section 83(b)).
Gain or loss recognized on a disposition of the shares of common stock generally will qualify as long-term capital gain or loss if the shares have a holding period of more than 12 months. In the case of restricted stock, the holding period begins when the restrictions lapse if the participant did not make an election under Section 83(b) or, if the participant did make such an election, on the date of the grant of restricted stock.
Restricted Stock Units.  A participant will not recognize taxable income upon the grant of a restricted stock unit. Instead, if the restrictions under the restricted stock unit lapse, the participant will recognize compensation taxable as ordinary income on the date the underlying shares of stock are issued in settlement of the vested award, and the amount of such ordinary income will be equal to the fair market value of the underlying shares as of the same date.
The participant will be subject to income tax withholding at the time when the ordinary income is recognized. Subject to the Section 162(m) restrictions discussed below, generally the Company will be entitled to a tax deduction at the same time the participant recognizes ordinary income and in the same amount.
Gain or loss recognized on a disposition of the shares of common stock generally will qualify as long-term capital gain or loss if the shares have a holding period of more than 12 months. The holding period for shares from restricted stock units begins upon receipt of the shares after the restrictions on the restricted stock units have lapsed.
Stock Appreciation Rights.  A participant does not recognize taxable income upon the grant of a stock appreciation right. When a stock appreciation right is exercised, in general, the participant will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price.
Any shares of common stock acquired upon the exercise of a stock appreciation right will have a basis equal to the amount of ordinary income recognized by the optionee upon exercise.

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The participant will be subject to income tax withholding at the time when ordinary income is recognized. Generally, we will be entitled to a tax deduction at the same time the participant recognizes ordinary income and in the same amount.
Other Stock-Based Awards.  The timing of taxable income to a participant who is granted other stock-based awards depends on the individual award and whether any restrictions or conditions are placed upon the award when granted.
The participant will be subject to income tax withholding at the time when the ordinary income is recognized. Subject to the Section 162(m) restrictions discussed below, generally the Company will be entitled to a tax deduction at the same time the participant recognizes ordinary income and in the same amount.
Performance Based Awards.  A participant will not recognize taxable income upon the grant of a performance based award. Rather, taxation will be postponed until the performance based award becomes payable, generally upon the participant’s attainment of performance criteria. At that time, the participant will recognize compensation taxable as ordinary income in an amount equal to the value of the amount payable.
The participant will be subject to income tax withholding when ordinary income is recognized and, generally, subject to Section 162(m) restrictions discussed below, we will be entitled to a tax deduction at the same time and in the amount of the income recognized.
Withholding.  A participant will be required to pay to us, or make arrangements satisfactory to us, to satisfy all federal, state and other withholding tax requirements related to awards under the 2015 Plan. We may permit or require a participant to satisfy tax withholding obligation by paying cash, by withholding an amount from the participant’s cash compensation, by withholding shares from shares of common stock issued or that vest under the award, or by any other method deemed appropriate by the Compensation Committee. The use of our shares of common stock to satisfy any withholding requirement will be treated, for federal income tax purposes, as a sale of those shares for an amount equal to the fair market value of the stock on the date when the amount of taxes to be withheld is determined.
Section 409A.  Section 409A of the Internal Revenue Code governs the taxation of certain types of compensation, including compensation from certain awards authorized under the 2015 Plan. Failure to comply with the requirements of Section 409A can result in adverse income tax consequences to a participant in the 2015 Plan, including the accelerated recognition and taxation of noncompliant compensation, the imposition of an additional 20 percent tax payable by the participant on such noncompliant compensation, and the imposition of interest on those taxes. The Compensation Committee and Board of Directors have taken steps intended to help ensure compliance with Section 409A and the regulations thereunder.
Minimum Vesting for Awards to Employees. Except as otherwise provided in an award agreement in connection with a change in control or a participant’s death or disability, (i) no performance-based vesting condition shall be based on performance over a period of less than one year, and (ii) no service-based vesting condition shall lapse more quickly than one year from the date of grant of the award (which vesting period may lapse on a pro-rated, graded, or cliff basis as specified in the award agreement).
Excess Parachute Payments.  Generally, if any award under the Amended 2015 Plan is granted or modified in connection with a change in control, or if the vesting or payment of an award under the 2015 Plan is accelerated, directly or indirectly, by or in connection with a change in control, the award may be deemed to give rise to an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code, which would result in the imposition of a 20 percent nondeductible excise tax on the participant.

Tax Consequences to the Company
In general, under Section 162(m) of the Internal Revenue Code, compensation paid by a public corporation to its chief executive officer or generally any of its three most highly compensated executive officers (excluding the chief executive officer and chief financial officer) who are employed on the last day of any given year is not deductible to the extent it exceeds $1.0 million for such year. Compensation resulting from awards under the 2015 Plan may be subject to this deduction limit. Under Section 162(m), however, qualifying performance-based compensation, including income from stock options and other performance-based awards that are made under stockholder approved plans and that meet certain other requirements, is exempt from the deduction limitation. Based on current interpretive authority, we generally intend for compensation generated in connection with the exercise of options

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and stock appreciation rights, as well as lapse of restrictions by the attainment of performance goals for performance based awards granted under the 2015 Plan should qualify as performance-based compensation and should not be limited by Section 162(m). To the extent the total salary, other compensation and compensation recognized from awards under the 2015 Plan to any applicable executive officers exceed one million dollars in any year and do not qualify as performance-based compensation, the limitation on deductibility under Section 162(m) will apply. As a result, we may from time to time in the future, make award payments under the 2015 Plan to executive officers that are not deductible.
In addition, generally, if any award is granted under the 2015 Plan or modified in connection with a change in control, or if the vesting or payment of an award under the 2015 Plan is accelerated, directly or indirectly, by a change in control, all or a portion of the compensation from that award may be treated as an “excess parachute payment” under Section 280G of the Internal Revenue Code, which would cause that compensation to be non-deductible by us.

Interests of Certain Persons in the Proposal
To the extent our executive officers may in the future receive awards under the 2015 Plan, they may be deemed to have an interest in the 2015 Plan.
The Board of Directors unanimously recommends that you vote “FOR” approval of the Amendment No. 2 to the 2015 Employee Equity Incentive Plan.

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PROPOSAL NO. 5 - APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE NEWPARK RESOURCES, INC.
2008 EMPLOYEE STOCK PURCHASE PLAN

Introduction
We are asking our stockholders to approve an amendment to and restatement of the Newpark Resources, Inc. 2008 Employee Stock Purchase Plan, as amended (the "ESPP"). The ESPP was initially adopted by the Board of Directors on March 4, 2008, and approved by our stockholders at the 2008 Annual Meeting.
The Board believes that the ESPP is an important but underutilized part of our compensation mix. We believe that it is in the best interests of our stockholders to encourage broad-based stock ownership by our employees which provides an incentive to contribute to the success of our company. Employees' continuing economic interest, as stockholders, in our performance and success enhances the entrepreneurial spirit of the company, which greatly contributes to our long-term growth and profitability. Additionally, the ESPP is intended to benefit the Company as a tool for recruiting, retaining and rewarding high quality employees.
The ESPP provides a means for eligible employees of the company and its designated subsidiaries to authorize payroll deductions on a voluntary basis to be used for the periodic purchase of our common stock at a 15% discount to its fair market value. The ESPP uses the lower of the fair market value of our common stock on (i) the grant date for the offering period or (ii) the last trading day of the offering period. The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code for employees subject to U.S. taxation; provided, the Company may establish one or more sub-plans of the Amended ESPP which do not qualify as a Internal Revenue Code Section 423 employee stock purchase plan for employees of designated subsidiaries located and established in countries outside of the United States.

Summary of the Proposed Amendments to the ESPP
The following is a summary of the proposed amendments to the ESPP. If approved by our stockholders, the ESPP, as amended by the proposed amendments, will be set forth in the Newpark Resources, Inc. Amended and Restated Employee Stock Purchase Plan (the "Amended ESPP"). The full text of the Amended ESPP is attached hereto as Appendix C.
On April 3, 2017, the Board of Directors approved, subject to stockholder approval, the Amended ESPP to effect the following changes:

•	To increase the number of shares of common stock authorized for issuance under the ESPP by 1,000,000 shares to a total of 2,000,000 shares;

•	To remove the term of the ESPP;

•	To add a component facilitating the potential participation of employees outside the United States;

•	To include a limitation of 2,000 shares that may be acquired by a participant during an option period; and

•	To make certain other administrative changes.
The proposed amendment to and restatement of the ESPP will encourage greater participation amongst eligible employees of the company and its subsidiaries, including our global employees who contribute to our success.  If the stockholders approve the proposed amendment to the ESPP it will become effective for the offering period commencing July 1, 2017.
As of March 29, 2017, 388,036 shares of common stock remained available for issuance under the ESPP. If approved by the stockholders, the request to increase the number of shares for future issuance under the Amended ESPP will contribute to an additional potential dilution of approximately 1.2%. This additional potential dilution was calculated by dividing the requested increase to the share reserve of 1,000,000 by: (i) the total number of shares available for issuance under the Amended ESPP prior to its amendment and (ii) the total number of shares of outstanding common stock of the Company as of March 29, 2017.

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Summary of the Amended and Restated ESPP
The following summary of the principal provisions of the Amended ESPP is set forth below and is qualified in its entirety by reference to the Amended ESPP, the complete text of which is set forth in Appendix C hereto.
Administration. The ESPP is administered, at our expense, by an administrator, which is our Compensation Committee (or another committee appointed by the Board) comprised of two or more members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and which is otherwise constituted to comply with applicable law, unless the Board otherwise assumes, or delegates, authority for administration of the Amended ESPP. All questions of interpretation or application of the plan and any rights granted pursuant to the plan are determined by the administrator, whose decisions are final and binding upon all participants. The administrator of the plan has final authority to interpret any provision of the plan. The administrator also has the power to establish sub-plans of the Amended ESPP for purposes of effectuating the participation of eligible employees employed by subsidiaries of the Company located and established in countries outside of the United States that are designated for participation in the Amended ESPP.
Eligibility.  All employees of the Company and certain subsidiaries designated from time to time by the Administrator are eligible to participate in the Amended ESPP unless they are excluded as one of the following: (i) an employee who, immediately after rights under the Amended ESPP are granted, owns stock possessing 5% or more of the total combined voting power of all classes of stock; (ii) an employee whose customary employment is less than 20 hours per week; (iii) an employee whose customary employment is for five (5) months or less in any calendar year; (iv) an employee who has been employed by the Company or any designated subsidiary less than ninety days at the beginning of an offering period; and (v) if expressly designated by the Compensation Committee, employees who are highly compensated employees.
No employee may purchase more than $25,000 worth of the Company's common stock (determined based on the fair market value of the shares at the time such rights are granted) under all of the Company's employee stock purchase plans and any employee stock purchase plans of the Company's subsidiaries for each calendar year during which such rights are outstanding. Employees who choose not to participate or are not eligible to participate at the start of an offering period but who become eligible thereafter may enroll in any subsequent offering period. As of March 29, 2017, we and our subsidiaries had approximately 1,873 employees worldwide.
Shares Subject to the Amended ESPP.  Under the terms of the Amended ESPP, the aggregate number of shares of common stock available for sale under the plan is 2,000,000 shares (subject to adjustment in the event of stock splits and certain other corporate events, as described below under “Adjustments”) and the maximum number of shares that may be purchased by any individual participant during any offering period is 2,000. Such shares may be authorized and unissued or reacquired shares or shares bought on the market for purposes of the Amended ESPP. To the extent shares are set aside for purchase by employees at the beginning of an offering period but are not purchased by such employees, those shares will again be available for purchase under the Amended ESPP. The Amended ESPP is perpetual and can be terminated as described under “Amendment, Modification and Termination of the Amended ESPP” below. Any shares that are not subject to purchase upon termination of the plan will cease to be subject to the plan. The ESPP had 388,036 shares available for issuance as of March 29, 2017.
Purchase Rights and Offering Periods. Under the Amended ESPP, each eligible employee is granted a nontransferable right to purchase shares of common stock at the end of each offering period. The Amended ESPP generally provides for two six-month purchase periods each year beginning on February 15 and August 15; provided however that the first offering period under the Amended ESPP will commence on July 1, 2017 and end on August 14, 2017. Unless and until the plan administrator changes the duration of the offering periods under the Amended ESPP in accordance with the terms of the plan, each offering period will be a six-month period. Once the participant has enrolled in the plan, the payroll deductions will continue until he or she notifies the company otherwise. On the last trading day of each offering period, the participant’s purchase right will be deemed to have been exercised in full at which time he or she will purchase the number of shares subject to the purchase right for that offering period, subject to the limitations of the plan.
Enrollment in the Amended ESPP.  An eligible employee may enroll in the Amended ESPP for any offering period by completing the online enrollment process through the Company's designated broker prior to the enrollment date for the offering period with respect to which his or her participation is to commence.  In general, the first day of an offering period will be February 15 or August 15. The payroll deduction authorization will remain in effect for successive offering periods unless it is revised or revoked by the participant or the participant becomes ineligible to participate in the plan.

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Participant Contributions. A participant may contribute through payroll deductions not less than 1% nor more than 10% of his or her eligible compensation per pay period (subject to applicable restrictions). For this purpose, eligible compensation means cash compensation a participant receives for services rendered to the Company, including, among other things, commissions and payments for overtime. We will take such deductions from the participant’s paycheck each pay period during the offering period.  Participants may not reduce or increase payroll deductions during an offering period with respect to that offering period, except in the event of a withdrawal from the plan. The participant will not receive any interest on the amounts of his or her compensation that we accumulate for the purchase of shares under the plan. We may use all funds held by the company under the plan for any corporate purpose.
Purchase Price of the Common Stock. Under the Amended ESPP, the purchase price will be 85% of the fair market value of a share of our common stock as of the first day of the offering period or the last day of the offering period, whichever is lower. For purposes of the Amended ESPP, provided that our common stock continues to be traded on the NYSE or another exchange, the “fair market value” of a share of our common stock as of a given date will be the closing price of a share of stock on such date, or if no trading occurred on that date, the last preceding date on which a sale was reported.
Withdrawal from the Amended ESPP.  A participant may withdraw from the Amended ESPP by completing the online withdrawal process through the Company's plan broker. The payroll deductions will stop, and the balance in the participant’s account (without interest) will be paid to such participant within a reasonable time period. If the participant does withdraw from the plan, he or she cannot rejoin until the next offering period.
Shares Purchased under the Amended ESPP.  As soon as practicable after each purchase date, our transfer agent will make an entry on its books and records indicating that the shares of common stock purchased by the participant on that purchase date have been duly issued and transferred or recorded to a brokerage account established in the participant’s name in connection with the plan. Individual accounts will be maintained for each participant in the Amended ESPP.
Termination of Employment.  Upon termination of a participant’s employment for any reason the payroll deductions credited to such participant’s account will be returned to the participant.
No Rights as Employee.  Nothing in the Amended ESPP will give any person, including any eligible employee or participant, any right to remain an employee of the company or any of our subsidiaries or will interfere with or restrict in any way the rights of any such entity to discharge any person, including any eligible employee or participant, at any time.
Transferability.  Neither the payroll deductions credited to a participant’s account nor any rights with respect to a purchase right granted under the Amended ESPP may be assigned, transferred, pledged, or otherwise disposed of by the participant. Any such attempted assignment, transfer, pledge, or other disposition will be ineffective and we may treat any such act as an election to withdraw from participation in the Amended ESPP.
Adjustments.  In the event of any increase or decrease in the number of shares of our common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification or any other similar corporate event affecting our common stock, the number of shares reserved under the Amended ESPP, the maximum number of shares that a participant may purchase in an offering period or a purchase period, and the price per share and number of shares of common stock covered by each outstanding purchase right will be adjusted proportionately. Such adjustments will be made by the Board of Directors whose determination in that respect will be final, binding and conclusive.
In the event of the company’s proposed dissolution or liquidation, the offering period then in progress will be shortened by setting a new purchase date immediately prior to the proposed dissolution or liquidation, unless otherwise provided by the plan administrator. In the event of our company’s merger with or into another corporation, or the sale of all or substantially all of our company’s assets, outstanding purchase rights may be assumed or an equivalent purchase right may be substituted by the successor corporation (or a parent or subsidiary of such successor corporation). In the event that the successor corporation does not agree to assume or substitute the outstanding purchase rights, the offering period then in progress will be shortened by setting a new purchase date for outstanding purchase rights and the offering period then in progress will end on the new purchase date. This new purchase date will be prior to the date of consummation of the merger or sale.

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Amendment, Modification and Termination of the Amended ESPP.  Our Board of Directors or the administrator may terminate or amend the Amended ESPP. No termination may affect outstanding purchase rights and generally no amendment may impair the rights of any participant under an outstanding purchase right without the participant’s consent, except that our Board of Directors or the administrator may terminate an offering period if the Board or the administrator determines that the termination of the offering period or the plan is in the best interests of the company and our stockholders. We will seek stockholder approval for any amendment to the extent necessary and desirable to comply with Section 423 of the Internal Revenue Code or any other applicable law, regulation or stock exchange rule.
The Amended ESPP will continue in effect until terminated by the Board.

U.S. Federal Income Tax Consequences
The federal income tax consequences of the Amended ESPP under current federal income tax law are summarized in the following discussion which deals with the general tax principles applicable to the Amended ESPP and is intended for general information only. The following discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the Amended ESPP. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. Foreign, state and local tax laws and estate, gift and employment tax considerations are not discussed, and may vary depending on individual circumstances and from locality to locality.
The following summary assumes that the Amended ESPP qualifies as an “employee stock purchase plan” under Section 423(b) of the Internal Revenue Code. Although the plan is intended to be an “employee stock purchase plan,” no assurance is given that the plan will qualify as an “employee stock purchase plan.”
Grant of Purchase Right; Exercise of Purchase Right.  A participant will not recognize taxable income upon the grant of a purchase right on the date of grant. In addition, the participant will not recognize taxable income upon the exercise of a purchase right on the date of exercise.
Sale of Common Stock After the Holding Period.  The tax treatment resulting from the sale or other disposition of the shares of common stock that a participant purchased upon the exercise of a purchase right under the Amended ESPP will depend on whether such sale or disposition occurs before or after the later of: (1) two years after the date of grant of the purchase right, or (2) one year after the date such shares are transferred to the participant (the “Holding Period”). If the participant sells or disposes of the shares of common stock that he or she purchased upon the exercise of a purchase right under the Amended ESPP after the Holding Period, the participant will be taxed in the year in which he or she sells or otherwise disposes of such shares of common stock, as follows: The participant will recognize ordinary income in an amount equal to the lesser of: (i) the excess, if any, of the amount realized upon the disposition of such shares, over the purchase price he or she paid for such shares of common stock; or (ii)  15% of the fair market value of the shares of common stock on the date of grant of the purchase right; and any remaining gain (or any loss) from the disposition will be treated as capital gain (or loss). We (or our designated subsidiary) will not be entitled to any deduction as a result of the participant’s sale or other disposition of the shares of common stock after the expiration of the Holding Period for such shares.
Sale of Common Stock During the Holding Period.  If a participant sells or disposes of the shares of common stock that he or she purchased upon the exercise of a purchase right under the ESPP before the Holding Period expires, the participant will be taxed in the year in which he or she sells or otherwise disposes of such shares of common stock, as follows:

•
The participant will recognize ordinary income in an amount equal to the excess of the fair market value of such shares of common stock on the date of the exercise of the purchase rights, over the purchase price the participant paid for such shares of common stock; and

•
The participant will recognize capital gain if and to the extent the amount he or she realizes from the sale or other disposition of the shares of Common Stock is more than their fair market value on the date such shares were transferred to him or her, or capital loss if and to the extent the amount he or she realizes from the sale or disposition of the shares of common stock is less than their fair market value on the date such shares were transferred to the participant.

We (or our designated subsidiary) will be entitled to a deduction equal to the amount of ordinary income that is recognized by the participant as a result of his or her sale or disposition of the shares of common stock before the

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Holding Period expires for such shares. The Amended ESPP is not subject to any provision of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Internal Revenue Code. Special rules may apply to a participant who is subject to Section 16 of the Exchange Act.

New Plan Benefits
The benefits that will be received by all eligible employees under the Amended ESPP are not determinable in advance because the number of shares of common stock that a participant may receive under the Amended ESPP is based on the amount of payroll deductions elected by the participant. Our non-employee directors will not receive any benefits under the Amended ESPP.
The Board of Directors unanimously recommends that you vote “FOR” approval of the amendment to and restatement of the 2008 Employee Stock Purchase Plan.
PROPOSAL NO. 6 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected the accounting firm of Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu Limited and their respective affiliates (collectively, the “Deloitte Entities”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2017. One or more representatives of the Deloitte Entities are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions from the stockholders.
The Audit Committee is directly responsible for selecting and retaining our independent registered public accounting firm. Although action by the stockholders is not required for the appointment, given the critical role played by the independent registered public accounting firm, we are providing stockholders the opportunity to express their views on this matter. If the stockholders fail to ratify the appointment of the Deloitte Entities, the Audit Committee will reconsider the appointment, but the Audit Committee may elect to retain the firm. Even if the appointment is ratified, the Audit Committee in its discretion may appoint a different independent auditing firm at any time during the year if the Audit Committee determines that a change in auditors would be in the best interests of our Company and our stockholders.
The Board of Directors recommends that the stockholders vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2017.

Independent Registered Public Accounting Firm Fees
The Deloitte Entities were appointed to serve as our independent registered public accounting firm for the fiscal years ended December 31, 2015 and 2016. The following table sets forth the fees billed to us for professional services rendered by the Deloitte Entities for the years ended December 31, 2015 and December 31, 2016.

	2015	2016
Audit Fees(1)	$1,474,000	$1,428,000
Audit-Related Fees(2)	$21,000	$165,000
Tax Fees(3)	$3,000	$7,000
All Other Fees(4)	−	−
Total	$1,498,000	$1,600,000

(1)
Audit fees consist primarily of fees for (i) the audit of our annual financial statements, (ii) review of financial statements in our quarterly reports on Form 10-Qs, (iii) the audit of the effectiveness of our internal control over financial reporting, and (iv) for services that are provided by the independent registered public accounting firm in connection with statutory and regulatory filings.

(2)
Audit-related fees consist primarily of fees for professional services rendered in connection with issuance of a comfort letter related to debt issuance, review of registration statement and proxy related materials and access to an online research tool.

(3)	Tax fees consist of fees for tax compliance, tax planning and tax advice.

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(4)	All Other Fees are fees for any service not included in the first three categories.

Pre-Approval Policies Regarding Audit and Non-Audit Fees
The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.
Prior to performing any audit services, the independent registered public accounting firm will provide the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the fiscal year and the expected fees for those services. If the engagement letter is approved, the Audit Committee will engage the independent registered public accounting firm to perform the audit.
For non-audit services, our management will submit to the Audit Committee for approval the list of non-audit services recommended by management which the Audit Committee should engage the independent registered public accounting firm to provide for the fiscal year. Prior to the performance of any of these services, our management and the independent registered public accounting firm each will confirm to the Audit Committee that each non-audit service on the list is permissible under all applicable legal requirements. Pre-approval generally is provided for up to one year and any pre-approval is detailed as to the particular service or category of service and generally is subject to a specific budget. The Audit Committee also may pre-approve particular services on a case-by-case basis. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval process and the fees for services performed to date.
As permitted by statute, the Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee to provide for the prompt handling of unexpected matters. The Chairman will report any action taken pursuant to this delegated authority to the Audit Committee at or before the next Audit Committee meeting.
All services performed by our independent registered public accounting firm in 2015 and 2016 were approved in accordance with the Audit Committee’s pre-approval policies.
AUDIT COMMITTEE REPORT
This report is submitted by the Audit Committee of the Board of Directors. The Audit Committee is composed of five independent directors who satisfy the requirements of independence established by NYSE listing standards and the SEC. The Board of Directors has determined that all of the members of the Audit Committee are “financially literate” under applicable SEC rules and NYSE listing rules, and that each of Mr. Finley and Dr. McFarland is an “audit committee financial expert” as defined by applicable SEC rules.
The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is available in the “Board Committees & Charters” section under “Corporate Governance” on our website at www.newpark.com and is also available in print upon request from our Corporate Secretary.
Management has primary responsibility for our financial statements and financial reporting processes and for the maintenance of internal controls and procedures designed to ensure compliance with applicable accounting standards, laws and regulations and ethical business standards. Our independent registered public accounting firm, the Deloitte Entities, is responsible for expressing an opinion on whether the Company’s consolidated financial statements present fairly, in all material respects, the financial position of the Company in accordance with accounting principles generally accepted in the United States. Additionally, the Deloitte Entities are responsible for expressing an opinion regarding the effectiveness of the Company’s internal controls over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors. The Audit Committee also is responsible for the engagement, compensation and oversight of the independent registered public accounting firm.
In keeping with that responsibility, the Audit Committee meets regularly with management and the independent registered public accounting firm. Meetings with the independent registered public accounting firm are held both with and without management present, and the independent registered public accounting firm has direct access to the Audit Committee to discuss the scope and results of its work and its comments on the adequacy of internal controls and the quality of financial reporting. The Audit Committee met nine (9) times during the year ended December 31, 2016.

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The Audit Committee reviewed, with the independent registered public accounting firm, the overall scope and plans for its audits. The Audit Committee has also reviewed and discussed the Company’s audited consolidated financial statements as of and for the year ended 2016 and internal controls over financial reporting with management and the independent registered public accounting firm. The Audit Committee also has discussed with the independent registered public accounting firm the matters required to be discussed in accordance with professional standards.
In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm pursuant to the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm their independence from our Company and our management. The Audit Committee also reviewed the non-audit services provided by the independent registered public accounting firm and concluded that the provision of those services is compatible with its independence.
We filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which we refer to as the 2016 Annual Report, in a timely fashion with the SEC in 2017. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the 2016 Annual Report. The Audit Committee also engaged the Deloitte Entities as our independent registered public accounting firm for the 2017 fiscal year. See above under the heading “Ratification of Appointment of Registered Public Accounting Firm” for additional information on the decision to again appoint the Deloitte Entities as our independent registered public accounting firm.
Audit Committee:
G. Stephen Finley, Chairman
Anthony J. Best
Roderick A. Larson
James W. McFarland, Ph.D.
Gary L. Warren
STOCKHOLDER PROPOSALS
Stockholder proposals intended to be considered for inclusion in our proxy materials for the 2018 Annual Meeting of Stockholders must be received by us by December 7, 2017. Proposals should be directed to the attention of the Corporate Secretary, Newpark Resources, Inc., 9320 Lakeside Boulevard, Suite 100, The Woodlands, Texas 77381. Any proposals will be subject to the requirements of the proxy rules adopted under the Exchange Act as well as the procedures in our bylaws, and must include a brief description and text of the proposal, the name and address of the stockholder submitting the proposal, the class and number of shares of stock owned by that stockholder, and any material interest of the stockholder in the proposal.
For proposals not intended to be submitted in next year’s proxy statement, but sought to be presented at our 2018 Annual Meeting of Stockholders, our bylaws provide that stockholder proposals, including director nominations, must be received at our principal executive offices no later than ninety (90) days prior to the date of our annual meeting; provided, that if the date of the annual meeting was not publicly announced more than one hundred (100) days prior to the date of the annual meeting, the notice by the stockholder will be timely if delivered to our principal executive offices no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was communicated to the stockholders. In addition, proxies to be solicited by the Board for the 2018 Annual Meeting of Stockholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless we received notice of such proposal not later than February 17, 2017. A copy of our bylaws may be obtained upon written request to our Corporate Secretary at our principal executive offices, 9320 Lakeside Boulevard, Suite 100, The Woodlands, Texas 77381.
SEC rules and regulations provide that if the date of our 2018 Annual Meeting is advanced or delayed more than 30 days from the anniversary date of the 2017 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2018 Annual Meeting must be received by us within a reasonable time before we begin to print and mail the proxy materials for the 2018 Annual Meeting. Upon determination by us that the date of the

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2018 Annual Meeting will be advanced or delayed by more than 30 days from the anniversary date of the 2017 Annual Meeting, we will disclose that change in the earliest possible Quarterly Report on Form 10-Q or as otherwise permitted by the Exchange Act.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on a review of the copies of those reports furnished to us and written representations from our executive officers and directors, we believe that our officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements in 2016.
OTHER MATTERS
We do not presently know of any matters other than those described above that may be presented for stockholder action at the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named as proxies to vote in accordance with their judgment on these matters, subject to direction by the Board of Directors.

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APPENDIX A

NEWPARK RESOURCES, INC.
2015 EMPLOYEE EQUITY INCENTIVE PLAN
FORM OF AMENDMENT NO. 2
THIS AMENDMENT NO. 2 (this "Amendment") to the 2015 Employee Equity Incentive Plan, as amended (the "Plan") is made by Newpark Resources, Inc. (the "Company") pursuant to the Plan, as follows:
WHEREAS, the Company previously adopted the Plan for the benefit of its eligible participants;
WHEREAS, pursuant to Section 17 of the Plan, the Board of Directors (the "Board") has the power and authority to amend the terms of the Plan; and
WHEREAS, the Board desires to increase the maximum number of shares of common stock that may be issued in connection with awards granted under the Plan from 7,800,000 to 9,800,000 shares.
NOW, THEREFORE, pursuant to the Plan, the Board hereby amends the Plan in the following respects:

1.	Shares Subject to the Plan. Section 4.1 of the Plan is hereby amended to increase the number of Shares that may be issued in connection with awards under the Plan from 7,800,000 to 9,800,000.

2.	Full Force and Effect. Except as otherwise set forth in this Amendment, the Plan shall remain in full force and effect.

3.
Effectiveness Subject to Stockholder Approval. This Amendment shall not become effective unless the stockholders of the Company approve the increase to the share reserve of the Plan, as set forth in 1 above, and if approved, then this Amendment shall become effective as of such meeting.

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Amendment on this __ day of __ 2017.

NEWPARK RESOURCES, INC.

By:

Its:

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APPENDIX B

NEWPARK RESOURCES, INC.

2015 EMPLOYEE EQUITY INCENTIVE PLAN

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TABLE OF CONTENTS

1.	Purpose.	1
2.	Definitions.	1
3.	Administration of the Plan.	1
4.	Number of Shares Issuable in Connection with Awards.	3
5.	Eligibility and Participation.	4
6.	Award Agreements.	4
7.	Options.	4
8.	Restricted Stock.	6
9.	Restricted Stock Units.	7
10.	Stock Appreciation Rights.	8
11.	Other Stock-Based Awards.	9
12.	Performance Based Awards.	9
13.	Restrictions on Transfer.	11
14.	Withholding and Other Tax Provisions.	11
15.	Effect of Certain Corporate Changes and Changes in Control.	12
16.	Regulatory Compliance.	14
17.	Amendment or Termination of the Plan.	14
18.	Term of the Plan.	18
19.	No Right to Awards or Continued Employment.	19
20.	Effect of Plan Upon Other Awards and Compensation Plans.	20
21.	General Provisions.	21

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NEWPARK RESOURCES, INC.
2015 EMPLOYEE EQUITY INCENTIVE PLAN
1.    Purpose.
This Newpark Resources, Inc. 2015 Employee Equity Incentive Plan is intended to assist Newpark Resources, Inc., a Delaware corporation (the “Company”), in attracting, retaining and motivating designated Employees of the Company and its Subsidiaries and to increase their interest in the success of the Company in order to promote the creation of long-term value for the Company’s stockholders by closely aligning the interests of Employees with those of the Company’s stockholders. The Plan is designed to meet this intent by providing eligible Employees with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.
2.    Definitions.
In addition to the terms defined elsewhere in the Plan, Exhibit A, which is incorporated by reference, defined terms used in the Plan and sets forth certain operational rules related to those terms.
3.    Administration of the Plan.
3.1    General. The Plan shall be administered by the Compensation Committee. Each member of the Compensation Committee shall be a “non-employee director” as that term is defined in Rule 16b-3, an “outside director” within the meaning of Section 162(m) and an “independent director” under the corporate governance rules of any stock exchange or similar regulatory authority on which the Common Stock is then listed, but no action of the Compensation Committee shall be invalid if this requirement is not met. The Compensation Committee shall select one of its members as chairman and shall act by vote of a majority of the members present at a meeting at which a quorum is present or by unanimous written consent. A majority of the members of the Compensation Committee shall constitute a quorum. The Compensation Committee shall be governed by the provisions of the Company’s bylaws and of Delaware law applicable to the Board of Directors, except as otherwise provided herein or determined by the Board of Directors. The Compensation Committee’s decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not the Participants are similarly situated.
3.2    Authority of the Compensation Committee. The Compensation Committee shall have full discretionary power and authority, subject to the general purposes, terms and conditions of the Plan, to implement, carry out and administer the Plan. Without limiting the generality of the foregoing, the Compensation Committee shall have the authority to:
(a)    interpret and administrator the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;
(b)    adopt, amend, modify or rescind rules, procedures and forms relating to the Plan;
(c)    select, subject to the limitations set forth in this Plan, persons to receive Awards;
(d)    determine the number of Shares subject to Awards, the Fair Market Value of a Share of Common Stock and the other terms and conditions of each Award (which need not be uniform), including, without limitation, the type of Award to be granted, vesting requirements, forfeiture restrictions and other terms and conditions relating to the exercisability of Awards, and all other provisions of each Award Agreement;
(e)    determine whether Awards will be granted singly, in combination, or in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company or any Subsidiary;
(f)    grant waivers of Plan or Award conditions and remove or adjust any restrictions or conditions upon Awards, including accelerating or otherwise modifying the date or conditions upon which any Award becomes vested, exercisable or transferable and extending the term of any Award (subject to the maximum term limitations set forth in the Plan), including extending the period following the termination of a Participant’s

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employment during which any Award may continue to vest, remain outstanding or be exercised (but not beyond the original maximum term of such Award);
(g)    amend any outstanding Award Agreement, including for the purpose of modifying the time, manner or conditions of vesting, exercise or settlement; provided, however, that if any provision of any such amendment would materially and adversely affect the rights of the Participant under the affected Award, the amendment shall not be effective without the Participant's consent to that provision; and provided further that no Option or Stock Appreciation Right may be amended or terminated to reduce the exercise price of such Option or Stock Appreciation Right except in accordance with Section 21.4;
(h)    interpret, administer, correct any defect, supply any omission and reconcile any inconsistency in the Plan, any Award, any Award Agreement or any related instrument or agreement;
(i)    determine whether an Award has been earned;
(j)    to authorize any person to execute, on behalf of the Company, any agreement or document required to carry out the purposes of the Plan; and
(k)    make any other determination and take any other action that the Compensation Committee deems necessary or desirable for administration of the Plan.
All decisions, determinations and other actions of the Compensation Committee made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.
3.3    Delegation of Authority. Any of the powers and responsibilities of the Compensation Committee may be delegated to any subcommittee, in which case the acts of the subcommittee shall be deemed to be acts of the Compensation Committee hereunder. In addition, the Compensation Committee may, subject to the following provisions and to the extent permitted by Applicable Law, delegate some or all of its authority and powers under the Plan, including the authority to grant Awards under the Plan, to a committee consisting of one or more members of the Board of Directors or one or more officers of the Company; provided, however, that (a) the Committee may not delegate its authority to (i)  make awards to any Employee (A) who is, or is expected to become a Section 16 Insider, or (B) whose compensation for such fiscal year may be subject to the limit on deductible compensation pursuant to Section 162(m), (ii) interpret the Plan or any Award, or (iii)  amend any Award or accelerate the vesting or lapse of any restrictions on any Award, and (b) any delegation of authority to an officer of the Company shall be subject to the provisions of Section 157 of the Delaware General Corporation Law. Any action taken by any such subcommittee, committee of the Board of Directors or officer within the scope of the authority delegated by the Compensation Committee shall be deemed for all purposes to have been taken by the Compensation Committee, and, to the extent consistent with the terms and limitations of such delegation, references in the Plan to the Compensation Committee shall include any such officer or Employee. In addition, the Compensation Committee may delegate to one or more officers or Employees, subject to such terms as the Compensation Committee may determine, the authority to perform such administrative functions as determined necessary or appropriate by the Compensation Committee. Any delegation hereunder shall be subject to such other restrictions and limitations that the Compensation Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Compensation Committee to delegate authority as herein provided and the Compensation Committee may at any time rescind the authority delegated hereunder.
3.4    Monitoring Awards. Notwithstanding any delegation of authority by the Compensation Committee pursuant to Section 3.3, it shall maintain ultimate responsibility for, and control of, the operation of the Plan. At least annually, the Compensation Committee, in conjunction with the Audit Committee of the Board of Directors of the Company, shall conduct or cause the conduct of an audit of the operation of the Plan to verify that the Plan has been operated and Awards have been documented and maintained by the officers of the Company in accordance with the directions of the Compensation Committee. Without limiting the generality of the foregoing, one of the purposes of such an audit will be to determine that the final Award Agreements are consistent with the Awards made by the Compensation Committee and properly reflect the names of the Participants to whom such Awards were granted, the applicable Dates of Grant, vesting provisions and expiration dates, the type and quantity of Awards granted to each Participant and, if applicable, the applicable exercise prices.

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3.5    Limitation on Liability.
3.5.1        The Compensation Committee may employ attorneys, consultants, accountants, agents and other persons, and the Compensation Committee shall be entitled, in good faith, to rely and act upon the advice, opinions and valuations of any such persons. In addition, the Compensation Committee shall be entitled, in good faith, to rely and act upon any report or other information furnished to it by any officer, director or Employee of the Company.
3.5.2        No member of the Compensation Committee, nor any person acting pursuant to authority delegated by the Compensation Committee, nor any officer, director or Employee of the Company acting at the direction or on behalf of the Compensation Committee, shall be liable for any action, omission or determination relating to the Plan, and the Company shall, to the fullest extent permitted by law, indemnify and hold harmless each member of the Compensation Committee, each person acting pursuant to authority delegated by the Compensation Committee, and each other officer, director or Employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost, expense (including counsel fees), liability or other pecuniary loss (including any sum paid in settlement of a claim with the approval of the Compensation Committee) arising out of any action, omission or determination relating to the Plan.
4.    Number of Shares Issuable in Connection with Awards.
4.1    Shares Subject to the Plan. The maximum number of Shares that may be issued in connection with Awards granted under the Plan is 6,000,000, and the number of Shares that are subject to Awards outstanding at any one time under the Plan may not exceed the number of Shares that then remain available for issuance under the Plan. The maximum number of Shares that may be issued in connection with Incentive Stock Options granted under the Plan is 6,000,000. The Company at all times shall reserve and keep available sufficient Shares to satisfy the requirements of the Plan. Shares issued under the Plan may be either authorized and unissued shares or treasury shares. Solely for the purposes of implementing the limitations on the number of Shares that may be issued under the Plan as set forth in this Section 4.1: (a) an Award of an Option or a Stock Appreciation Right in respect of one Share shall be deemed to be an Award of, and shall count against the Share limit set forth in this Section 4.1 as, one Share on the Date of Grant; (b) an Award of a share of Restricted Stock or a Restricted Stock Unit or an Other Stock-Based Award shall be deemed to be an Award of, and shall count against the share limit set forth in this Section 4.1 as, 1.85 Shares for every one Share granted on the Date of Grant; and (c) with respect to any performance-based Award granted pursuant to Section 12 that is to be settled in Shares, the value of the maximum benefit that may be paid under such Award shall be divided by the Fair Market Value of one Share as of the Date of Grant of such Award and each Share resulting from such computation shall be deemed to be an Award of 1.85 Shares for purposes of implementing the limitations on the number of Shares that may be issued in this Section 4.1.
4.2    Share Counting Rules. For purposes of Section 4.1, if any Shares subject to an Award granted under the Plan are forfeited or such Award is settled in cash or otherwise terminates without the delivery of such Shares, the Shares subject to such Award, to the extent of such forfeiture, settlement or termination, shall again be available for the grant of additional Awards under the Plan in the same amount as such Shares were counted against the limit set forth in Section 4.1. Shares that are issued or delivered upon the settlement of an Award or that ceased to be Restricted Stock upon the vesting of an Award of Restricted Stock, shall no longer be subject to any further grant under the Plan. Notwithstanding the immediately preceding sentence, the following Shares shall be considered to have been issued under the Plan and may not again be made available for issuance as Awards under the Plan: (a) Shares not issued or delivered as a result of the net settlement of an outstanding Option or Stock Appreciation Right; (b) Shares withheld by the Company, in satisfaction of the grant or exercise price or tax withholding requirements, from Shares that would otherwise have been delivered pursuant to an Option or Stock Appreciation Right; or (c) Shares repurchased on the open market with the proceeds of the Option exercise price. With respect to Stock Appreciation Rights, when a Stock Appreciation Right is exercised, the Shares subject to such Stock Appreciation Right shall be counted against the Shares available for issuance under the Plan as one Share for every Share subject to such Stock Appreciation Right, even if the number of Shares used to settle the Stock Appreciation Right upon exercise is less than the number of Shares subject to such Stock Appreciation Right upon its grant. To the extent permitted by Applicable Laws, Shares subject to Awards issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of business combination by the Company or any of its Subsidiaries shall not be counted against the Shares available for issuance pursuant to the Plan.

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4.3    Individual Award Limits. The maximum number of Shares that may be covered by Options and Stock Appreciation Rights (in the aggregate) granted under the Plan to any single Participant in any calendar year shall not exceed 1,000,000, and the maximum number of Shares that may be covered by all other Awards (in the aggregate) granted under the Plan to any single Participant in any calendar year shall not exceed 1,000,000. These limitations shall be applied and construed consistently with Section 162(m).
4.4    Adjustments. The limits provided for in this Section 4 shall be subject to adjustment as provided in Section 15.
5.    Eligibility and Participation.
The Compensation Committee will select Participants from among those Employees who, in the opinion of the Compensation Committee, are in a position to make significant contributions to the long-term performance and growth of the Company and its Subsidiaries. In addition, the Compensation Committee may grant Awards in connection with the engagement of an Employee who is expected to make significant contributions to the long-term performance and growth of the Company, provided that a prospective Employee may not receive any payment or exercise any right relating to an Award until such person’s employment with the Company has commenced. An Employee on leave of absence may be considered as still in the employ of the Company for purposes of eligibility for participation in the Plan, if so determined by the Compensation Committee. Directors of the Company and its Subsidiaries who are not also Employees of the Company or a Subsidiary shall not be eligible to receive Awards under the Plan.
6.    Award Agreements.
Each Award granted under the Plan shall be evidenced by an Award Agreement in a form approved by the Compensation Committee. Each Award Agreement shall be subject to all applicable terms and conditions of the Plan, shall include such terms and conditions as the Compensation Committee deems appropriate, consistent with the provisions of the Plan, and shall be executed or approved by the Participant and an officer of the Company or other person designated by the Compensation Committee. An Award Agreement and any required signatures thereon or authorization or acceptance thereof may be in electronic format.
7.    Options.
7.1    Grant of Options. The Compensation Committee may grant Options in such amounts, at such times and to such Employees as the Compensation Committee, in its discretion, may determine in accordance with the eligibility criteria set forth in Section 5. The Compensation Committee shall designate at the time of grant whether the Option is intended to constitute an Incentive Stock Option or a Non-Qualified Option.
7.2    Option Price. The Option Price of the Shares subject to each Option shall be determined by the Compensation Committee, but shall not be less than the Fair Market Value of the Common Stock on the Date of Grant, except in the case of replacement or substitute Options issued by the Company in connection with an acquisition or other corporate transaction.
7.3    Option Period. The Award Agreement shall specify the term of each Option. The term shall commence on the Date of Grant and shall be ten (10) years or such shorter period as is determined by the Compensation Committee. Each Option shall provide that it is exercisable over its term from the Date of Grant or over time in such periodic installments, or based on the satisfaction of such criteria (including, without limitation, upon the satisfaction of Performance Criteria), as the Compensation Committee in its discretion may determine. The vesting provisions for Options granted under the Plan need not be uniform. Unless the Compensation Committee specifies otherwise in the applicable Award Agreement, if an Option is subject to vesting and becomes exercisable in periodic installments and a Participant shall not in any period purchase all of the Shares that the Participant is entitled to purchase in such period, the Participant may purchase all or any part of such Shares as to which the Option has become exercisable at any time prior to the expiration or other termination of the Option.
7.4    Exercise of Options. Each Option may be exercised in whole or in part (but not as to fractional shares) by the delivery of an executed notice (“Notice of Exercise”) in the form prescribed from time to time by the Compensation Committee, which may be in written or electronic form, accompanied by payment of the Option Price and any amounts required to be withheld for tax purposes under Section 14. If an Option is exercised by any person other than the Participant, the Compensation Committee may require satisfactory

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evidence that the person exercising the Option has the right to do so. The Compensation Committee may require any partial exercise of an Option to equal or exceed a specified minimum number of Shares.
7.5    Payment of Exercise Price. The Option Price shall be paid in full in cash or by check acceptable to the Compensation Committee or, if and to the extent permitted by the Compensation Committee, (a) through the delivery of Shares which have been outstanding for at least six months or such other minimum period as may be required by applicable accounting rules to avoid a charge to the Company’s earnings for financial reporting purposes (unless the Compensation Committee approves a shorter period) and which have a Fair Market Value on the date the Option is exercised equal to the Option Price due for the number of Shares being acquired, (b) to the extent permitted by Applicable Laws, by a Cashless Exercise, or (c) by any combination of the foregoing permissible forms of payment.
7.6    Employment Requirements. Unless otherwise provided by the Compensation Committee, either at the time of the grant of the Award or thereafter, and except as otherwise provided in Section 7.7, an Option may not be exercised unless from the Date of Grant to the date of exercise the Participant remains continuously in the employ of the Company. The Compensation Committee shall determine, in its discretion in the particular case and subject to any requirements of Applicable Laws, whether and to what the extent the period of continuous employment shall be deemed to include any period in which the Participant is on leave of absence with the consent of the Company. Unless the Compensation Committee expressly provides otherwise, a Participant’s service as an Employee with the Company will be deemed to have ceased upon termination of the Participant’s employment with the Company and its Subsidiaries (whether or not the Participant continues in the service of the Company or its Subsidiaries in some capacity other than that of an Employee).
7.7    Exercise of Options on Termination of Employment.
7.7.1    Unless otherwise provided by the Compensation Committee, either at the time of the grant of the Award or thereafter, upon the termination of a Participant’s employment with the Company and its Subsidiaries by reason of death or Disability, (a) all Options then held by the Participant, to the extent exercisable on the date of termination of employment, shall remain in full force and effect and may be exercised pursuant to the provisions thereof at any time until the earlier of the end of the fixed term thereof and the expiration of 12 months following termination of the Participant’s employment, and (b) all Options then held by the Participant, to the extent not then presently exercisable, shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.
7.7.2    Unless otherwise provided by the Compensation Committee, either at the time of the grant of the Award or thereafter, upon the termination of the Participant’s employment with the Company and its Subsidiaries for any reason other than the reasons set forth in Section 7.7.1 or a termination for Cause, (a) all Options then held by the Participant, to the extent exercisable on the date of termination of employment, shall remain in full force and effect and may be exercised pursuant to the provisions thereof at any time until the earlier of the end of the fixed term thereof and the expiration of 90 days following termination of the Participant’s employment (except that the 90-day period shall be extended to 12 months from the date of termination if the Participant shall die during such 90-day period), and (b) all Options then held by the Participant, to the extent not then presently exercisable, shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.
7.7.3    Unless otherwise provided by the Compensation Committee, either at the time of the grant of the Award or thereafter, in the event of a Participant’s termination for Cause, all Options held by the Participant, whether vested or not, shall terminate concurrently with the first discovery by the Company of any reason for the Participant’s termination for Cause and shall not be exercisable thereafter. If an Participant’s employment with the Company or any Subsidiary is suspended pending an investigation of whether there shall be a termination for Cause, all of the Participant’s rights under any Options then held by the Participant, including, without limitation, the right to exercise such Options, shall likewise be suspended during such period of investigation.
7.8    Incentive Stock Options. Incentive Stock Options shall be subject to the following additional provisions:
7.8.1    The aggregate Fair Market Value (determined as of the Date of Grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual Participant during any one calendar year (under all plans of the Company and any parent or Subsidiary) may not exceed the maximum amount permitted under Section 422 of the Code (currently $100,000). To the extent any Incentive Stock Option would

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exceed this limit, the portion of the Option in excess of such limit shall be treated as a Non-Qualified Stock Option for all purposes. The provisions of this Section 7.8.1 shall be construed and applied in accordance with Section 422(d) of the Code and the regulations promulgated thereunder.
7.8.2    No Incentive Stock Option may be granted to a Participant if, at the time of the proposed grant, the Participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or Subsidiary of the Company, unless (a) the Option Price is at least 110% of the Fair Market Value of a share of Common Stock on the Date of Grant, and (b) the Incentive Stock Option is not exercisable after the expiration of five (5) years from the Date of Grant.
7.8.3    If a Participant sells or otherwise disposes of any Shares acquired pursuant to the exercise of an Incentive Stock Option on or before the later of (a) the date two (2) years after the Date of Grant of the Incentive Stock Option, and (b) the date one (1) year after the exercise of the Incentive Stock Option (in either case, a “Disqualifying Disposition”), the Participant shall notify the Company, either in writing or electronically, of the Disqualifying Disposition within ten (10) days of the date thereof. In the event of a Disqualifying Disposition, the Option will not qualify for incentive stock option treatment.
7.8.4    If the Compensation Committee exercises its discretion to permit an Incentive Stock Option to be exercised by a Participant more than three months after the termination of a Participant’s employment for any reason other than death or Disability, the Incentive Stock Option will thereafter be treated as a Non-Qualified Stock Option for all purposes. For purposes of this Section 7.8.4, a Participant’s employment will be treated as continuing uninterrupted during any period that the Participant is on military leave, sick leave or another approved leave of absence if the period of leave does not exceed 90 consecutive days, unless reemployment on the expiration of such leave is guaranteed by statute or by contract.
7.8.5    Any Option which is designated by the Compensation Committee as an Incentive Stock Option but fails, for any reason, to meet the requirements for Incentive Stock Option treatment shall be treated for tax purposes as a Non-Qualified Stock Option.
7.9    Additional Terms and Conditions. Each Option, and any Shares of Common Stock issued in connection with an Option, shall be subject to such additional terms and conditions not inconsistent with the Plan as are determined by the Compensation Committee and set forth in the applicable Award Agreement or other agreement, plan or policy approved by the Compensation Committee.
8.    Restricted Stock.
8.1    Grant of Restricted Stock. The Compensation Committee may grant Awards of Restricted Stock in such amounts, at such times and to such Employees as the Compensation Committee, in its discretion, may determine in accordance with the eligibility criteria set forth in Section 5.
8.2    Award Agreement; Acceptance by Participant. Promptly following the grant of each Award of Restricted Stock, the Compensation Committee shall cause to be delivered to the applicable Participant an Award Agreement that evidences the Award. The Participant shall accept the Award by signing and delivering to the Company his or her Award Agreement (which may be in electronic format).
8.3    Restrictions. At the time of grant of each Award of Restricted Stock, the Compensation Committee shall determine the Restriction Period that will apply to the Award and the forfeiture and vesting restrictions, restrictions on transferability and other restrictions (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on Restricted Stock) that will apply to the Award during the Restriction Period. These restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of Performance Criteria or future service requirements or both), in such installments or otherwise, as the Compensation Committee may determine in its discretion.
8.4    Forfeiture. Except as otherwise determined by the Compensation Committee, either at the time of the grant of the Award or thereafter, upon termination of the Participant’s employment during the applicable Restriction Period, Restricted Stock that is at that time subject to restrictions shall be forfeited to and reacquired by the Company for no consideration to the Participant, unless otherwise specified in the Award Agreement; provided, however, that, the Compensation Committee, in its discretion, may (a) provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole

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or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.
8.5    Evidence of Stock Ownership. Unless otherwise determined by the Compensation Committee, until such time as all conditions or restrictions applicable to Shares of Restricted Stock have been satisfied or lapse, (a) all certificates representing Shares of Restricted Stock, together with duly endorsed stock powers in blank, will be held in custody by the Company or its transfer agent, (b) any uncertificated Shares of Restricted Stock will be held at the Company’s transfer agent in book entry form in the name of the Participant or (c) such Shares of Restricted Stock will be held for the benefit of the Participant in nominee name by the broker engaged by the Company to provide such services for the Plan, in each case with appropriate restrictions relating to the transfer of such Shares of Restricted Stock.
8.6    Dividend Rights. Unless otherwise set forth in the Award Agreement, a Participant holding Restricted Stock shall be entitled to receive (a) any regular cash distributions declared and paid with respect to Shares subject to an Award of Restricted Stock, and (b) any Shares distributed in connection with a stock split or stock dividend, and any other cash and property (including securities of the Company and other issuers) distributed as a dividend, with respect to Shares subject to an Award of Restricted Stock. In the case of Restricted Stock, the vesting of which is conditioned only upon the continuous employment of, or provision of services by, Participant for a specified future period, such dividends and distributions shall be paid to the Participant at the same time they are paid to all other stockholders of the Company unless otherwise provided in the Award Agreement; provided that, if any such dividends or distributions are paid in Shares or other securities, such Shares or other securities shall be subject to the same restrictions and forfeiture conditions to the same extent as the Restricted Stock with respect to which such Shares or other securities have been distributed, and all references to Restricted Stock in the Plan or the applicable Award Agreement shall be deemed to include such Shares or other securities. In the case of Restricted Stock, the vesting of which is conditioned on the achievement of Performance Criteria, such dividends and distributions shall be withheld by the Company and shall vest and be paid, without interest, only if and to the extent, and at the time, the underlying Shares of Restricted Stock shall vest. To the extent dividends or distributions are withheld with respect to Shares of Restricted Stock that are forfeited, the dividends and distributions shall also be forfeited.
8.7    Voting Rights. Unless otherwise set forth in the Award Agreement, all voting rights appurtenant to the Shares subject to an Award of Restricted Stock shall be exercised by the Participant.
8.8    Termination of the Restriction Period. Upon satisfaction of the terms and conditions specified in the Award Agreement that apply to a Restriction Period, (a) the Participant shall be entitled to have the legend referred to in Section 8.5 removed from his or her Shares of Restricted Stock after the last day of the Restriction Period, and (b) if the Shares of Restricted Stock are evidenced by physical certificates and the Company has retained possession of the certificates representing the Shares of Restricted Stock, the Company shall promptly deliver such certificates to the Participant. If the terms and conditions specified in the Award Agreement that apply to a Restriction Period have not been satisfied, the Restricted Stock subject to the Award shall be forfeited to and reacquired by the Company for no consideration to the Participant, unless otherwise specified in the Award Agreement.
8.9    Additional Terms and Conditions. Each Award of Restricted Stock, and all Shares of Restricted Stock granted or offered for sale hereunder, shall be subject to such additional terms and conditions not inconsistent with the Plan as are prescribed by the Compensation Committee and set forth in the applicable Award Agreement or other agreement, plan or policy as approved by the Compensation Committee.
9.    Restricted Stock Units.
9.1    Grant of Restricted Stock Units. The Compensation Committee may make Awards of Restricted Stock Units in such amounts, at such times and to such Employees as the Compensation Committee, in its discretion, may determine in accordance with the eligibility criteria set forth in Section 5. Unless the Award Agreement provides otherwise with respect to the right to receive dividends or other distributions, a Participant granted Restricted Stock Units shall not have any of the rights of a stockholder with respect to the Shares subject to an Award of Restricted Stock Units, including any right to vote, until the Shares subject to the Award shall have been issued in the Participant’s name in accordance with the terms of the applicable Award Agreement.

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9.2    Vesting and Other Terms. At the time of grant of each Award of Restricted Stock Units, the Compensation Committee shall determine the Restriction Period that will apply to the Award. During the Restriction Period, Restricted Stock Units shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions as the Compensation Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of Performance Criteria or future service requirements or both), in such installments or otherwise as the Compensation Committee may determine in its discretion. If the terms and conditions specified in the Award Agreement have not been satisfied by the end of the Restriction Period, the Restricted Stock Units subject to the Restriction Period shall become null and void, and the Participant shall forfeit all rights with respect to such Award.
9.3    Termination of Employment. Except as otherwise determined by the Compensation Committee, either at the time of the grant of the Award or thereafter, upon termination of the Participant’s employment during the applicable Restriction Period, Restricted Stock Units that are at that time subject to restrictions shall be null and void, and the Participant shall forfeit all rights with respect to such Awards.
9.4    Settlement. On the vesting date or dates of the Award, the Company shall, subject to the terms of the Plan and the Award Agreement, transfer to the Participant one Share for each Restricted Stock Unit scheduled to be issued on such date and not previously forfeited.
9.5    Additional Terms and Conditions. Each Award of Restricted Stock Units, and all Shares issued in settlement of Restricted Stock Units, shall be subject to such additional terms and conditions not inconsistent with the Plan as are prescribed by the Compensation Committee and set forth in the applicable Award Agreement or other agreement, plan or policy as approved by the Compensation Committee.
9.6    Dividend Rights. If the Award Agreement so provides, a Participant holding Restricted Stock Units shall be entitled to receive, but only if, to the extent, and at the time that the Restricted Stock Units vest and are settled, (i) any regular cash distributions declared and paid with respect to Shares subject to a Restricted Stock Unit, and (ii) any Shares distributed in connection with a stock split or stock dividend, and any other cash and property (including securities of the Company and other issuers) distributed as a dividend, with respect to Shares subject to an Award of Restricted Stock. In the case of Restricted Stock Units, the vesting of which is conditioned on the achievement of Performance Criteria, any such dividends or distributions (if provided for in the Award Agreement) shall be withheld by the Company and shall vest and be paid, without interest, only if and to the extent, and at the time, the Restricted Stock Units shall vest. Dividends or distributions relating to any forfeited Restricted Stock Units shall also be forfeited.
10.    Stock Appreciation Rights.
10.1    Grant of Stock Appreciation Rights. The Compensation Committee may make Awards of Stock Appreciation Rights in such amounts, at such times and to such Employees as the Compensation Committee, in its discretion, may determine in accordance with the eligibility criteria set forth in Section 5. If a Stock Appreciation Right is granted to a Section 16(b) Insider, the Award Agreement shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of the Stock Appreciation Right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3.
10.2    General Terms. A Stock Appreciation Right shall confer on the Participant the right to receive in Shares, cash or a combination thereof (as may be determined by the Compensation Committee in its discretion) the value equal to the excess of the Fair Market Value of one Share on the date of exercise over the exercise price for the Stock Appreciation Right, with respect to every Share for which the Stock Appreciation Right is granted (the “SAR Settlement Value”). At the time of grant, the Stock Appreciation Right must be designated by the Compensation Committee as either a tandem Stock Appreciation Right or a stand-alone Stock Appreciation Right and, if not so designated, shall be deemed to be a stand-alone Stock Appreciation Right. A tandem Stock Appreciation Right is a Stock Appreciation Right that is granted in tandem with an Option and only may be granted at the same time as the Option to which it relates. The exercise of a tandem Stock Appreciation Right shall cancel the related Option for a like number of Shares, and the exercise of the related Option similarly shall cancel the tandem Stock Appreciation Right for a like number of Shares. Tandem Stock Appreciation Rights shall, except as specifically set forth in this Section 10 or in the applicable Award Agreement, be subject to the same terms and conditions as apply to the related Option. Stand-alone Stock Appreciation Rights shall, except as specifically set forth in this Section 10 or in the applicable Award Agreement,

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be subject to the same terms and conditions generally applicable to Non-Qualified Stock Options as set forth in Section 7.
10.3    Exercise Price. The exercise price of each Stock Appreciation Right shall be determined by the Compensation Committee, but shall not be less than the Fair Market Value of the Common Stock on the Date of Grant.
10.4    Other Terms. The Compensation Committee shall determine the term of each Stock Appreciation Right. The term shall commence on the Date of Grant and shall be ten (10) years or such shorter period as is determined by the Compensation Committee. The Compensation Committee also shall determine the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part, the method of exercise, the method of settlement and the form of consideration payable in settlement. The Compensation Committee may provide for Stock Appreciation Rights to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the satisfaction of Performance Criteria), as to such number of Shares or percentage of the Shares subject to the Stock Appreciation Right as the Compensation Committee determines.
10.5    Exercise. Each Stock Appreciation Right may be exercised in whole or in part (but not as to fractional shares) by the delivery of an executed Notice of Exercise (which may be in electronic format) in the form prescribed from time to time by the Compensation Committee, accompanied by payment of any amounts required to be withheld for tax purposes under Section 14. If a Stock Appreciation Right is exercised by any person other than the Participant, the Compensation Committee may require satisfactory evidence that the person exercising the Stock Appreciation Right has the right to do so. Upon the exercise of a Stock Appreciation Right, the Participant shall be entitled to receive the SAR Settlement Value from the Company for each Share as to which the Stock Appreciation Right has been exercised. The Company shall pay the SAR Settlement Value in Shares valued at Fair Market Value on the exercise date, in cash or any combination thereof, as determined by the Compensation Committee. The Compensation Committee may permit a Participant to elect to defer receipt of payment of all or part of the SAR Settlement Value pursuant to such rules and regulations as may be adopted by the Compensation Committee or as may be specified in the applicable Award Agreement.
10.6    Additional Terms and Conditions. Each Award of Stock Appreciation Rights, and all Shares issued in settlement of Stock Appreciation Rights, shall be subject to such additional terms and conditions not inconsistent with the Plan as are prescribed by the Compensation Committee and set forth in the applicable Award Agreement.
11.    Other Stock-Based Awards.
The Compensation Committee may grant to Employees equity-based or equity-related Awards not otherwise described herein, alone or in tandem with other Awards, in such amounts and subject to such terms and conditions as the Compensation Committee shall determine from time to time in its sole discretion (“Other Stock-Based Awards”). Without limiting the generality of the foregoing, Other Stock-Based Awards may (a) involve the transfer of restricted or unrestricted Shares of Common Stock to Participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of Shares of Common Stock, (b) be subject to performance-based or service-based vesting requirements, (c) be granted as, or in payment of, a bonus, or to provide incentives or recognize special achievements or contributions, (d) be designed to comply with Applicable Laws of jurisdictions other than the United States, and (e) be designed to qualify for the performance-based compensation exception under Section 162(m); provided, that each Other Stock-Based Award shall be denominated in, or shall have a value determined by reference to, a number of Shares that is specified in the Award Agreement. In the case of Other Stock-Based Awards, the vesting of which is conditioned on the achievement of Performance Criteria, if the Award Agreement provides Participants with dividend rights, any dividends or distributions shall be withheld by the Company and shall vest and be paid, without interest, only if and to the extent, and at the time, the Other Stock-Based Awards shall vest. Dividends or distributions relating to any forfeited Other Stock-Based Awards shall also be forfeited.
12.    Performance Based Awards.
12.1    Performance Criteria. Awards made pursuant to the Plan may be made subject to the attainment of performance goals relating to one or more business criteria (“Performance Criteria”). For purposes of Awards that are intended to qualify for the performance-based compensation exception under Section 162(m), the Performance Criteria shall (a) be objective business criteria and otherwise meet the

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requirements of Section 162(m), including the requirement that the level or levels of performance targeted by the Compensation Committee result in the achievement of performance goals being “substantially uncertain” as of the Date of Grant, and (b) relate to one or more of the following performance measures: (i) revenues or net sales; (ii) earnings before or after deduction for all or any portion of interest, taxes, depreciation, amortization or other items, whether or not on a continuing operations or an aggregate or per share basis; (iii) return on equity, investment, capital or assets; (iv) margins; (v) one or more operating ratios; (vi) borrowing levels, leverage ratios or credit ratings; (vii) market share; (viii) capital expenditures; (ix) cash flow; (x) stock price, growth in stockholder value relative to one or more stock indices or total stockholder return; (xi) budget and expense management; (xii) working capital turnover and targets; (xiii) sales of particular products or services, market penetration, geographic expansion or new concept development; (xiv) customer acquisition, expansion and retention; (xv) acquisitions and divestitures (in whole or in part), joint ventures, strategic alliances, spin-offs, split-ups and the like; (xvi) reorganizations, recapitalizations, restructurings and financings (debt or equity); (xvii) transactions that would constitute a Change in Control; or (xviii) any combination of the foregoing. Performance Criteria measures, and targets with respect thereto, determined by the Compensation Committee need not be based upon an increase, a positive or improved result or avoidance of loss.
12.2    Additional Provisions Applicable to Performance Criteria. Any Performance Criteria may be used to measure the performance of the Company as a whole or with respect to any business unit, Subsidiary or business segment of the Company, either individually, alternatively or in any combination, and may be measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous period results or to a designated comparison group, in each case as specified by the Compensation Committee in the Award. To the extent required by Section 162(m), prior to the payment of any compensation under an Award intended to qualify as performance-based compensation under Section 162(m), the Compensation Committee shall certify the extent to which any such Performance Criteria and any other material terms under such Award have been satisfied (other than in cases where such Performance Criteria relate solely to the increase in the value of the Common Stock). To the extent Section 162(m) is applicable, the Compensation Committee may not in any event increase the amount of compensation payable to a Participant subject to Section 162(m) upon the satisfaction of any Performance Criteria.
12.3    Adjustments to Performance Criteria. The Compensation Committee may, with respect to any Performance Period, make such adjustments to Performance Criteria as it may deem appropriate to compensate for, or reflect, (a) asset write-downs or write-ups; (b) litigation, claims, judgments or settlements; (c) the effect of changes in tax law, accounting principles or other laws or provisions affecting reported results; (d) discontinued operations and divestitures; (e) mergers, acquisitions and accruals for reorganization and restructuring programs; and (f) extraordinary or other unusual or non-recurring item; provided, however, with respect to Awards intended to qualify as performance-based compensation under Section 162(m), such adjustments shall be made only to the extent that the Compensation Committee determines that such adjustments may be made without a loss of deductibility of the compensation includible with respect to the Awards under Section 162(m).
12.4    Performance Periods. The attainment of Performance Criteria shall be measured over performance periods of one (1) year or more (“Performance Periods”), as may be established by the Compensation Committee. Performance Criteria for any Performance Period shall be established not later than the earlier of (a) 90 days after the beginning of the Performance Period, or (b) the time 25% of the Performance Period has elapsed.
12.5    Right of Recapture. If, at any time after the date on which a Participant has been granted or becomes vested in or paid an Award pursuant to the achievement of Performance Criteria, the Compensation Committee determines that the earlier determination as to the achievement of the Performance Criteria was based on incorrect data and that in fact the Performance Criteria had not been achieved or had been achieved to a lesser extent than originally determined and a portion of the Award would not have been granted, vested or paid given the correct data, then (a) any portion of the Award that was so granted shall be forfeited and any related Shares (or, if such Shares were disposed of, the cash equivalent) shall be returned to the Company, (b) any portion of the Award that became so vested shall be deemed to be not vested and any related Shares (or, if such Shares were disposed of, the cash equivalent) shall be returned to the Company, and (c) any portion of the Award so paid to the Participant shall be repaid by the Participant to the Company upon notice from the Company, in each case as and to the extent provided by the Compensation Committee.

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12.6    Section 162(m). Notwithstanding any provision contained in this Plan to the contrary, the terms of Awards (excluding any Options and Stock Appreciation Rights) that are intended to qualify for the performance-based compensation exception under Section 162(m) granted to any one Participant shall be such that the maximum amount of compensation recognized under such Awards by such Participant in any calendar year, ignoring for this purpose any acceleration resulting from the Participant’s death or Disability or from a Change in Control, may not exceed 1,000,000 Shares, if such Awards are settled in Shares, or the Fair Market Value of that same number of Shares if such Awards are settled in cash. Furthermore, in the case of an Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Plan and such Award shall be construed to the maximum extent permitted by law in a manner consistent with qualifying the Award for such exception.
13.    Restrictions on Transfer.
13.1    Restrictions on Transfer. Subject to the further provisions of this Section 13.1, Awards may not be transferred other than by will or by the laws of descent and distribution, and during a Participant’s lifetime an Award requiring exercise may be exercised only by the Participant (or in the event of the Participant’s incapacity, the person or persons legally appointed to act on the Participant’s behalf). No Award or any interest therein shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. The foregoing notwithstanding, Awards (other than Incentive Stock Options and Stock Appreciation Rights granted in tandem therewith) may be transferred to one or more transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Compensation Committee in its discretion, subject to any terms and conditions which the Compensation Committee may impose thereon. If a transfer is approved by the Compensation Committee, the transfer shall only be effective upon notice in writing or electronically to the Company given in such form and manner as may be prescribed by the Compensation Committee. Anything herein to the contrary notwithstanding, transfers of an Award by a Participant for consideration are prohibited.
13.2    Designation and Change of Beneficiary. Each Participant may file in writing or electronically with the Compensation Committee a designation of one or more persons as the beneficiary who shall be entitled to receive the rights or amounts payable with respect to an Award due under the Plan upon the Participant’s death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Compensation Committee. The last such designation received by the Compensation Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Compensation Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be the Participant’s estate.
13.3    Provisions Applicable to Transferees. A beneficiary, transferee or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement or other document applicable to the Participant, except as otherwise determined by the Compensation Committee, and to any additional terms and conditions deemed necessary or appropriate by the Compensation Committee. The Compensation Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.
14.    Withholding and Other Tax Provisions.
14.1    Withholding. The Company may require the Participant to pay to the Company the amount of any taxes that the Company is required by applicable federal, state, foreign, local or other law to withhold with respect to the grant, vesting, exercise or settlement of an Award and, where applicable, the payment of dividends or other distributions with respect to Shares subject to an Award. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied in full. The Compensation Committee may, in its sole and absolute discretion in the particular case, permit or require a Participant to satisfy his or her tax withholding obligations by any of the following means (or a combination of any of the following means): (a) by paying cash to the Company, (b) by having the Company withhold a number of Shares that would otherwise be issued to the Participant (or become vested in the case of Restricted Shares) having a Fair Market Value equal to the tax withholding obligations, (c) surrendering a number of Shares the Participant already owns having a Fair Market Value equal to the tax withholding obligations, or (d) entering into such

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other arrangement as is acceptable to the Compensation Committee in its sole discretion. The value of any Shares withheld or surrendered may not exceed the employer’s minimum tax withholding obligation and, to the extent such Shares were acquired by the Participant from the Company as compensation, the Shares must have been held for the minimum period required by applicable accounting rules to avoid a charge to the Company’s earnings for financial reporting purposes. The Company shall also have the right to deduct from any and all cash payments otherwise owed to a Participant any federal, state, foreign, local or other taxes required to be withheld with respect to the Participant’s participation in the Plan.
14.2    Required Consent to and Notification of Section 83(b) Election. No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code) or under a similar provision of the laws of a jurisdiction outside the United States may be made in connection with an Award unless expressly permitted by the terms of the Award Agreement or by action of the Compensation Committee in writing prior to the making of such election. In any case in which a Participant is so permitted to make such an election, the Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code or other applicable provisions of any tax law.
14.3    No Guarantee of Tax Consequences. None of the Board of Directors, the Company nor the Compensation Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.
15.    Effect of Certain Corporate Changes and Changes in Control.
15.1    Basic Adjustment Provisions. In the event the Compensation Committee determines that any stock dividend, stock split, combination of shares, extraordinary dividend of cash or assets, merger, consolidation, spin-off, recapitalization (other than the conversion of convertible securities according to their terms), reorganization, liquidation, dissolution or other similar corporate change, or any other increase, decrease or change in the Common Stock without receipt or payment of consideration by the Company, in the Compensation Committee’s sole discretion, affects the Common Stock such that an adjustment to the Awards or the Plan is determined by the Compensation Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Compensation Committee shall, in such manner as it may deem equitable, adjust any or all of:
(a)    The number and kind of Shares of Common Stock (or other securities or property) with respect to which an Award may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section 4.1 on the maximum number and kind of Shares which may be issued under the Plan, the ratio set forth in Section 4.1 for the purpose of determining the number of Shares issued under the Plan, and the limitations in Section 4.3 on the maximum number of Shares that may be covered by Awards granted under the Plan to any single Participant in any calendar year);
(b)    The number and kind of Shares of Common Stock (or other securities or property) subject to outstanding Awards;
(c)    The grant, exercise or other purchase price per Share under any outstanding Awards; and
(d)    The terms and conditions of any outstanding Awards (including, without limitation, any applicable Performance Criteria specified in an Award Agreement).
Notwithstanding the foregoing, (x) with respect to Incentive Stock Options, any such adjustments shall be made in accordance with Section 424(h) of the Code, (y) the Compensation Committee shall consider the impact of Section 409A of the Code on any such adjustments, and (z) no such adjustments may change the value of benefits available to a Participant under a previously granted Award, (i) if the effect would be to increase the value of the benefits available under such Award, without the approval of the stockholders if such is required by the Plan or Applicable Laws, or (ii) if the effect would be to materially and adversely affect the value of the benefits available under such Award, without the Participant's consent to that adjustment.

2017 Proxy Statement | B-12

15.2    Change in Control. Unless otherwise provided in the Award Agreement or other employment, severance or change in control agreement approved by the Compensation Committee to which a Participant is a party, in which case such agreement shall control, the Compensation Committee may provide with respect to any transaction that results in a Change in Control, either at the time an Award is granted or by action taken prior to the occurrence of the Change in Control, that a Change in Control shall have such effect as is specified by the Compensation Committee, or no effect, as the Compensation Committee in its sole discretion may provide. Without limiting the foregoing, the Compensation Committee may provide, either at the time an Award is granted or by action taken prior to the occurrence of the Change in Control, and without the consent or approval of any Participant, for one or more of the following actions or combination of actions with respect to some or all outstanding Awards (which actions may vary among individual Participants and may be subject to such terms and conditions as the Compensation Committee deems appropriate):
(a)    Acceleration of the time at which Awards then outstanding vest and (as applicable) may be exercised in full for a limited period of time on or before a specified date fixed by the Compensation Committee (which will permit the Participant to participate with the Common Stock received upon exercise of an Award in the Change in Control transaction), after which specified date all unexercised Awards and all rights of Participants thereunder shall terminate;
(b)    Acceleration of the time at which Awards then outstanding vest (and, in the case of Options, Stock Appreciation Rights and other applicable Awards, may be exercised so that such Options, Stock Appreciation Rights and other applicable Awards may be exercised in full for their then remaining term);
(c)    The assumption of Awards (or any portion thereof) by the successor or survivor corporation, or a parent or Subsidiary thereof, or the substitution of awards covering the stock of the successor or survivor corporation, or a parent or Subsidiary thereof, for then outstanding Awards that have been issued under the Plan, with appropriate adjustments as to the number and kind of shares and grant, exercise or other purchase prices;
(d)    The mandatory surrender to the Company for cancellation of any outstanding Awards and the purchase of the surrendered Awards for an amount of cash, securities or other property equal to the excess of the Fair Market Value of the vested shares of Common Stock subject to any such Award immediately prior to the occurrence of the Change in Control (and such additional portion of the Award as the Compensation Committee may determine) over the aggregate exercise or other purchase price (if any) of such shares; and
(e)    The termination of any Award (or any portion thereof) concurrently with the closing or other consummation of the Change in Control transaction. If the Compensation Committee provides that an Award shall terminate concurrently with the closing or other consummation of the Change in Control transaction, each Participant shall have the right up to the closing or other consummation of the transaction to exercise all or any part of the Participant’s vested Awards.
15.3    Determination of Adjustments. All determinations of the Compensation Committee pursuant to this Section 15 shall be conclusive and binding on all persons for all purposes of the Plan.
15.4    No Restriction on Right of Company to Effect Corporate Changes. The Plan shall not affect in any way the right or power of the Company to make or authorize any adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, any merger or consolidation, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or that are convertible into or exchangeable for Common Stock, the dissolution or liquidation of the Company, any sale or transfer of all or any part of the assets or business of the Company or any of its Subsidiaries, or any other corporate act or proceeding, whether of a similar character or otherwise. Except as specifically provided in this Section 15 and authorized by the Compensation Committee, a Participant shall have no rights by reason of any such corporate act or proceeding, and no adjustment by reason thereof shall be made with respect to any outstanding Award or the Plan.

2017 Proxy Statement | B-13

16.    Regulatory Compliance.
16.1    Conditions to Obligations of the Company. The Company may, to the extent deemed necessary or advisable by the Compensation Committee, postpone the issuance or delivery of Shares or the payment of other benefits under any Award until:
(a)    The completion of any registration or other qualification of such Shares under any state or federal securities law or under the rules and regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Compensation Committee shall, in its sole discretion, deem necessary or advisable;
(b)    The admission to listing of, or other required action with respect to, such Shares on any and all stock exchanges or automated quotation systems upon which the Common Stock or other securities of the Company are then listed or quoted; and
(c)    The compliance with all other requirements of Applicable Laws, as the Compensation Committee shall, in its sole discretion, deem necessary or advisable;
The Compensation Committee also may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as the Compensation Committee shall, in its sole discretion, deem necessary or advisable to comply with any requirements of Applicable Laws in connection with the grant of any Award or the issuance or delivery of Shares or the payment of other benefits under any Award. Without limiting the generality of the foregoing, if the Shares offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under federal, state or foreign securities laws, (x) the Company may require the Participant to represent and agree at the time of grant or exercise, as the case may be, that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel, and (y) the Company may restrict the transfer of such Shares, issue stop-transfer instructions and legend the certificates representing such Shares, in each case in such manner as it deems advisable to ensure the availability of any such exemption.
16.2    Limitation on Company Obligations. The inability of the Company (after reasonable efforts) to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance or sale of any Awards or Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Awards or Shares as to which such requisite authority shall not have been obtained. Nothing contained herein shall be construed to impose on the Company any obligation to register for offering or resale under the Securities Act, or to register or qualify under any other state, federal or foreign securities laws, any Shares, securities or interests in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made, and the Company shall have no liability for any inability or failure to do so.
16.3    Provisions Applicable to a Change in Control. Anything in this Section 16 to the contrary notwithstanding, in connection with a Change in Control, the Company shall not take or cause to be taken any action, and shall not undertake or permit to arise any legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Shares or the payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the effective date of the Change in Control.
16.4    Exchange Act. Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, if the consummation of any transaction under the Plan would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Compensation Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction to the extent necessary to avoid such liability.
17.    Amendment or Termination of the Plan.
The Board of Directors may at any time and from time to time amend, suspend or terminate the Plan in whole or in part; provided that no such amendment may, without the approval of the stockholders of the Company, increase the number of Shares that may be issued under the Plan (except for adjustments pursuant to Section 15) or effectuate

2017 Proxy Statement | B-14

a change for which stockholder approval is required: (a) in order for the Plan to continue to qualify under Section 422 of the Code; (b) under the corporate governance standards of any national securities exchange or automated quotation system applicable to the Company; or (c) for Awards to be eligible for the performance-based compensation exception under Section 162(m). In addition, no termination or amendment of the Plan shall materially and adversely affect the rights of any Participant in any outstanding Awards, without the consent of the Participant to whom the Awards have been granted.
18.    Term of the Plan.
The Plan shall continue until terminated by the Board of Directors pursuant to Section 17 or as otherwise set forth in the Plan, and no further Awards shall be made hereunder after the date of such termination. Unless earlier terminated, the Plan shall terminate ten (10) years after the initial approval of the 2015 Employee Equity Incentive Plan by the Board of Directors (provided that Awards granted before termination shall continue in accordance with their terms).
19.    No Right to Awards or Continued Employment.
No person shall have any claim or right to receive grants of Awards under the Plan, and neither the Plan nor any action taken or omitted to be taken hereunder shall create or confer on any Participant the right to continued employment with the Company or its Subsidiaries or interfere with or to limit in any way the right of the Company or its Subsidiaries to terminate the employment of any Participant at any time or for any reason. The loss of any existing or potential profit in Awards shall not constitute an element of damages in the event of the termination of the employment of any Participant for any reason, even if the termination is in violation of an obligation of the Company or its Subsidiaries to the Participant. No Participant shall have any rights as a stockholder with respect to any Shares covered by or relating to any Award until the date of the issuance of a stock certificate with respect to such Shares.
20.    Effect of Plan Upon Other Awards and Compensation Plans.
Nothing in the Plan shall be construed to limit the right of the Company or any of its Subsidiaries (a) to establish any other forms of incentives or compensation for Employees, or (b) to grant or assume options, restricted stock or other equity-based awards otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options, restricted stock or other awards in connection with the acquisition of the business, securities or assets of any corporation, firm or business. Except as provided below, the adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any of its Subsidiaries, and no payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan. Upon stockholder approval of the Plan, no further awards may be granted under the Company’s Amended and Restated 2006 Equity Incentive Plan (the “Prior Plan”); provided that all awards granted by the Company prior to the stockholder approval of the Plan shall remain in full force and effect and shall continue to be governed by the terms of the Prior Plan and related award agreement.
21.    General Provisions.
21.1    Other Documents. All documents prepared, executed or delivered in connection with the Plan shall be, in substance and form, as established and modified by the Compensation Committee or by persons under its direction and supervision; provided, however, that all such documents shall be subject in every respect to the provisions of the Plan, and in the event of any conflict between the terms of any such document and the Plan, the provisions of the Plan shall prevail.
21.2    No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Compensation Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares of Common Stock or whether such fractional shares of Common Stock and any rights thereto shall be forfeited or otherwise eliminated (including by rounding to the nearest whole Share).
21.3    Payments in the Event of Forfeitures. Unless otherwise determined by the Compensation Committee or otherwise specified in the applicable Award Agreement, in the event of the forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration within ten (10) days of the date of forfeiture or as soon thereafter as practicable.

2017 Proxy Statement | B-15

21.4    Limitation on Repricing. The Compensation Committee shall not, without the approval of the stockholders of the Company, amend or replace previously granted Options or Stock Appreciation Rights in a transaction that constitutes a “repricing,” as such term is defined in Section 303A.08 of the Listed Company Manual of the New York Stock Exchange or the rules and regulations of the Securities and Exchange Commission. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other awards or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights without stockholder approval.
21.5    Minimum Vesting for Awards to Employees. Subject to Sections 3.2(f) and 15.2 of the Plan, or as otherwise provided in the related Award Agreement in connection with a Change in Control or a Participant’s death or disability, (i) no condition on vesting of an Award granted to an Employee that is based solely upon the achievement of Performance Criteria shall be based on performance over a period of less than one year, and (ii) no condition on vesting of an Award granted to an Employee that is based solely upon continued employment or service shall provide for vesting in full of such Award more quickly than one year from the Date of Grant of the Award (which vesting period may lapse on a pro-rated, graded, or cliff basis as specified in the Award Agreement).
21.6    Misconduct of a Participant. Notwithstanding any other provision of the Plan or an Award Agreement, if a Participant commits fraud or dishonesty toward the Company or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action materially inimical to the best interests of the Company, as determined by the Compensation Committee, in its sole and absolute discretion, such Participant shall forfeit all rights and benefits under the Plan and any outstanding Awards.
21.7    Restrictive Legends. Any certificates for Shares, any uncertificated Shares issued in book entry form, and any Shares deposited with any broker that the Company has engaged to provide services for the Plan on behalf of a Participant may be subject to such restrictions, legends and stop-transfer instructions as the Compensation Committee deems appropriate to reflect any restrictions on the Shares.
21.8    Uncertificated Shares. To the extent that this Plan provides for the issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated or book entry basis or in nominee name, to the extent permitted by Applicable Law or the rules of any applicable stock exchange.
21.9    Successors in Interest. The provisions of the Plan, the terms and conditions of any Award and the actions of the Compensation Committee shall be binding upon the successors and assigns of the Company and permitted successors and assigns, heirs, executors, administrators and other legal representatives of Participants.
21.10    Severability. If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Compensation Committee, such provision shall be construed or deemed amended to conform to Applicable Laws, or, if it cannot be so construed or deemed amended without, in the Compensation Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.
21.11    Headings. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.
21.12    Governing Law. To the extent not preempted by federal law, the Plan and all rights hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to rules relating to conflicts of law.

2017 Proxy Statement | B-16

21.13    Compliance With Section 162(m). If any provision of the Plan or any Award Agreement relating to an Award that is designated as intended to comply with Section 162(m) does not comply or is inconsistent with the requirements of Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.
21.14    Compliance With Section 409A. Awards under the Plan are intended either to provide compensation that is exempt from Section 409A of the Code, or that satisfies the requirements of Section 409A of the Code so that Participants will not be liable for the payment of additional tax or interest thereunder, and the Plan and all Awards shall be construed accordingly. If and to the extent any amount of compensation under an Award is determined by the Compensation Committee to constitute deferred compensation that is not exempt from Section 409A of the Code and that is to be paid, settled or provided by reason of a Participant’s termination of employment, then (a) such compensation shall be paid, settled or provided by reason of a Participant’s termination of employment only if that termination also constitutes a “separation from service” within the meaning of that term under Section 409A of the Code, and (b) if the Participant is determined by the Compensation Committee to be a “specified employee” within the meaning of Section 409A of Code, all payments or provisions compensation that would otherwise be paid, settled or provided before the first day of the seventh calendar month beginning after the date the Participant’s separation from service (or, if earlier, the Participant’s date of death) shall be withheld and accumulated and paid or provided without interest on or as soon as practicable after the first day of the seventh calendar month beginning after the date the Participant’s separation from service (or, if earlier, the Participant’s date of death). Each payment or provision of compensation under an Award shall be treated as a separate payment for purposes of Section 409A of the Code. References to termination of employment and similar concepts in the Plan and Awards Agreements shall be interpreted and applied in accordance with the foregoing provisions. To the extent necessary to comply with Section 409A of the Code, no Award that is a Non-Qualified Option or a Stock Appreciation Right shall contain or be amended to contain a “deferral feature” or an “additional deferral feature” within the meaning and usage of those terms under Section 409A of the Code and the administrative guidance thereunder.
21.15    Delivery and Execution of Electronic Documents. To the extent permitted by Applicable Law, the Company may: (a) deliver by email or other electronic means (including posting on a Web site maintained by the Company or by a third party under contract with the Company) all documents relating to the Plan or any Award thereunder (including prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including annual reports and proxy statements), and (b) permit Participants to electronically execute applicable Plan documents (including Award Agreements and any required notices under the Plan) in a manner prescribed by the Committee.
21.16    Administration of the Plan in Foreign Countries. The Compensation Committee may take any action consistent with the terms of the Plan, either before or after an Award has been granted, which the Compensation Committee deems necessary or advisable in order for the administration of the Plan and the grant of Awards thereunder to comply with the Applicable Laws of any foreign country, including but not limited to, modifying or amending the terms and conditions governing any Awards, modifying exercise procedures and other terms and procedures and establishing local country plans as sub-plans to the Plan.
21.17    Effective Date. The Plan shall become effective as of the Effective Date, but only if it has been approved by the stockholders of the Company within twelve (12) months before or after the date the on which it is adopted by the Board of Directors.
21.18    Clawback/Recoupment Policy. Notwithstanding any provisions in the Plan or any Award Agreement to the contrary, all Awards and/or amounts payable thereunder, whether in the form of cash or otherwise, shall be subject to potential cancellation, rescission, clawback and recoupment (i) to the extent necessary to comply with the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and any regulations or listing requirements promulgated thereunder, and/or (ii) as may be required in accordance with the terms of any clawback/recoupment policy as may be adopted by the Company to comply with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and any regulations or listing requirements promulgated thereunder, as such policy may be amended from time to time.

2017 Proxy Statement | B-17

Exhibit A
DEFINITIONS
The following terms, when used in the Plan, shall have the meanings, and shall be subject to the provisions, set forth below:
“Audit Committee” means the Audit Committee of the Board of Directors.
“Award” means an award containing any one or more of the following: Option(s), Restricted Stock, Restricted Stock Unit(s) or Stock Appreciation Right(s) granted to a Participant pursuant to the Plan.
“Award Agreement” means either: (a) a written or electronic agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the Plan, including any amendment or modification thereof, or (b) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, Internet, or other non-paper Award Agreements, and the use of electronic, Internet, or other non-paper means for the acceptance thereof and actions thereunder by a Participant.
“Applicable Laws” means the requirements relating to the administration, enforcement and taxation of Awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country, as determined in accordance with Section 21.12.
“Board of Directors” means the Board of Directors of the Company.
“Cashless Exercise” means the exercise of an Option through (a) the delivery of irrevocable instructions to a broker (i) to make a sale of a number of Shares issuable upon the exercise of the Option that results in proceeds in the amount required to pay the aggregate Option Price for all the shares as to which the Option is being exercised (and any required withholding tax, if authorized by the Compensation Committee) and (ii) to deliver such proceeds to the Company in satisfaction of such aggregate Option Price (and withholding tax obligation, if applicable), or (b) any other surrender to the Company of Shares issuable upon the exercise of the Option or vested Options in satisfaction of such aggregate Option Price (and withholding tax obligation, if applicable).
“Cause” means, with respect to any Participant, (a) “cause” as defined in an employment or consulting agreement applicable to the Participant, or (b) in the case of a Participant who does not have an employment or consulting agreement that defines “cause”: (i) any act or omission that constitutes a material breach by the Participant of any of his or her obligations under any agreement with the Company or any of its Subsidiaries; (ii) the willful and continued failure or refusal of the Participant substantially to perform the duties required of him or her as an Employee, or performance significantly below the level required or expected of the Participant, as determined by the Compensation Committee; (iii) the Participant’s willful misconduct, gross negligence or breach of fiduciary duty that, in each case or in the aggregate, results in material harm to the Company or any of its Subsidiaries; (iv) any willful violation by the Participant of any federal, state or foreign law or regulation applicable to the business of the Company or any of its Subsidiaries, or the Participant’s commission of any felony or other crime involving moral turpitude, or the Participant’s commission of an act of fraud, embezzlement or misappropriation; or (iv) any other misconduct by the Participant that is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or any of its Subsidiaries. The Compensation Committee shall determine whether there has been a termination of employment for Cause, and each Participant shall agree, by acceptance of the grant of an Award and the execution of an Award Agreement, that the Compensation Committee’s determination is conclusive and binding on all persons for all purposes of the Plan.
“Change in Control” shall mean the occurrence of any one of the following: (i) a “Takeover Transaction” (as defined below); or (ii) any election of directors of the Company takes place (whether by the directors then in office or by the stockholders at a meeting or by written consent) and a majority of the directors in the office following such election are individuals who were not nominated by a vote of two-thirds of the members of the Board of Directors or its nominating committee immediately preceding such election; or (iii) the Company effectuates a complete liquidation or a sale or disposition of all or substantially all of its assets unless immediately following any such sale or disposition of all or substantially all of its assets the individuals who were members of the Board of Directors of the Company

2017 Proxy Statement | B-18

immediately prior to such transaction continue to constitute a majority of the Board of Directors or other governing body of the surviving corporation or entity (or, in the case of an acquisition involving a holding company, constitute a majority of the Board of Directors or other governing body of the holding company) for a period of not less than twelve (12) months following the closing of such transaction. A “Takeover Transaction” shall mean (i) a merger or consolidation of the Company with, or an acquisition by the Company of the equity interests or all or substantially all of the assets of, any other corporation or entity, other than a merger, consolidation or acquisition in which the individuals who were members of the Board of Directors of the Company immediately prior to such transaction continue to constitute a majority of the Board of Directors or other governing body of the surviving corporation or entity (or, in the case of an acquisition involving a holding company, constitute a majority of the Board of Directors or other governing body of the holding company) for a period of not less than twelve (12) months following the closing of such transaction, or (ii) one or more occurrences or events as a result of which any individual, entity or group (as such term is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities.
Notwithstanding the foregoing, solely with respect to any Award that is subject to Section 409A of the Code and payable upon a Change in Control, the term “Change in Control” shall mean an event described in one or more of the foregoing provisions of this definition, but only if it also constitutes a “change in control event” within the meaning of Treas. Reg. 1.409A-3(i)(5).
“Code” means the Internal Revenue Code of 1986, as amended, including the rules and regulations promulgated thereunder.
“Common Stock” means shares of Common Stock, par value $0.01 per share, of the Company and any other equity securities of the Company that may be substituted or resubstituted for such Common Stock pursuant to Section 15.
“Company” means Newpark Resources, Inc., a Delaware corporation, and any successor.
“Compensation Committee” means the Compensation Committee of the Board of Directors.
“Date of Grant” means the date of grant of an Award as set forth in the applicable Award Agreement.
“Disqualifying Disposition” has the meaning set forth in Section 7.8.3.
“Disability” means, with respect to any Participant who has an employment or consulting agreement that defines such term or a similar term, “disability” as defined in such agreement or, in the case of a Participant who does not have an employment or consulting agreement that defines such term or a similar term, the inability of the Participant to perform substantially all his duties as an Employee by reason of illness or incapacity for a period of more than six months, or six months in the aggregate during any 12-month period, established by medical evidence reasonably satisfactory to the Compensation Committee; provided, however, that in the case of any Award that provides for compensation that is exempt from, or compliant with, Section 409A of the Code, or would be so exempt or compliant if the term “Disability” met the requirements of Treas. Reg. §1.409A-3(i)(4), the term “Disability” shall mean a condition in which the Participant, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, is: (a) unable to engage in any substantial gainful activity; or (b) is receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company and its Subsidiaries.
“Effective Date” shall mean April 6, 2015, the date on which this Plan was adopted by the Board of Directors.
“Employee” means any person who is employed by the Company or one of its Subsidiaries, provided, however, that the term “Employee” does not include a non-employee director of the Company or an individual performing services for the Company or a Subsidiary who is treated for tax purposes as an independent contractor at the time of performance of the services, whether such person is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan. For purposes of awards of Incentive Stock Options, “Employee” means any person, including an officer, who is so employed by the Company or any “parent corporation” or “subsidiary corporation” of the Company as defined in Sections 424(e) and 424(f) of the Code, respectively. An Employee shall not cease to be an Employee in the case of (a) any leave of absence approved by the Company, or (b) transfers between locations of the Company or between the Company, any of its Subsidiaries or any successor.

2017 Proxy Statement | B-19

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Fair Market Value” means, as of any given date, the value of a share of Common Stock determined as follows:
(a)    If the Common Stock is listed on an established stock exchange or a national market system, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on the principal exchange or system on which the Common Stock is then traded and as reported in The Wall Street Journal or such other source as the Compensation Committee deems reliable, on such date or, if such date is not a trading day, on the trading day immediately preceding such date;
(b)    If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock, as reported in The Wall Street Journal or such other source as the Compensation Committee deems reliable, on such date or, if such date is not a trading day, on the trading day immediately preceding such date; or
(c)    In all other cases, the “fair market value” as determined by the Compensation Committee in good faith and using such financial sources as it deems relevant and reliable (but in any event not less than fair market value within the meaning of Section 409A of the Code).
“Incentive Stock Option” means an Option which qualifies as an “incentive stock option” under Section 422 of the Code and is designated as an Incentive Stock Option by the Compensation Committee. For avoidance of doubt, no Option awarded under the Plan will be an Incentive Stock Option unless the Compensation Committee expressly provides for Incentive Stock Option treatment in the applicable Award Agreement.
“Non-Qualified Stock Option” means an Option which is not an “incentive stock option” under Section 422 of the Code and includes any Option which is not designated as an Incentive Stock Option by the Compensation Committee.
“Option” means a right to purchase Shares upon payment of the Option Price.
“Option Price” means the purchase price per Share deliverable upon the exercise of an Option in order for the Option (or applicable portion thereof) to be exchanged for Shares.
“Other Stock-Based Awards” has the meaning set forth in Section 11.
“Participant” means any Employee who has been granted an Award.
“Performance Criteria” has the meaning set forth in Section 12.1 of the Plan.
“Performance Period” has the meaning set forth in Section 12.4 of the Plan.
“Plan” means the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan.
“Restricted Stock” means Shares awarded to a Participant under Section 8, the rights of ownership of which are subject to restrictions prescribed by the Compensation Committee.
“Restricted Stock Unit” means a right granted to a Participant under Section 9 to receive Shares upon the satisfaction of Performance Criteria or other criteria specified by the Compensation Committee, such as continuous service, at the end of a specified Restriction Period.
“Restriction Period” means the period or periods during which any forfeiture or vesting restrictions, restrictions on transferability or other restrictions shall apply to any Award, as determined by the Compensation Committee in its discretion, consistent with the provisions of the Plan.
“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

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“SAR Settlement Value” has the meaning set forth in Section 10.2.
“Section 16(b) Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.
“Section 162(m)” means Section 162(m) of the Code and the regulations promulgated thereunder.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Shares” means shares of the Company’s Common Stock reserved for issuance under the Plan, as adjusted pursuant to Section 15, and any successor security.
“Stock Appreciation Right” means a right granted to a Participant under Section 10 that entitles the Participant to receive a payment in Shares, cash or a combination thereof measured by the increase in the Fair Market Value of a Share over the exercise price of the Stock Appreciation Right, as established by the Compensation Committee on the Date of Grant.
“Subsidiary” means any “subsidiary” within the meaning of Rule 405 under the Securities Act; provided, however, for purposes of Awards of Incentive Stock Options, “Subsidiary” means any entity that is a subsidiary of the Company within the meaning of Section 424(f) of the Code, and for purposes of Awards of Non-Qualified Options, “Subsidiary” means a corporation or other entity in an chain of corporations and/or other entities in which the Company has a “controlling interest” within the meaning of Treas. Reg. 1.414(c)-2(b)(2)(i), but using the threshold of 50% ownership wherever 80% appears.
NEWPARK RESOURCES, INC.
2015 EMPLOYEE EQUITY INCENTIVE PLAN

Amendment No. 1

THIS AMENDMENT NO. 1 (this "Amendment") to the 2015 Employee Equity Incentive Plan (the "Plan") is made by Newpark Resources, Inc. (the "Company") pursuant to the Plan, as follows:

WHEREAS, the Company previously adopted the Plan for the benefit of its eligible participants;

WHEREAS, pursuant to Section 17 of the Plan, the Board of Directors (the "Board") has the power and authority to amend the terms of the Plan; and

WHEREAS, the Board desires to increase the maximum number of shares of common stock that may be issued in connection with awards granted under the Plan, and to effectuate such other amendments the Board deems to be in the best interests of the Company’s stockholders.

NOW, THEREFORE, pursuant to the Plan, the Board hereby amends the Plan in the following respects:

1.	Shares Subject to the Plan. Section 4.1 of the Plan is hereby amended to increase the number of Shares that may be issued in connection with awards under the Plan from 6,000,000 to 7,800,000.

2.
Fungible Share Counting Ratio. Applicable for grants of equity made on or after May 19, 2016, the fungible share counting ratio (i.e., the ratio that limits the amount of full-value equity awards that may be granted from the share reserve) shall be downward adjusted to 1.78. To that end, Sections 4.1(b) and (c) of the Plan are hereby amended by deleting "1.85" each place it appears and replacing it with "1.78".

3.	Change in Control. Section 15.2 of the Plan is hereby deleted in its entirety and shall be replaced with the following:

15.2    Change in Control. Effective upon the consummation of a Change in Control of the Company, and except as otherwise provided in an individual Award Agreement, all outstanding Awards under the Plan shall terminate to the extent they are not assumed or replaced in connection with the Change in Control.

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(a)    For each portion of an Award that is assumed or replaced, then such portion shall become fully vested, exercisable and payable, and be released from any forfeiture rights, immediately upon termination of the Participant’s employment with the Company (or its successor) within 24 months after the Change in Control, but only if such termination of employment is triggered by the Company (or its successor) without Cause or by the Participant for Good Reason.

(b)    For each portion of an Award that is neither assumed nor replaced, the Compensation Committee has the discretion to effectuate either of the following immediately prior to consummation of the Change in Control, provided that the Participant’s employment has not terminated prior to such date: (x) such outstanding Awards (or portion thereof) shall become partially or fully vested and exercisable (and partially or fully released from any forfeiture rights), with performance-based Awards under Section 12 of the Plan vesting based upon actual performance or, if the Compensation Committee determines that actual performance is not determinable, then at target; or (y) such outstanding Awards (or portion thereof) shall be cancelled and terminated for an amount of cash, securities or other property equal to the excess, if any, of the Fair Market Value of the vested and/or unvested (as determined by the Committee in its sole discretion) shares of Common Stock subject to any such Award immediately prior to the occurrence of the Change in Control over the aggregate exercise or other purchase price (if any) of such shares. For performance-based Awards under Section 12 of the Plan, the number of shares of Common Stock subject to subsection 15.2(b)(y) shall be calculated based upon actual performance or, if the Compensation Committee determines that actual performance is not determinable, then at target. For avoidance of doubt, if an Award is an Option or Stock Appreciation Right and no positive spread exists pursuant to the foregoing, then (y) may be unilaterally effectuated by the Company with no cash payment to the Participant holding such an Award.

Notwithstanding anything herein to the contrary, an Award that vests, is earned, or is paid-out upon the satisfaction of one or more performance goals shall not be considered "assumed" or "replaced" if the Company (or its successor) modifies any of the performance goals without the Participant’s consent; provided, however, that a modification to the performance goals only to reflect the successor corporation’s post-Change in Control corporate structure shall not be deemed to invalidate an otherwise valid assumption or replacement of an Award.

This Section 15.2 of the Plan was amended effective May 19, 2016. As a result, the terms of Award Agreements that were in effect prior to such date shall prevail to the extent such terms are more favorable to a Participant.

4.	Defining the Term Cause. The definition of Cause in Exhibit A to the Plan shall be deleted in its entirety and replaced with the following:

"Cause" means, with respect to any Participant, any of the following: (i) the Participant’s conviction by a court of competent jurisdiction of, or entry of a plea of guilty or nolo contendere for, an act on the Participant’s part constituting a felony, dishonesty, willful misconduct or material neglect by the Participant of his or her employment obligations to the Company that results in material injury to the Company; (ii) appropriation (or an overt act attempting to appropriate) of a material business opportunity of the Company by the Participant; (iii) theft, embezzlement or other similar misappropriation of funds or property of the Company by the Participant; or (iv) the failure of the Participant to follow the reasonable and lawful written instructions or policy of the Company with respect to the services to be rendered and the manner of rendering such services by the Participant, provided the Participant has been given reasonable and specific written notice of such failure and opportunity to cure and no cure has been effected or initiated within a reasonable period of time, but not less than 90 days, after such notice.

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5.	Defining the Term Good Reason. Exhibit A to the Plan shall be amended to add a defined term for Good Reason as follows:

"Good Reason" means any of the following: (i) the Company (or its successor) adversely changes the Participant’s title or changes in any material respect the responsibilities, authority or status of the Participant without prior notice and acceptance; (ii) the substantial or material failure of the Company (or its successor) to comply with its obligations under the Plan or any other agreement that may be in effect that is not remedied within a reasonable time after specific written notice thereof by the Participant to the Company; (iii) the diminution of the Participant’s base salary; and (iv) requiring the Participant to relocate more than 50 miles from his or her location of employment immediately prior to the Change in Control. However, Good Reason shall only exist in the prior (i) through (iv) if the Participant has given reasonable and specific written notice to the Chief Executive Officer of such failure, the Company has been given a reasonable opportunity to cure, and no cure has been effected or initiated within a reasonable time after such notice.

6.	Full Force and Effect. Except as otherwise set forth in this Amendment, the Plan shall remain in full force and effect.

7.
Effectiveness Subject to Stockholder Approval. This Amendment shall not become effective unless the stockholders of the Company approve the increase to the share reserve of the Plan, as set forth in 1, above, and if approved, then this Amendment shall become effective as of such meeting.

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Amendment on this 19th day of May, 2016.

NEWPARK RESOURCES, INC.

By: /s/ Paul L. Howes

Its: President and
Chief Executive Officer

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APPENDIX C

NEWPARK RESOURCES, INC.
AMENDED AND RESTATED
EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I
PURPOSE
The purpose of this Plan is to assist Eligible Employees of the Company, and its Subsidiaries to acquire a stock ownership interest in the Company, thereby attracting, retaining and rewarding such employees and strengthening the mutual interest between employees and the Company’s stockholders. The Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code, although the Company makes no undertaking or representation to maintain such qualification. Notwithstanding the foregoing, the Company may establish one or more sub-plans of the Plan (and separate Offerings thereunder) which do not qualify as a Code Section 423 employee stock purchase plan for Eligible Employees of Designated Subsidiaries located and established in countries outside of the United States in order to achieve tax, employment, securities law or other purposes and objectives, and to conform the terms of the Plan with the laws and requirements of such countries in order to allow such Eligible Employees to purchase shares of Stock in a manner similar to the Plan.
ARTICLE II
DEFINITIONS AND CONSTRUCTION
Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.
2.1    “Account” shall mean a bookkeeping account maintained to record the amount of funds accumulated pursuant to the Plan with respect to a Participant for the purpose of purchasing Stock under the Plan.
2.2    “Administrator” means the entity that conducts the general administration of the Plan as provided herein. The term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in ARTICLE III.
2.3    “Board” shall mean the Board of Directors of the Company.
2.4    “Code” shall mean the U.S. Internal Revenue Code of 1986, as amended from time to time, and the regulations issued thereunder.
2.5    “Committee” means the committee of the Board described in ARTICLE III.
2.6    “Company” shall mean Newpark Resources, Inc., a Delaware corporation.
2.7    “Compensation” shall mean a cash compensation a Participant receives for services rendered to the Company or any Designated Subsidiary, including hourly wages, salary, overtime pay, variable pay, sales commissions, bereavement pay, payments for jury duty service, sick pay and vacation pay, referral pay, retroactive pay, training pay and other amounts paid in cash to a Participant through the Company’s or any Designated Subsidiary’s payroll system, to the extent that the amounts are includible in gross income. Compensation shall not include the following:
(a)    Contributions made by the Company or any Designated Subsidiary to a plan of deferred compensation or any benefit plan (including any 401(k), welfare or retirement plan). In addition, any distributions from a plan of deferred compensation (whether or not qualified) or other benefit plan (including long term or short term disability payments and workmen’s compensation payments) are excluded from Compensation under the Plan, regardless of whether such amounts are includible in the gross income of the Employee when distributed.
(b)    Amounts received as incentive bonus compensation (other than sales commissions), bonuses or other similar compensation paid on a discretionary basis.

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(b)    Amounts realized from the exercise of a stock option, stock appreciation rights, release of restricted stock, or performance awards, including amounts realized from the sale, exchange or other disposition of stock acquired under a statutory stock option.
(c)    Any other amounts that receive special tax benefits, such as premiums for group-term life insurance or amounts that would have been received and includible in gross income but for an election under Section 125(a) of the Code.
(d)    Amounts reimbursed for relocation and tuition expenses (whether or not such amounts are includible in gross income of the Employee when reimbursed).
(e)    Amounts paid in a form other than cash, fringe benefits (including auto allowances and relocation payments), employee discounts, expense reimbursement or allowances, and other forms of imputed income.
2.8    “Contributions” shall mean the amount of Compensation contributed by a Participant through payroll deductions or such other mode(s) of contribution approved by the Administrator where payroll deductions are prohibited under local law or administratively unfeasible to fund the purchase of Stock pursuant to an Option.
2.9    “Designated Subsidiary” shall mean any Subsidiary designated by the Administrator in accordance with Section 3.3(d).
2.10    “Eligible Employee” shall mean every Employee of the Company or a Designated Subsidiary except the following:
(a)     who, immediately after any rights under this Plan are granted, own (directly or through attribution) stock possessing 5% or more of the total combined voting power or value of all classes of Stock or other stock of the Company, a Parent or a Subsidiary (as determined under Section 423(b)(3) of the Code);
(b)     whose customary employment is less than twenty hours per week;
(c)    whose customary employment is for five months or less in any calendar year;
(d)    who has been continuously employed by the Company or a Designated Subsidiary less than ninety days; and
(e)    Employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code, and/or Employees who have not satisfied a service requirement designated by the Administrator pursuant to Section 423(b)(4)(A) of the Code (which service requirement may not exceed two years); provided however, that the limitation contained in this Section 2.10(e) shall only apply to the extent the Administrator expressly provides for such limitation, and then, such limitation shall only apply to such Offering Period.
For purposes of clause (a) above, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an Employee may purchase under outstanding options shall be treated as stock owned by the Employee. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or a Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-7(h)(2).
2.11    “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code or, for individuals performing services outside of the United States, as defined in accordance with applicable local law) of the Company or any Designated Subsidiary. For purposes of the Plan, an individual shall cease to be an Employee either upon an actual termination of employment with the Company or a Designated Subsidiary, or upon the Designated Subsidiary employing such individual ceasing to be a Subsidiary. For purposes of the Plan, an individual shall not cease to be an Employee while such individual is on any military leave, sick leave, statutory leave (as determined under local law) or other bona fide leave of absence (as determined under local law). The Administrator shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s participation in or other rights, if any, under the Plan as of the time of the

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Administrator's determination, all such determinations by the Administrator shall be final, binding and conclusive, notwithstanding that any governmental agency subsequently makes a contrary determination.
2.12    “Enrollment Date” shall mean the first day of each Offering Period.
2.13    “Enrollment Period” shall mean that period of time prescribed by the Administrator, which period shall conclude prior to the Offering Date, during which Eligible Employees may elect to participate in an Offering Period. The duration and timing of Enrollment Periods may be changed or modified by the Administrator from time to time.
2.14    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
2.15    “Fair Market Value” means, as of any given date, the fair market value of a share of Stock on the date determined by such methods or procedures as may be established from time to time by the Administrator. Unless otherwise determined by the Administrator, the Fair Market Value of a share of Stock as of any given date shall be as follows:
(a)    If Stock is traded on any established national securities exchange including the New York Stock Exchange, the closing price (in regular trading) of a share of Stock quoted on such exchange on that date, or, if no sales of Common Stock were reported on that date, the closing price (in regular trading) on the last preceding date on which sales were reported;
(b)    If Stock is not traded on an exchange but is quoted on a national market or other quotation system, the closing price of a share of Stock on the automated quotation system on that date, or, if no sales of Common Stock were reported on that date, the closing price on the last preceding date on which such sale was reported;
(c)    If none of the above is applicable, such amount as may be determined by the Administrator in good faith, to be the fair market value per share of Common Stock.
2.16    “Non-Section 423 Offering” shall mean the rules, procedures, or sub-plans, if any, adopted by the Administrator as part of this Plan, pursuant to which Options that do not satisfy the requirements for “employee stock purchase plans” that are set forth under Section 423 of the Code may be granted to Eligible Employees of a Designated Subsidiary as a separate offering under the Plan.
2.17    “Offering” shall mean a Section 423 Offering or a Non-Section 423 Offering of a right to purchase Stock under the Plan during an Offering Period as further described in ARTICLE V.
2.18     “Offering Period” shall mean a period with respect to which the right to purchase Stock may be granted under the Plan, which may include a Non-Section 423 Offering, as determined pursuant to ARTICLE V.
2.19    “Option” shall mean the right to purchase Stock granted to a Participant pursuant to an Offering made under this Plan.
2.20    “Parent” means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the determination, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The definition of “Parent” is intended to, and shall be construed and applied, to coincide and conform with the definition of “parent” under Section 424(e) of the Code.
2.21    “Participant” means any Eligible Employee who has elected to participate in the Plan.
2.22    “Plan” shall mean this Newpark Resources, Inc. Amended and Restated Employee Stock Purchase Plan, as it may be amended from time to time. The Plan is an amendment and restatement of the Newpark Resources, Inc. 2008 Employee Stock Purchase Plan.
2.23    “Purchase Date” shall mean the last Trading Day of each Offering Period.
2.24    “Purchase Price” shall mean the purchase price designated by the Administrator in the applicable Offering Document (which purchase price for a Section 423 Offering shall not be less than 85% of the Fair Market Value of a share of Stock for the Enrollment Date or for the Purchase Date, whichever is lower); provided, however,

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that, in the event no purchase price is designated by the Administrator, the purchase price for each Offering Period shall be 85% of the Fair Market Value of a share of Stock for the Enrollment Date or for the Purchase Date, whichever is lower; provided, further, that the Purchase Price may be adjusted by the Administrator pursuant to ARTICLE XII; and provided, and further, that the Purchase Price shall not be less than the par value of a share of Stock.
2.25    Section 423 Offering” shall mean the rules, procedures, or sub-plans, if any, adopted by the Administrator as part of this Plan, pursuant to which Options that satisfy the requirements for “employee stock purchase plans” that are set forth under Section 423 of the Code may be granted to Eligible Employees of a Designated Subsidiary as a separate offering under the Plan.
2.26    “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.
2.27    “Stock” means the common stock, $0.01 par value, of the Company.
2.28    “Subsidiary” shall mean any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the determination, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The definition of “Subsidiary” is intended to, and shall be construed and applied, to coincide and conform with the definition of “parent” under Section 424(f) of the Code.
2.29    “Trading Day” shall mean any day on which the Stock is actually traded.
ARTICLE III
ADMINISTRATION
3.1    Administrator. Unless otherwise delegated by the Board, the Compensation Committee of the Board shall be both the Committee and the Administrator. The Committee shall consist solely of two or more members of the Board each of whom is a “non-employee director” within the meaning of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Exchange Act and which Committee is otherwise constituted to comply with applicable law. Appointment of Committee members shall be effective upon acceptance of appointment. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.
3.2    Action by the Administrator. A majority of the Committee shall constitute a quorum for purposes of any actions taken as the Administrator. The acts of a majority of the Committee members present at any meeting at which a quorum is present, and, subject to applicable law and the Bylaws of the Company, acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Administrator. When acting as the Administrator, each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Designated Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the operation, administration and interpretation of the Plan.
3.3    Authority of Administrator. The Administrator shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
(a)    To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical), including establishing the timing and length of Offering Periods and establishing minimum and maximum contribution rates
(b)    To establish new or changing limits on the number of shares of Stock an Eligible Employee may elect to purchase with respect to any Offering Period, if such limits are announced prior to the first Offering Period to be affected.
(c)    To establish, in its sole discretion, sub-plans of the Plan (and separate Offerings thereunder) which do not satisfy the requirements of Code Section 423 for purposes of effectuating the participation of Eligible Employees employed by a Designated Subsidiary established in a country outside of the United States. For purposes of the foregoing, the Administrator may establish one or more sub-plans (and separate Offerings thereunder) to: (i) amend or vary the terms of the Plan in order to conform such terms with the laws, rules and regulations of each country

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outside of the United States where the Designated Subsidiary is located and established; (ii) amend or vary the terms of the Plan in each country where the Designated Subsidiary is located and established as it considers necessary or desirable to take into account or to mitigate or reduce the burden of taxation and social insurance contributions for Participants or the Designated Subsidiary, or (iii) amend or vary the terms of the Plan in each country outside of the United States where the Designated Subsidiary is located and established as it considers necessary or desirable to meet the goals and objectives of the Plan. Each sub-plan established hereunder shall be reflected in a written appendix to the Plan for each Designated Subsidiary in such country, and shall be treated as being separate and independent from the Plan; provided, the total number of shares of Stock authorized to be issued under the Plan shall include any shares of Stock issued under such non-Code Section 423 sub-plans. To the extent permitted under applicable law, the Administrator may delegate its authority and responsibilities hereunder to an appropriate sub-committee consisting of one or more officers of the Company.
(d)    To designate from time to time which Subsidiaries of the Company shall be Designated Subsidiaries, which designation may be made without the approval of the stockholders of the Company. The Administrator may provide that the non-U.S. Eligible Employees of any Designated Subsidiary shall only be eligible to participate in the Non-Section 423 Offering.
(e)    To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.
(f)    To amend the Plan as provided in ARTICLE XIII.
(g)    Generally, to exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company and its Subsidiaries and to carry out the intent that the Plan be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code.
The Administrator shall have the authority to delegate routine day-to-day administration of the Plan to such officers and employees of the Company as the Administrator deems appropriate.

3.4    Decisions Binding. The Administrator’s interpretation of the Plan, any Options granted pursuant to the Plan, and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.
ARTICLE IV
SHARES SUBJECT TO THE PLAN
4.1    Number of Shares. Subject to ARTICLE XII, the aggregate number of shares of Stock which may be issued pursuant to rights granted under the Plan shall be 2,000,000 shares. If any Option granted under the Plan shall for any reason terminate without having been exercised, the Stock not purchased under such Option shall again become available for the Plan. For avoidance of doubt, the limitation set forth in this paragraph may be used to satisfy purchases of Shares under either a Section 423 Offering or a NonSection 423 Offering
4.2    Individual Share Limit. Notwithstanding anything herein to the contrary, and in addition to the limitation set forth in Section 8.4, below, the maximum shares of Stock that may be acquired by a Participant pursuant to an Option for each Offering Period is two thousand (2,000) shares of Common Stock. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock an Eligible Employee may purchase on the Purchase Date of each Offering Period.
4.3    Stock Distributed. Any Stock distributed pursuant to the Plan may consist, in whole or in part, of authorized and unissued Stock, treasury stock or Stock purchased on the open market.
ARTICLE V
OFFERING PERIODS
The Administrator may from time to time grant Options to purchase Stock of the Company under the Plan to Eligible Employees during one or more Offering Periods selected by the Administrator commencing on an Enrollment Date. For purposes of the Plan, the Administrator may establish separate Offerings under the Plan (the terms of which

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need not be identical) in which Eligible Employees of one or more Designated Subsidiaries may participate, even if the dates of the applicable Offering Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. In the event an Offering Period is not designated by the Administrator, the right to purchase Stock of the Company under the Plan shall be granted twice each year on February 15 and August 15 of each calendar year and the term of the Offering Period shall be six months; provided however, that the first Offering Period shall commence on July 1, 2017 and end on August 14, 2017.
ARTICLE VI
PARTICIPATION
6.1    Eligibility. Any Eligible Employee who shall be employed by the Company or a Designated Subsidiary on the day immediately preceding a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of this ARTICLE VI and the limitations imposed by Section 423(b) of the Code.
6.2    Enrollment. Except as otherwise designated by the Administrator, an Eligible Employee may become a Participant in the Plan for an Offering Period during the Enrollment Period prior to the beginning of the Offering Period to which it relates. An election to participate in the Plan shall be made by completing the online enrollment process through the Company’s designated Plan broker (or such other enrollment procedures that the Administrator may establish in its sole discretion). A payroll deduction authorization will be effective for the first Offering Period following the completion of the enrollment process and all subsequent Offering Periods thereafter until (i) the Participant has elected to withdraw from the Plan in accordance with Section 10.1, (ii) the authorization is modified by completing a subsequent online enrollment process in accordance with this ARTICLE VI, (iii) the Participant’s employment is terminated or (iv) the Participant is otherwise ineligible to participate in the Plan. An Eligible Employee may not initiate, increase or decrease Contributions as of any date other than during an Enrollment Period.
6.3    Automatic Re-Enrollment. Following the end of each Offering Period, each Participant shall be automatically re-enrolled in the next Offering Period at the applicable rate of payroll deductions in effect on the last Trading Day of the prior Offering Period or otherwise as provided under ARTICLE VII, unless (i) the Participant has elected to withdraw from the Plan in accordance with Section 10.1, (ii) the Participant’s employment has terminated, or (iii) the Participant is ineligible to participate in the next Offering Period.
6.4    Non-U.S. Employees. An Eligible Employee who is a citizen or resident of a jurisdiction other than the United States (without regard to whether such individual also is a citizen or resident of the United States, for tax purposes or otherwise) may be excluded from participation in the Plan or an Offering if the participation of such Eligible Employee is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or a Section 423 Offering to violate Section 423 of the Code. In the case of a Non-Section 423 Offering, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an Offering if the Administrator has determined, in its sole discretion, that participation of such Eligible Employee(s) is prohibited under applicable law, or is not advisable or practicable for any reason.
ARTICLE VII
PAYROLL DEDUCTIONS
7.1     Payroll Deductions. During the online enrollment process, an Eligible Employee shall authorize a Contribution amount to be withheld by the Company or the Designated Subsidiary employing such Eligible Employee on each payday during an Offering Period as payroll deductions under the Plan. The Contribution shall be designated in a whole percentage between one percent (1%) and ten percent (10%) of the Eligible Employee’s Compensation to be deducted on each payday during an Offering Period and credited to the Participant’s Account for the purchase of Stock pursuant to the Offering. A Participant may elect to have Contributions completely discontinued at any time, but an election to discontinue Contributions during an Offering Period shall be deemed to be an election to withdraw pursuant to Section 10.1. No change in Contributions other than complete discontinuance can be made during an Offering Period, and, specifically, once an Offering Period has commenced, a Participant may not alter the rate of his or her Contribution for such offering. Notwithstanding the foregoing, if local law prohibits payroll deductions, a Participant may elect to participate in an Offering Period through Contributions to his or her Account in a format and pursuant to a process acceptable to the Administrator. In such event, any such Participant shall be deemed to participate in a separate Offering under the Plan, unless the Administrator otherwise expressly provides.

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7.2    Frequency of Payroll Deductions. Except as otherwise designated by the Administrator, payroll deductions for a Participant shall commence on the first payroll on or following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in ARTICLE X.
7.3    Insufficient Payroll Deductions. If in any payroll period a Participant’s Compensation is insufficient (after other authorized deductions) to permit a Contribution, no Contribution shall be made on the effected payroll date. Deduction of the full amount originally elected by the Participant will recommence as soon as his or her Compensation is sufficient to permit such Contribution; provided, however, no additional amounts will be deducted on any future payroll date to satisfy missed Contributions which occurred during insufficient payroll periods.
7.4    Decrease of Payroll Deductions. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 8.4, a Participant’s Contributions may be suspended by the Administrator at any time during an Offering Period.
ARTICLE VIII
GRANT AND EXERCISE OF RIGHTS
8.1    Grant of Rights. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period shall, subject to the maximum number of shares of Stock specified under Section 4.2 and the provisions of Section 8.4, be granted an Option to purchase that number of shares of Stock equal to the quotient of (i) the aggregate Contributions authorized to be withheld by such Participant in accordance with Section 7.1 for such Offering Period and held in the Participant’s Account, divided by (ii) the Purchase Price of the Stock as of the Enrollment Date.
8.2    Exercise of Rights. Subject to the limitations set forth in Section 8.4, each Participant in the Plan automatically and without any further action will be deemed to have exercised the Participant’s Option on each Purchase Date, to the extent that the balance then in the Participant’s Account under the Plan is sufficient to purchase at the Purchase Price the whole number of shares of Stock subject to the Option granted to such Participant under this Plan for such Offering Period. No fractional shares shall be issued on the exercise of rights granted under this Plan.
8.3    Excess Account Balances. Any amounts remaining in a Participant’s Account as of any Purchase Date after the purchase of Stock shall be distributed to the Participant, without interest, as soon as practicable after the Purchase Date; provided, however, that any amounts attributable to any fractional share that was not purchased on the Purchase Date shall be carried over to the next Offering Period unless the Participant has elected to withdraw from the Plan in accordance with Section 10.1. Notwithstanding the foregoing, the Administrator may, in its sole discretion, establish alternative means for treating amounts remaining in Participant Accounts following any Purchase Date to the extent consistent with applicable law.
8.4    Limitation on Purchase of Stock. In addition to the limitations set forth in Section 4.2, above, an Eligible Employee may not be granted an Option under the Plan if such Option, (together with any other rights granted to such Eligible Employee under “employee stock purchase plans” of the Company, any Parent or any Subsidiary, as specified by Section 423(b)(8) of the Code), excluding Options granted pursuant to any Non-Section 423 Offering, permits such Eligible Employee to purchase Stock of the Company or any Parent or Subsidiary at a rate which exceeds $25,000 of fair market value of such Stock (determined as of the first day of the Offering Period during which such Option is granted) for each calendar year in which such Option is outstanding at any time. This limitation shall be applied in accordance with Section 423(b)(8) of the Code.
8.5    Five Percent Limit. An Eligible Employee may not be granted an Option to purchase Stock under this Plan if such Participant (directly or through attribution), immediately after such Option is granted, would own or hold options to purchase Common Stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries.
8.6    Pro Rata Allocation of Shares. If the Administrator determines that, on a given Purchase Date, the number of shares of Stock with respect to Options are to be exercised may exceed (i) the number of shares of Stock that were available for issuance under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares of Stock available for issuance under the Plan on such Purchase Date, the Administrator may in its sole discretion provide that the Company shall make a pro rata allocation of the shares of Stock available for purchase on such Enrollment Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it

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shall determine in its sole discretion to be equitable among all Participants for whom Options to purchase Stock are to be exercised pursuant to this ARTICLE VIII on such Purchase Date, and shall either (x) continue all Offering Periods then in effect, or (y) terminate any or all Offering Periods then in effect pursuant to ARTICLE XII. The Company may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date. The balance of the amount credited to the account of each Participant which has not been applied to the purchase of shares of Stock shall be paid to such Participant in one lump sum in cash, without interest, as soon as reasonably practicable after the Purchase Date.
8.7    Withholding. At the time a Participant’s Option under the Plan is exercised, in whole or in part, or at the time some or all of the Stock issued under the Plan is disposed of, the Participant shall make adequate provision for the Company’s federal, state, local, non-U.S. or other tax withholding obligations, if any, which arise upon the exercise of the Option or the disposition of the Stock in accordance with such procedures and withholding methods that may be established by the Administrator in its sole discretion. At any time, the Company or a Designated Subsidiary may, but shall not be obligated to, withhold from the Participant’s compensation or other amounts payable to the Participant the amount necessary to meet applicable withholding obligations, including any withholding required to make available to the Company or a Designated Subsidiary any tax deductions or benefits attributable to sale or early disposition of Stock by the Participant.
ARTICLE IX
ISSUANCE OF STOCK
9.1    Brokerage Account or Plan Share Account. By enrolling in the Plan, each Participant shall be deemed to have authorized the establishment of a brokerage account on his or her behalf at a securities brokerage firm selected by the Administrator. Alternatively, the Administrator may provide for Plan share accounts for each Participant to be established by the Company or by an outside entity selected by the Administrator which is not a brokerage firm. Stock purchased by a Participant pursuant to the Plan shall be held in the Participant’s brokerage or Plan share account. Participants may be required to enter into agreements and authorizations (the terms of which may include, without limitation, conditions or restrictions on the transfer of shares of Stock from Participants’ brokerage accounts) with the Plan broker selected by the Administrator and the Company as the Company may prescribe.
9.2    Conditions upon Issuance of Stock. The Company shall not be required to issue or deliver any certificate or certificates for shares of Stock purchased upon the exercise of rights under the Plan prior to fulfillment of all of the following conditions:
(i)    The admission of such shares to listing on all stock exchanges, if any, on which the Stock is then listed;
(ii)    The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable;
(iii)    The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;
(iv)    The payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the rights, if any; and
(v)    The lapse of such reasonable period of time following the exercise of the rights as the Administrator may from time to time establish for reasons of administrative convenience.
ARTICLE X
WITHDRAWAL
10.1    Withdrawal. A Participant may withdraw all, but not less than all, of the Contributions credited such Participant’s Account and not yet used to exercise such Participant’s Option under the Plan at any time by completing the appropriate online withdrawal process through the Company’s designated Plan broker or contacting the Company. A notice of withdrawal must be received no later than the last day of the month immediately preceding the month of the Purchase Date. Upon receipt of such notice, Contributions on behalf of the Participant shall be discontinued and

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such Participant may not again be eligible to participate in the Plan until the next Enrollment Period. All of the Participant’s Contributions credited to such Participant’s Account during the Offering Period shall be paid to such Participant, without interest, as soon as reasonably practicable.
10.2    Future Participation. A Participant’s withdrawal from an Offering Period shall not have any effect upon eligibility to participate in any similar plan which may hereafter be adopted by the Company or a Designated Subsidiary or in subsequent Offering Periods which commence after the termination of the Offering Period from which the Participant withdraws.
ARTICLE XI
TERMINATION OF EMPLOYMENT OR ELIGIBILITY
11.1    General. If the employment of a Participant terminates prior to the Purchase Date relating to a particular Offering Period for any reason, including retirement, death or failure of a Participant to remain an Eligible Employee of the Company or of a Designated Subsidiary, participation in the Plan immediately and without any act on the part of the Participant shall terminate. Following the Participant’s termination of employment as described above, the Company will refund to the Participant or, in the case of the death of the Participant, the person or persons entitled thereto, any unused Contributions credited to the Participant’s Account during the Offering Period, without interest, and thereupon the Participant’s Option shall terminate.
11.2    Transfer of Employment. A Participant whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between the Company or any Designated Subsidiary (including transfers between Designated Subsidiaries) participating in a Section 423 Offering will not be treated as having terminated employment for purposes of participating in the Plan or an Offering; provided, however, if a Participant transfers from a Section 423 Offering to a Non-Section 423 Offering (or vice versa) or between Non-Section 423 Offerings, the Participant will be treated as having withdrawn from the Offering Period in accordance with ARTICLE X, unless otherwise determined by the Administrator in its sole decision.
11.3    Leave of Absence.
(a)    During a paid leave of absence approved by the Company and meeting the requirements of U.S. Treasury Regulation Section 1.421‑1(h)(2), a Participant’s elected Contributions shall continue.
(b)    If a Participant takes an unpaid leave of absence that is approved by the Company and meets the requirements of Treasury Regulation Section 1.421‑1(h)(2), then Contributions on behalf of the Participant shall be discontinued and no other Contributions shall be permitted (unless otherwise determined by the Administrator or required by applicable law). Any amounts credited to the Participant’s Account may be used to purchase Stock on the next applicable Purchase Date.
(c)     If a Participant takes a leave of absence that is not described in Section 11.3(a) or 11.3(b), then the Participant shall be considered to have withdrawn from the Plan in accordance with ARTICLE X hereof.
Further, notwithstanding the preceding provisions of this Section 11.3, if a Participant takes a leave of absence and such leave of absence exceeds 90 days, then the Participant shall be considered to have withdrawn from the Plan in accordance with ARTICLE X hereof on the 91st day of such leave of absence; provided, however, that if the Participant’s right to employment is guaranteed either by statute or contract, then such 90-day period shall be extended until the last day upon which such reemployment rights are so guaranteed.
ARTICLE XII
ADJUSTMENTS UPON CHANGES IN STOCK
12.1    Changes in Capitalization; Other Adjustments.
(a)    Subject to Section 12.3, whenever any change is made in the Stock by reason of any stock dividend or by reason of subdivision, stock split, reverse stock split, combination or exchange of shares, recapitalization, reorganization, reclassification of shares, or any other similar corporate event affecting the Stock, appropriate action will be taken by the Board to make such proportionate adjustments, if any, as the Board in its discretion may deem appropriate to reflect such change with respect to (i) the aggregate number and type of shares of Stock (or other securities or property) that may be issued under the Plan (including, but not limited to, adjustments of the limitations

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established pursuant to Section 4.2 on the maximum number of shares of Stock that may be purchased); (ii) the class(es) and number of shares and price per share of Stock subject to outstanding Options; and (iii) the Purchase Price with respect to any outstanding Options.
(b)    If the Company shall not be the surviving corporation in any merger or consolidation (or survives only as a subsidiary of another entity), or if the Company is to be dissolved or liquidated, then unless a surviving corporation assumes or substitutes new options (within the meaning of Section 424(a) of the Code) for all Options then outstanding under this Plan, (i) the Purchase Date for all Options then outstanding under this Plan shall be accelerated to dates fixed by the Administrator or the Board prior to the effective date of such merger or consolidation or such dissolution or liquidation and (ii) upon such effective date any unexercised Options shall expire.
12.2    No Adjustment under Certain Circumstances. No adjustment or action described in this ARTICLE XII or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to fail to satisfy the requirements of Section 423 of the Code.
12.3    No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator or the Board under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an outstanding Option or the Purchase Price of the Stock subject to an outstanding Option.
ARTICLE XIII
AMENDMENT, MODIFICATION AND TERMINATION
13.1    Amendment, Modification and Termination. The Administrator or the Board may amend, suspend or terminate the Plan at any time and from time to time; provided, however, that if stockholder approval is required pursuant to the Code, United States federal securities laws or regulations, or the rules or regulations of the New York Stock Exchange (or any other securities exchange on which the Common Stock is listed or traded), then no such amendment shall be effective unless approved by the Company’s stockholders within such time period and manner as may be required. Upon termination of the Plan, all Contributions shall cease and all amounts then credited to a Participant’s Account shall be refunded, without interest, to each Participant.
13.2    Rights Previously Granted. Except as provided in ARTICLE XII or this ARTICLE XIII, no termination, amendment or modification may make any change in any right theretofore granted which adversely affects the rights of any Participant without the consent of such Participant, provided that an Offering Period may be terminated, amended or modified by the Administrator if the Administrator determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders.
13.3    Certain Changes to Plan. Without stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected, to the extent permitted by Section 423 of the Code, the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed Contribution authorizations, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.
ARTICLE XIV
CODE SECTION 409A; TAX QUALIFICATION
14.1    Code Section 409A. Options to purchase Stock granted under a Section 423 Offering are exempt from the application of Section 409A of the Code. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Administrator determines that an Option granted under the Plan may be subject to Section 409A of the Code or that any provision in the Plan would cause an Option under the Plan to be subject to Section 409A of the Code, the Administrator may amend the terms of the Plan and/or of an outstanding Option granted

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under the Plan, or take such other action the Administrator determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding Option or future Option that may be granted under the Plan from or to allow any such Options to comply with Section 409A of the Code, but only to the extent any such amendments or action by the Administrator would not violate Section 409A of the Code. Notwithstanding the foregoing, the Company will have no liability to a Participant or any other party if the Option to purchase Stock under the Plan that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Administrator with respect thereto. The Company makes no representation that the right to purchase Stock under the Plan is compliant with Section 409A of the Code.
14.2    Tax Qualification. Although the Company may endeavor to (i) qualify an Option to purchase Stock for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Section 14.1 above. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participant’s under the Plan.
ARTICLE XV
MISCELLANEOUS
15.1    Restriction upon Assignment. An Option granted under the Plan shall not be transferable and is exercisable during the Participant’s lifetime only by the Participant. Any such attempt at assignment, transfer, pledge, or other disposition shall be without effect, and the Company will treat such act as an election to withdraw Participant’s entire Account in accordance with ARTICLE X.
15.2    Rights as a Stockholder. With respect to shares of Stock subject to an Option granted under the Plan, a Participant shall not be deemed to be a stockholder of the Company, and the Participant shall not have any of the rights or privileges of a stockholder, until such shares have been recorded in the books of the brokerage firm selected by the Administrator or, as applicable, the Company, its transfer agent, stock plan administrator or such other outside entity which is not a brokerage firm. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein. Unless otherwise determined by the Administrator or required by applicable law, the Company shall not deliver to any Participant any certificates evidencing Stock issued in connection with any purchase under the Plan.
15.3    Participant Accounts. No interest shall accrue on any amounts credited to a Participant Account. All payroll deductions or lump sum contributions of a Participant under the Plan will be deposited with the general funds of the Company and may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deduction amounts.
15.4    Currency Conversion. Eligible Employees who are paid in currency other than U.S. dollars, and who contribute such currency to the Plan through contributions or payroll deductions will have such amounts converted to U.S. dollars. The exchange rate and method for such conversion will be determined as prescribed by the Administrator for each Offering and as may be specified pursuant to any sub-plan established under the Plan. In no event will any procedure implemented for dealing with exchange rate fluctuations that may occur during an Offering result in the acquisition of shares of Stock below the Purchase Price. Each Eligible Employee shall bear the risk of any currency exchange fluctuations (if applicable) between the date on which any Eligible Employee amounts are converted to U.S. dollars and the Purchase Date.
15.5    Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
15.6    Reports. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.
15.7    No Employment Rights. Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or any Parent or Subsidiary or to

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affect the right of the Company or any Parent or Subsidiary to terminate the employment of any person (including any Eligible Employee or Participant) at any time, with or without cause.
15.8    Severability. If any provision of the Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof; instead, the provisions shall be fully severable and the Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.
15.9    Governing Law. The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of Texas without regard to otherwise governing principles of conflicts of law.
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DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except
1. The election of six directors to the Board of Directors;	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 David C. Anderson 02 Anthony J. Best 03 G. Stephen Finley 04 Paul L. Howes 05 Roderick A. Larson
06 Gary L. Warren

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
2. To approve, as an advisory vote, named executive officer compensation.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends you vote 1 YEAR on the following proposal:	1 year	2 years	3 years	Abstain
3. To approve, as an advisory vote, the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000329741_1 R1.0.1.15

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com .

NEWPARK RESOURCES, INC.
Annual Meeting of Stockholders
May 18, 2017 10:00 AM CDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Paul L. Howes and Mark J. Airola, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of NEWPARK RESOURCES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, CDT on May 18, 2017, at 9320 Lakeside Boulevard, Suite 100, The Woodlands, Texas 77381, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000329741_2 R1.0.1.15

Continued and to be signed on reverse side